UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Mid-America Apartment Communities, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

2021 ANNUAL MEETING OF SHAREHOLDERS

Virtual Annual Meeting of Shareholders

Tuesday, May 18, 2021

12:30 p.m. CDT

MID-AMERICA APARTMENT COMMUNITIES, INC.

April 5, 2021

TO MY FELLOW SHAREHOLDERS

I am pleased to invite you to attend the 2021 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc. The meeting will be held at 12:30 p.m., Central Daylight Time, on Tuesday, May 18, 2021. As the roll-out of the COVID-19 vaccine may not yet be fully deployed, we will be conducting our annual meeting online for the safety of our shareholders, employees and other attendees. The Notice of Annual Meeting of Shareholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, instructions on how to vote and participate in the meeting and other important information.

Whether or not you plan to virtually attend the 2021 Annual Meeting of Shareholders, I encourage you to vote in advance of the meeting. Please review the instructions in the How to Vote section of the accompanying Proxy Statement on page 75 to ensure that your shares will be represented and voted. Your vote is important.

On behalf of the other Directors and the associates of MAA, I would like to recognize Russell R. French for his dedicated service to our company and Board of Directors. Under the age limitation in our Corporate Governance Guidelines, Mr. French is ineligible to be nominated for election at the 2021 Annual Meeting of Shareholders. His knowledge and experience have provided valuable guidance not only to MAA, but also to Post Properties, Inc. prior to our merger in 2016. We are grateful for the insight and integrity he employed in representing the best interests of our shareholders through the years and I thank him for his service.

As we shared in prior proxy statements, we believe continuing to add diversity to our Board to better reflect and represent our residents and associates, better inform our strategic decisions and better lead our company towards providing sustainable and growing shareholder returns, should be a critical attribute incorporated in our succession planning efforts. I am pleased to report that in September 2020, after a director search started in 2019 in anticipation of Mr. French’s pending retirement, Edith Kelly-Green was appointed to our Board of Directors. Ms. Kelly-Green’s financial acumen, risk oversight experience, proven entrepreneurial endeavors and extensive community service, among other qualifications (see page 26), make her a valuable addition to both the Board of Directors and Audit Committee and we are pleased to list her as a Director Nominee in the accompanying Proxy Statement.

I am also pleased to report that, as we committed to do in last year’s proxy statement, we issued our inaugural Corporate Responsibility Report in 2020. While you will find some highlights of ESG information in the accompanying Proxy Statement, particularly corporate governance information directly related to the proposals being presented at the Annual Meeting, I encourage you to read our full Corporate Responsibility Report and learn more about our ESG sustainability targets, strategies, programs and goals. The report can be found on our website at ir.maac.com/overview/sustainability.

You can learn about other developments in the New and Notable list located on page 1 of the accompanying Proxy Statement. We’ve added this section to highlight new and enhanced disclosures we believe shareholders will find useful in evaluating the matters up for vote at the Annual Meeting. Some of these endeavors and disclosures have been developed in response to our shareholder engagement activities and we hope you will find them helpful.

Along with the other members of the Board of Directors and my fellow MAA associates, I thank you for your support and interest in MAA and I look forward to hosting you at the 2021 Annual Meeting of Shareholders.

Sincerely,

H. Eric Bolton, Jr.
Chairman of the Board of Directors and Chief Executive Officer

PROXY NAVIGATION

NEW AND NOTABLE

✓	RUSSELL R. FRENCH to retire from the Board under the mandatory retirement age provision of the Corporate Governance Guidelines (pages 3, 8)

✓	EDITH KELLY-GREEN, appointed to the Board and Audit Committee in September 2020 as part of succession planning efforts, presented as a Director Nominee (pages 3, 8, 26)

✓	New disclosure on our approach to CYBERSECURITY and INFORMATION SECURITY (pages 15-16)

✓	Enhanced disclosure of the Board’s PROCESS FOR IDENTIFYING AND SELECTING DIRECTOR NOMINEES (pages 20-21)

IN RESPONSE TO INVESTOR ENGAGEMENT ACTIVITIES

✓	Enhanced and expanded disclosures on the QUALIFICATIONS AND CONTRIBUTIONS OF DIRECTOR NOMINEES (pages 22-34)

✓	Disclosure of RACIAL MAKEUP OF THE BOARD (pages 4, 11, 22)

✓	Inaugural CORPORATE RESPONSIBILITY REPORT
✓	HUMAN RIGHTS STATEMENT
✓	VENDOR CODE OF CONDUCT

Sometimes you do things just because it’s the right thing to do. That’s why one of the core values in our culture statement is ‘Doing the right thing, at the right time, for the right reasons’. But at MAA, we also know that executing a focused ESG program can make us a better landlord, a better employer and a better neighbor, contributing to the sustainable, long-term success of our company, and ultimately making MAA a better investment for our shareholders.

Because our ESG initiatives impact all areas of our company, you will not find a dedicated ESG section in this Proxy Statement. Rather, to assist shareholders in evaluating the matters being presented for approval at the Annual Meeting, this document primarily incorporates ESG concepts that are directly related to the meeting proposals.

For a better understanding of our entire ESG program, we encourage you to read our inaugural Corporate Responsibility Report that provides enhanced discussions and more detailed information, particularly in regards to our environmental and social initiatives. The report, which includes an external assessment of our ESG program, reduction goals for water and energy usage as well as greenhouse gas emissions and specific environmental metric performance data, can be found on the sustainability page of our website along with our Human Rights Statement and Vendor Code of Conduct. You can also find additional disclosures related to our human capital in the Item 1. Business section of our Form 10-K filed with the SEC on February 18, 2021.

See page 10 for a discussion on our Board’s oversight of ESG matters.

✓	References and Abbreviations moved to inside back cover for quick access

HELPFUL RESOURCES

ANNUAL MEETING MATERIALS

VIEW

www.ProxyVote.com

PRINT

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800-579-1639

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See pages 76-77 for more information

VOTING

www.ProxyVote.com

800-690-6903

See page 75 for more information on how to vote

ASK A QUESTION

See page 74 for information on how shareholders can submit a question during the Annual Meeting

.

ANNUAL MEETING

www.virtualshareholdermeeting.com/MAA2021

See page 74 for information on how to join the Annual Meeting as a shareholder or as a guest

GOVERNANCE DOCUMENTS

ir.maac.com/overview/corporate-governance

Committee Charters

Audit

Compensation

Nominating and Corporate Governance

Real Estate Investment

Corporate Governance Guidelines

Code of Conduct

Whistleblower Policy

Communications with the Board

To obtain a free copy call 901-682-6600 or write:

MAA, ATTN: Corporate Secretary

6815 Poplar Avenue, Suite 500

Germantown, Tennessee 38138

ESG DOCUMENTS

ir.maac.com/overview/sustainability

Corporate Responsibility Report

Human Rights Statement

Vendor Code of Conduct

COMMUNICATE WITH THE BOARD

To contact the Board, its committees, the independent directors or the non-management directors, write:

MAA ATTN: Board or Group Name

c/o Corporate Secretary

6815 Poplar Avenue, Suite 500

Germantown, TN 38138

INFORMATION ON OUR WEBSITE IS NOT INCORPORATED BY REFERENCE

Information on our website is not incorporated by reference into this Proxy Statement.

2021 PROXY STATEMENT	1

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

For the safety of our shareholders, associates and the other attendees, the 2021 MAA Annual Meeting of Shareholders will be held only in a virtual meeting format via the internet. There will be no physical location for shareholders or other attendees to gather in person. Shareholders will be able to participate, submit questions related to the items of business being considered, vote and view the shareholder list during the Annual Meeting by using their 16-digit control number to log in to the Annual Meeting as a shareholder at www.virtualshareholdermeeting.com/MAA2021.

LOGISTICS

Shareholders of record at the close of business on Friday, March 12, 2021, the record date for the Annual Meeting, are entitled to receive this notice and to vote on the proposals.

DATE	TIME	PLACE
Shareholders may participate in the Annual Meeting by using any internet accessible device to log into the below URL with their 16-digit control number.
Tuesday, May 18, 2021	12:30 p.m. CDT	www.virtualshareholdermeeting.com/MAA2021

ITEMS OF BUSINESS	BOARD RECOMMENDATIONS
Proposal 1 Elect the 12 Director Nominees named in the Proxy Statement to serve until the 2022 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.	✓FOR Each Nominee
Proposal 2 Advisory (non-binding) vote to approve NEO compensation.	✓FOR
Proposal 3 Ratify Ernst & Young LLP as MAA’s independent registered public accounting firm for 2021.	✓FOR

Shareholders will also consider any other business as may properly come before the meeting or adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT

Please vote your shares in advance of the Annual Meeting regardless of whether or not you plan to attend.

Online www.ProxyVote.com	By Mail Complete, sign, date and return a valid proxy card or Voter Instruction Form	By Order of the Board of Directors,
By Phone 800-690-6903		Leslie B.C. Wolfgang Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary

Additional details regarding attending the Annual Meeting, materials and how to vote can be found on pages 74-78 of the Proxy Statement.	April 5, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 18, 2021

The following materials are available at http://materials.ProxyVote.com/59522J

•   Notice of the Annual Meeting of Shareholders to be held on May 18, 2021

•   2021 Proxy Statement

•   Annual Report to Shareholders for fiscal year ended December 31, 2020

A Notice Regarding the Internet Availability of Proxy Materials or the proxy statement, form of proxy and accompanying materials are first being sent to shareholders on or about April 5, 2021.

2021 PROXY STATEMENT	2

PROXY HIGHLIGHTS

PROPOSAL	1	ELECTION OF 12 DIRECTOR NOMINEES	BOARD RECOMMENDATION ✓ FOR ALL

CORPORATE GOVERNANCE

The Board has established numerous policies and practices to foster a culture of integrity, ensure MAA is well managed, align the interests of leadership with stakeholders and help ensure MAA’s operations and performance are sustainable over the long term. The below highlights some of MAA’s corporate governance standards.

BOARD PRACTICES

✓	Lead Independent Director (see page 11)
✓	100% Independent Audit, Compensation and Nominating and Corporate Governance Committees (see page 11)
✓	Annual Board and committee evaluations (see page 17)
✓	Regular executive sessions of Independent and Non-Management Directors (see pages 11-12, 17)
✓	Required retirement (see page 17)
✓	Director, CEO and NEO equity ownership requirements (see page 17)
✓	Prohibition against hedging or pledging equity (see page 18)
✓	Reimbursement of Director education events (see page 17)
✓	Ability for shareholders and other interested parties to communicate directly with the Board (see pages 1, 11)
✓	Accountable for public Code of Conduct (see page 18)
✓	Public Corporate Governance Guidelines (see page 17)
✓	Board authority to retain external advisors (see page 17)
✓	Ongoing Director, CEO and executive officer succession planning (see pages 10, 20-21)

SHAREHOLDERS RIGHTS

✓	Annual elections of all Directors (see page 19)
✓	Majority voting in uncontested elections with resignation policy (see page 17)
✓	Shareholder proxy access rights in bylaws (see page 19, 78)
✓	Annual Say on Pay advisory vote (see pages 5, 41)
✓	Shareholder rights to call special meetings (see page 19)
✓	No shareholder rights plan or poison pill
✓	Long standing active shareholder engagement and response (see pages 1, 16)

DIRECTOR NOMINEE SELECTION

The Nominating and Corporate Governance Committee considers multiple factors when determining the needs of the Board. Pages 20-21 contain details of the process the committee uses to identify and select Director Nominees. Two factors that play a critical role are succession planning and Director Nominee qualifications.

SUCCESSION PLANNING

Under our Corporate Governance Guidelines, individuals are not eligible to be nominated for election by shareholders to serve as a Director of MAA after they have reached the age of 75 (see page 17). The Board believes that having a mandatory retirement age drives Board refreshment and allows for thoughtful succession planning over a longer period of time. As a result, Russell R. French, who currently serves as a Director, is not eligible for nomination at the Annual Meeting. As part of its ongoing succession planning efforts, the Nominating and Corporate Governance Committee began a search in 2019 in anticipation of Mr. French’s pending retirement from the Board. As a result of those efforts, in September 2020, the Board formally appointed Edith Kelly-Green to serve as a Director until the 2021 Annual Meeting of Shareholders. Ms. Kelly-Green is currently serving on the Audit Committee and is presented as a Director Nominee for shareholder consideration at the Annual Meeting. See page 26 to review her qualifications.

KEY KNOWLEDGE AND EXPERIENCE

The Nominating and Corporate Governance Committee believes there are key areas of knowledge and experience that are of particular relevance to MAA and are therefore critical to be represented on the Board as a whole in order for the Board to provide quality oversight and risk management to MAA and our shareholders. Below are the number of Director Nominees that possess each of these key areas of knowledge and experience.

6	Real Estate Industry – Investment
6	Real Estate Industry – Development/Construction
12	Strategic Planning and Oversight
10	Risk Management
10	Public Company Platforms
9	Capital Markets
9	Financial Literacy
7	Large Organization Leadership and Human Capital Development
11	Corporate Governance

See the individual Director Nominee details on pages 22-34 for the full qualifications of each Director Nominee and the additional contributions each makes to the Board as a whole.

2021 PROXY STATEMENT	3

PROXY HIGHLIGHTS

DIRECTOR NOMINEES

Below are highlights of the Director Nominees to be considered by shareholders at the Annual Meeting. Additional details on each Director Nominee as well as the slate as a whole can be found on pages 22-34 of this Proxy Statement.

	AGE	GENDER	TENURE	OTHER PUBLIC BOARDS	POSITION	COMMITTEES
						A	C	NCG	REI
H. Eric Bolton, Jr. Chairman	64	M	1997	1	CEO of MAA				CHAIR
Alan B. Graf, Jr. LEAD INDEPENDENT SEC Financial Expert	67	M	2002	1	Past EVP and CFO of FedEx Corporation	CHAIR
Toni Jennings INDEPENDENT	72	F	2016	2	Chairman of the Board of Directors of Jack Jennings & Sons, Inc.		✓	✓
Edith Kelly-Green INDEPENDENT SEC Financial Expert	68	F	2020	1	Founding Partner of JKG Properties LLC and The KGR Group Past VP and Chief Sourcing Officer of FedEx Express	✓
James K. Lowder INDEPENDENT	71	M	2013	None	Chairman of the Board of Directors and President of The Colonial Company			✓	✓
Thomas H. Lowder INDEPENDENT	71	M	2013	None	Past Chairman of the Board of Trustees and CEO of Colonial Properties Trust		✓		✓
Monica McGurk INDEPENDENT	51	F	2016	None	Chief Growth Officer of Kellogg Company		✓	✓
Claude B. Nielsen INDEPENDENT	70	M	2013	None	Chairman of the Board of Directors and Past CEO of Coca-Cola Bottling Company United, Inc.		✓	CHAIR
Philip W. Norwood INDEPENDENT	73	M	2007	None	Principal, Haviland Capital, LLC Past President and CEO of Faison Enterprises, Inc.		CHAIR		✓
W. Reid Sanders INDEPENDENT	71	M	2010	2	President of Sanders Properties, LLC Past EVP of Southeastern Asset Management and President of Longleaf Partners Funds	✓
Gary Shorb INDEPENDENT	70	M	2012	None	Executive Director of the Urban Child Institute Past President and CEO of Methodist Le Bonheur Healthcare	✓		✓
David P. Stockert NON-MANAGEMENT	59	M	2016	1	Past CEO and President of Post Properties, Inc.				✓

A = Audit, C = Compensation, NCG = Nominating and Corporate Governance, REI = Real Estate Investment

Age is as of May 18, 2021, the meeting date for the Annual Meeting.

2021 PROXY STATEMENT	4

PROXY HIGHLIGHTS
PROPOSAL	2	EXECUTIVE OFFICER COMPENSATION (ADVISORY VOTE)	BOARD RECOMMENDATION ✓ FOR

NEO COMPENSATION PHILOSOPHY

The Compensation Committee believes that the compensation programs for our executive officers should drive key business and strategic goals over various time frames in support of sustainable long-term shareholder value creation. To do that, the Compensation Committee believes the program must balance the following objectives. See pages 40-45 for more details.

✓	Attract and retain highly qualified executives
✓	Not overpay compared to industry peers
✓	Not incentivize undue risk
✓	Be fair and equitable
✓	Reflect individual responsibilities and qualifications
✓	Be quantifiable
✓	Align with our culture
✓	Align with our overall performance
✓	Align with business strategy and key strategic objectives
✓	Balance annual and long-term strategic goals
✓	Reward superior performance
✓	Align executive interests with those of shareholders
✓	Reward for creating long-term shareholder value
✓	Be sustainable
✓	Be supported by shareholders

OTHER CONSIDERATIONS AND SAY ON PAY

In addition to the concepts represented in our executive compensation philosophy, the Compensation Committee considers various other factors when determining executive compensation, including those listed below.

▪	Labor market conditions
▪	Personal development
▪	Quality of internal working relationships, leadership and human capital development
▪	Ability to assume increased responsibilities
▪	Succession planning

Results of our shareholders’ input on executive compensation (see page 41)

92%	Shareholder approval of Say on Pay in 2020
96%	Average shareholder approval of Say on Pay vote since introduced in 2011
Annual	Say on Pay approval votes by shareholders

NEO COMPENSATION PRACTICES AND GOVERNANCE

WHAT WE DO	WHAT WE DON’T DO

✓ Align pay with performance (see page 40, 46-47)

✓ Mitigate undue risk in compensation programs (see pages 40-47)

✓ Include vesting periods on share awards (see page 46)

✓ Require compliance with NEO share ownership guidelines (see pages 17, 45)

✓ Require compliance with NEO share holding period policy (see pages 17, 45)

✓ Utilize an independent compensation consultant who provides no other services to MAA (see pages 41-43)

✓ Maintain a 100% independent Compensation Committee (see page 11)

✓ Cap award payouts (see pages 44, 46-47, 48)

✓ Maintain clawback policy allowing for recoupment of performance-based incentive compensation in certain circumstances (see page 45)

✓ Conduct an annual compensation program risk assessment (see page 43)

✓ Include non-compete provisions in Employment and Change of Control agreements (see pages 63-64)

✓ Require double-trigger for all Change of Control provisions (see pages 63-64)

NO  Dividends or dividend equivalents on unearned performance shares

NO  Repricing underwater stock options

NO  Exchanges of underwater stock options for cash

NO  Backdating of stock options

NO  Multi-year guaranteed bonuses

NO  Inclusion of the value of equity awards in severance calculations

NO  Evergreen provisions in equity plans

NO  Tax “gross ups” for excess parachute payments

NO  “Single trigger” employment or change in control agreements

NO  Hedging or pledging of MAA securities (see pages 18, 45)

NO  Overlapping performance metrics among annual and long-term incentive plans for NEOs (see pages 46-47)

NO  Perquisites or personal benefits provided to NEOs

2021 PROXY STATEMENT	5

PROXY HIGHLIGHTS

TARGET COMPENSATION

The Compensation Committee strives to find the appropriate balance of compensation elements to provide a fixed base of cash compensation to attract talented executives, performance-based opportunities to incent achievement of annual business results and long-term strategic goals and to reward executives for outperformance, and equity compensation that both aligns executive efforts with the interests of our shareholders and rewards executives for long-term value creation. The mix of these elements established for the 2020 NEO compensation packages is indicated below.

COMPENSATION METRIC PERFORMANCE          See pages 49-51 for information on MAA’s performance during 2020.

IMPACT OF COVID-19	No adjustments to the required performance ranges or actual performance results were made to 2020 incentive plans to address the unforeseen impact of COVID-19. The Compensation Committee did utilize the modifier available under the 2020 AIP to acknowledge efforts in response to the pandemic. See page 51 for a full discussion.

2020 AIP And 2020 LTIP Financial Metric Performance

The below charts compare the actual performance of the financial metrics for the 2020 AIP and 2020 LTIP to their respective performance ranges based on MAA’s original guidance to the market prior to the impact of COVID-19.

A reconciliation of net income available for MAA common shareholders to Core FFO per Share and FAD is set forth in the Non-GAAP Financial Measures section on page 79 of this Proxy Statement.

2018 LTIP Market Metric Performance

MAA’s Annualized 3-Year TSR outperformed the performance range set in the 2018 LTIP.

The performance period for the 2018 LTIP market metric ended December 31, 2020. See page 53 for details on awards realized under the 2018 LTIP.

DIRECT COMPENSATION REALIZED FROM 2020 COMPENSATION PLANS

	DIRECT COMPENSATION REALIZED TO DATE FROM 2020 NEO COMPENSATION PROGRAM								REMAINING REALIZABLE
							TOTAL AS AWARDED		TARGET LTIP 3-YR TSR (3)
		AIP (1)				TOTAL		SHARES OF		SHARES OF
		CORE FFO	FUNCTIONAL	LTIP (non-cash) (2)		COMPENSATION		RESTRICTED	VALUE	RESTRICTED
	SALARY	PER SHARE (4)	GOALS	SERVICE	FAD	(in Dollars)	CASH (1)	STOCK (2)	(in Dollars)	STOCK
BOLTON CEO	$ 838,420	$ 907,875	N/A	$ 628,815	$ 1,416,930	$ 3,792,040	$ 1,746,295	15,699	$ 1,572,038	12,064
CAMPBELL CFO	$ 518,605	$ 300,863	$ 144,224	$ 285,233	$ 643,070	$ 1,891,995	$ 963,692	7,124	$ 713,082	5,472
GRIMES COO	$ 531,480	$ 184,158	$ 312,510	$ 292,314	$ 659,035	$ 1,979,497	$ 1,028,148	7,300	$ 730,785	5,608
DELPRIORE GC	$ 505,730	$ 293,394	$ 139,076	$ 278,152	$ 627,105	$ 1,843,457	$ 938,200	6,946	$ 695,379	5,336
CARPENTER CHRO	$ 278,100	$ 116,155	$ 59,458	$ 77,868	$ 177,984	$ 709,565	$ 453,713	1,962	$ 194,670	1,494

(1)	Awards earned under the 2020 AIP are shown in dollars to reflect each NEO’s election to receive 100% of the award in cash.
(2)	Awards earned under the 2020 LTIP were issued as shares of restricted stock which remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date. Service shares were issued on January 9, 2020 and will vest in three equal annual installments on the anniversary of the issuance date. FAD shares were issued on April 1, 2021 and will vest in two equal annual installments on the anniversary of the issuance date.
(3)	The performance period for the 2020 LTIP relative TSR, which is 2020 – 2022, has not yet completed. Any awards earned will be issued in shares of restricted stock on April 3, 2023, based on the grant date closing stock price of $130.30 and will immediately vest upon issuance.
(4)	Includes a 10% award modifier to recognize efforts in response to COVID-19 and resultant outperformance of peers. See page 51 for a full discussion.

2021 PROXY STATEMENT	6

PROXY HIGHLIGHTS

PROPOSAL	3	APPOINTMENT OF ERNST & YOUNG LLP (RATIFICATION)	BOARD RECOMMENDATION ✓ FOR

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

See pages 68-70 for more details.

AUDIT COMMITTEE PRACTICES

✓	Sole authority to appoint or replace the independent registered public accounting firm
✓	Pre-approves all auditing services
✓	Pre-approves all permitted non-audit services
✓	Annual evaluation of independent registered public accounting firm’s performance
✓	Routine separate executive sessions with representatives of the independent registered public accounting firm as well as with management and the Director of Internal Audit
✓	Maintains an anonymous whistleblower platform
✓	Ensures the rotation of the lead audit partner and audit engagement team partners of the independent registered public accounting firm
✓	All members of the Audit Committee are independent (see page 11)
✓	Three SEC financial experts (see page 11)

MAA PRACTICES

✓	Will not hire an individual who is concurrently an employee of the independent registered public accounting firm
✓	Will not hire an individual in an accounting or financial reporting oversight role if in a position to influence our independent registered public accounting firm’s operations or policies
✓	CFO or Principal Accounting Officer must approve the hiring of individuals who previously served on our independent registered public accounting firm’s audit engagement team
✓	Cooling off period required for individuals who previously served on our independent registered public accounting firm’s audit engagement team to serve in an accounting or financial reporting oversight role
✓	Disclose all individuals hired who previously served on our independent registered public accounting firm’s audit engagement team to the Audit Committe

AUDIT AND NON-AUDIT FEES

	2020	2019
Audit Fees	$2,267,035	$2,416,184
Audit-Related Fees	-	-
Tax Fees	422,320	365,770
All Other Fees	1,450	2,000
Total Fees	$2,690,805	$2,783,954

The Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm since 2002 and has determined that the nature and level of non-audit related services that Ernst & Young LLP provides us is compatible with maintaining the independence of Ernst & Young LLP. See page 68 for more details on the individual fees.

2020 RATIFICATION BY SHAREHOLDERS

Shareholders ratified the selection of Ernst & Young LLP to be our independent registered public accounting firm for 2020 by 98.5% at the 2020 Annual Meeting of Shareholders. Annual ratification by shareholders of the Audit Committee’s appointment of Ernst & Young LLP to serve as our independent registered public accounting firm has averaged over 99.1% over the last 10 years.

REPRESENTATION AT ANNUAL MEETING

A representative of Ernst & Young LLP will virtually attend the Annual Meeting to make a statement if they so desire and to answer any appropriate questions presented by shareholders.

2021 PROXY STATEMENT	7

ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

MATTER TO BE VOTED
Election of the 12 Director Nominees named herein to serve until the 2022 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. Our Board proposes that the following Director Nominees, all of whom are currently serving as Directors, be elected for a term of one year.
▪ H. Eric Bolton, Jr. ▪ Alan B. Graf, Jr. ▪ Toni Jennings	▪ Edith Kelly-Green ▪ James K. Lowder ▪ Thomas H. Lowder	▪ Monica McGurk ▪ Claude B. Nielsen ▪ Philip W. Norwood	▪ W. Reid Sanders ▪ Gary Shorb ▪ David P. Stockert

VOTE REQUIRED

Each Director Nominee will be elected if there is a quorum at the Annual Meeting, either in person or by proxy, and the votes cast “FOR” each Director Nominee exceeds the votes cast “AGAINST” each Director Nominee.

We have no reason to believe that any of the Director Nominees will not agree or be available to serve as a Director if elected. However, should any Director Nominee become unable or unwilling to serve, the proxies may be voted for a substitute director nominee or to allow the vacancy to remain open until filled by our Board.

IMPACT OF ABSTENTIONS
Abstentions will have no legal effect on whether each Director Nominee is approved.

IMPACT OF BROKER NON-VOTES
Broker non-votes will have no legal effect on whether each Director Nominee is approved.

BOARD RECOMMENDATION
OUR BOARD RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

Under the Nominating and Corporate Governance Committee’s succession planning process, the Board began a search in 2019 for a new Director in anticipation of the upcoming retirement of Russell R. French under the age limitation in our Corporate Governance Guidelines. As a result of that search, Edith Kelly-Green was appointed to serve on the Board and as a member of the Audit Committee in September 2020. Ms. Kelly-Green is being presented as a Director Nominee for shareholder approval at the Annual Meeting. Mr. French is not eligible to sit for re-election.

We believe that the slate of Director Nominees presented for election at the Annual Meeting possesses the range and depth of expertise and experience required to successfully perform their roles and responsibilities in overseeing our operations, risk management and execution of our long-term strategy.

To assist you with your consideration of the Director Nominees, on the following pages you will find detailed information on the roles and responsibilities of the Board, our Board structure and governance, the process utilized and factors considered by the Nominating and Corporate Governance Committee to identify and select director candidates, Director compensation and detailed information related to the qualifications of each Director Nominee and the contributions they make to the Board as a whole.

2021 PROXY STATEMENT	8

THE BOARD’S ROLE AND RESPONSIBILITIES

The Board is elected by shareholders and represents shareholder interests in the long-term success of MAA. Except for matters voted upon by shareholders, the Board acts as the ultimate decision maker of MAA. While management is responsible for the daily operations of MAA, the Board operates in an oversight capacity.

KEY BOARD RESPONSIBILITIES

STRATEGY

Strategic planning and oversight of management’s execution of MAA’s strategic vision is a primary responsibility of the Board. Annually, management and the Board review and discuss detailed strategic plans for the next several years, including changes from previous strategic positions, market and economic projections, peer performance benchmarking data, industry and regulatory trends, areas of focus for each functional area, expected financial statement and shareholder investment impacts, resource requirements, human capital development, risks and stress test scenarios, among other topics.

Throughout the year the Board and its committees receive updates from management and actively engage in further discussions regarding execution of the strategy, variables impacting results and changes to the strategic plan.

Generally, the Board holds one of its quarterly meetings in a different MAA market each year. In addition to its regular Board and committee meetings, the Board visits several properties representing different aspects of MAA’s strategy. The Board believes these on-site visits provide additional insight into MAA’s markets, operations, resident base, human capital management, technology usage and allocation of capital investments, and allow for better oversight of the company’s strategies. In 2020, due to the COVID-19 global pandemic, the Board did not meet in person but held their meetings throughout the year by video conference call.

RISK MANAGEMENT

While management is responsible for the day to day management of our risk exposures, both the Board as a whole and its respective committees serve active roles in overseeing the management of our risks. Our Board or its committees regularly review, with members of our senior management and outside advisors, information regarding our strategy and key areas of the company including operations, investment transactions and development, finance, information technology, human capital, legal and regulatory, as well as the risks associated with each. In addition, the Board periodically reviews the results of our enterprise risk management efforts and receives legal and operational updates from executive management at every meeting and on a more frequent ad hoc basis, if necessary.

Senior management as well as outside advisors, from time to time, also periodically meet with each committee and make representations associated with their respective risk oversight responsibilities as outlined below:

AUDIT COMMITTEE

▪	Accounting practices and policies
▪	Internal controls over financial reporting
▪	Tax, including REIT compliance
▪	Fraud assessments
▪	Financial policies
▪	Internal Audit
▪	Cybersecurity
▪	Ethics and compliance programs
▪	Whistleblower platform
▪	Independence of independent registered public accounting firm

COMPENSATION COMMITTEE

▪	Executive compensation
▪	Non-employee Director compensation
▪	Overall compensation practices and policies for all associates
▪	Independence of compensation consultant

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

▪	Corporate governance
▪	Independence of Board
▪	Conflicts of interest and related party transactions
▪	Board composition
▪	Succession planning

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our Board is regularly informed through committee reports about risks assigned to committees.

2021 PROXY STATEMENT	9

COVID-19

Since the beginning of the COVID-19 pandemic, our Board has played an active role in the oversight of our response in all areas. Though the Board and its committees did not meet in person during 2020, virtual meetings were held to allow the Board to perform its responsibilities. In addition, monthly updates along with ad hoc communications were used to update the Board on the financial assistance programs we offered to those residents who have been financially impacted by the pandemic, safety protocols established to protect the health of our associates and residents, well-being and enhanced time off benefits put in place to support our associates, temporary changes to our operations and procedures, roll-out of enhanced technology to offer virtual and self-touring options to prospects, controls and procedures enacted to ensure the continued quality audit of our financial statements, and numerous other matters.

SUCCESSION PLANNING

The Board is responsible for appointing our CEO and for ensuring that adequate succession plans are in place to address both planned CEO succession as well as potential unexpected or emergency succession needs. The Nominating and Corporate Governance Committee oversees succession planning for both the Board and CEO, routinely obtaining input from and updating the full Board on succession plan reviews.

The Nominating and Corporate Governance Committee also oversees succession planning and associate development of executive and senior management positions to ensure adequate bench strength is developed and available to meet the long-term needs of MAA. The CEO and other executive management periodically update the Nominating and Corporate Governance Committee and the Board on senior management succession plans including associate development plans and areas of risk.

The Board has exposure to internal succession candidates on an ongoing basis, generally meeting with executives both inside and outside of Board meetings at least four times a year and also periodically meeting with key senior managers. In 2020, due to the COVID-19 global pandemic, the Board did not meet in person; however, executives and several other members of senior management participated in Board meetings and various Board committee meetings through video conferencing throughout the year.

The Compensation Committee considers succession planning input from the Board and the Nominating and Corporate Governance Committee when determining compensation packages for the Board and NEOs.

ESG

Ensuring the long-term success of MAA for our shareholders requires a long-term approach in all that we do. The Board is directly responsible for setting MAA’s strategy, which includes long-term sustainability planning. Committees of the Board support sustainability within their respective purviews: the Nominating and Corporate Governance Committee directs the corporate governance aspects of MAA, the Audit Committee ensures that MAA’s accounting policies and procedures and auditing controls support the reporting of high-quality financial statements, and the Compensation Committee considers the need to attract and retain qualified associates to deliver on our long-term strategic directives.

In response to investor engagement in 2018, the Board took steps to support management’s formalization of its ESG efforts and the Compensation Committee began incorporating ESG initiatives in certain of our NEO’s annual goals. The Board receives periodic updates from management on various aspects of ESG and oversees the strategic vision of the program.

Under the Board’s direction, MAA issued its inaugural annual Corporate Responsibility Report in 2020, greatly enhancing disclosure related to our ESG strategy and various initiatives, reporting the results of external assessments of our ESG program, providing reduction goals for water and energy usage as well as greenhouse gas emissions and detailing specific environmental metric performance data. The Board also oversaw the formation of our Inclusive Diversity Council in 2020, a diverse group of associates working to advance inclusion and diversity at MAA by collaborating with our CEO and other members of executive management to help ensure our policies and actions are guided by a culture of inclusiveness and free of inappropriate bias and discrimination.

See page 1 for how to access the Corporate Responsibility Report and various ESG policies.

2021 PROXY STATEMENT	10

BOARD STRUCTURE

We believe that our current Board leadership model, when combined with the experience of our Board, the strong leadership of our Independent Directors and Lead Independent Director, the committees of the Board and the corporate governance policies in place, strikes an appropriate balance between informed and consistent leadership and independent oversight and perspective, allows for efficiency and accountability, and ultimately creates an environment for the effective execution of the Board’s duties and responsibilities.

COMBINED CEO AND CHAIRMAN

As the Director with the most experience specific to MAA, the Board believes the CEO is best qualified to effectively identify strategic risks and priorities, lead strategy discussions and facilitate the flow of information between the Board and management to execute on our strategy

LEAD INDEPENDENT DIRECTOR

Provides a non-management contact for matters concerning the CEO and ensures agendas include all topics of interest to the Board and that discussions incorporate the diversity of viewpoints and perspectives of the Independent Directors

84%	SUPERMAJORITY OF INDEPENDENT DIRECTORS Provides for strong oversight of CEO and management as well as diverse viewpoints and perspectives

NON-MANAGEMENT AND INDEPENDENT DIRECTOR EXECUTIVE SESSIONS Provides forums to ensure candid discussions are held and concerns identified and voiced
100%	INDEPENDENT AUDIT, COMPENSATION, AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEES Provides for better control and oversight of critical areas of responsibility
EQUAL VOTES Each Director’s vote holds the same weight to ensure all viewpoints are represented in decisions
DIVERSITY Offers a breadth of knowledge, experiences, viewpoints, expertise and opinions to strategy discussions and oversight responsibilities

SEC FINANCIAL EXPERTS Three SEC financial experts ensure the Audit Committee has the unique skills and expertise required to perform the committee’s oversight responsibilities (1)

EXTERNAL CONSULTANTS

The ability to retain external consultants, experts and legal counsel without management approval, provides the Board with appropriate resources to protect the interests of shareholders

DIRECT COMMUNICATION WITH BOARD

The ability for shareholders and other interested parties to communicate directly with the Board, its committees, Non-Management Directors, the Lead Independent Director or the Independent Directors as a group ensures stakeholders have unfiltered access and provides the Board with additional information to assist with its deliberations

See page 1 for how to communicate directly with these groups.

(1)	Currently Messrs. Graf, French and Ms. Kelly-Green have been determined by the Board to qualify as SEC Financial Experts; however, as Mr. French is not presented as a Director Nominee for election at the Annual Meeting due to the age limitation in our Corporate Governance Guidelines, should all of the Director Nominees be elected to serve at the Annual Meeting, the Board will have two SEC Financial Experts serving on the Audit Committee following the Annual Meeting.

CURRENT BOARD COMPOSITION

The following table reflects our current Board composition.

									Other Public Company Boards
Name		Age (1)	Gender	Director Since	MAA Committee Memberships					I	Indicates that our Board has affirmatively determined the Director meets the independence standards of our Corporate Governance Guidelines, the listing standards of the NYSE and applicable SEC rules
					A	C	NCG	REI
H. Eric Bolton, Jr. Chairman	CEO	64	M	1997				XC	1
Russell R. French	I	75	M	2016	X, SFE				-
Alan B. Graf, Jr.	I, L	67	M	2002	XC, SFE				1	L	Lead Independent Director
Toni Jennings	I	72	F	2016		X	X		2	NM	Non-Management Director
Edith Kelly-Green	I	68	F	2020	X, SFE				1	A	Audit Committee
James K. Lowder	I	71	M	2013			X	X	-	C	Compensation Committee
Thomas H. Lowder	I	71	M	2013		X		X	-	NCG	Nominating and Corporate Governance Committee
Monica McGurk	I	51	F	2016		X	X		-
Claude B. Nielsen	I	70	M	2013		X	XC		-	REI	Real Estate Investment Committee
Philip W. Norwood	I	73	M	2007		XC		X	-
W. Reid Sanders	I	71	M	2010	X				2	X	Committee Member
Gary Shorb	I	70	M	2012	X		X		-	XC	Committee Chairman
David P. Stockert	NM	59	M	2016				X	1	SFE	SEC Financial Expert

(1)	Age is as of May 18, 2021, the meeting date for the Annual Meeting.

The race/ethnicity makeup of the current Board, as voluntarily self-disclosed by the Directors, is 92% White and 8% Black.

2021 PROXY STATEMENT	11

BOARD AND COMMITTEE MEETINGS

MEETINGS OF THE BOARD, COMMITTEES AND OTHER GROUPS

The Board and its committees hold both routine periodic meetings and ad hoc meetings from time to time as the respective groups deem necessary.

NUMBER OF MEETINGS HELD IN 2020		DIRECTOR ATTENDANCE
4	Board | Non-Management | Independent	All of the directors attended more than 75% of the meetings of our Board and their respective committees during the calendar year 2020.
8	Audit Committee
3	Compensation Committee
5	Nominating and Corporate Governance Committee	97%	Average of 2020 Board and committee meeting attendance by all Directors
6	Real Estate Investment Committee

REGULAR MEETINGS WITHOUT MANAGEMENT

We schedule Non-Management and Independent Director meetings following every routine Board meeting to provide the opportunity for these Director groups to regularly meet without management present. As Lead Independent Director, Mr. Graf presides over the meetings of both groups.

INDEPENDENT DIRECTORS

A Director is considered independent if our Board affirmatively determines that the Director has no direct or indirect material relationship with us. Our Board consults with both internal and external counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time. Consistent with the requirements of the SEC and the NYSE, our Board reviews all relevant transactions or relationships between each Director, or any of his or her family members, and us, our senior management and our independent auditors. Our Board has adopted the following categorical standards.

▪  A Director who is an employee or whose immediate family member is one of our executive officers is not independent until three years after the end of such employment relationship.

▪  A Director who receives, or whose immediate family member receives, more than $120,000 in any given 12-month period in direct compensation from us, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 in any given 12-month period in such compensation.

▪  A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, any of our present or former internal or external auditors is not independent until three years after the end of the affiliation or the employment or auditing relationship.

▪  A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s Compensation Committee is not independent until three years after the end of such service or the employment relationship.

▪  A Director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

The Board has determined that Mr. Stockert is not currently an Independent Director because he was the CEO of Post Properties, Inc., which MAA acquired within the past five years. As such, we currently consider Mr. Stockert to be a Non-Management Director. Mr. Stockert meets from time-to-time with the Independent Directors without the participation of management.

2021 PROXY STATEMENT	12

STANDING COMMITTEES

Our Board has four standing committees.

AUDIT COMMITTEE

Generally, the Board has charged the Audit Committee with overseeing the integrity of MAA’s financial statements, MAA’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualification and independence, the performance of MAA’s Internal Audit Department and independent registered public accounting firm, and the oversight of MAA’s cybersecurity efforts.	5	Members (1)
	100%	Independent
	8	Meetings in 2020
	3	SEC Financial Experts (1)

(1)	Currently Messrs. Graf, French and Ms. Kelly-Green have been determined by the Board to qualify as SEC Financial Experts; however, as Mr. French is not presented as a Director Nominee for election at the Annual Meeting due to the age limitation in our Corporate Governance Guidelines, should all of the Director Nominees be elected to serve at the Annual Meeting, the Audit Committee will have two SEC Financial Experts and four members following the Annual Meeting.

More specifically, the Audit Committee Charter requires the committee to:

▪  Appoint, determine the compensation of, oversee and evaluate the work of the independent registered public accounting firm

▪  Review and discuss with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Form 10-Qs and Form 10-K

▪  Discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and discuss generally the financial information and earnings guidance which has been or will be provided to analysts and rating agencies

▪  Review and discuss with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls

▪  Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters

▪  Review with management and the independent registered public accounting firm our compliance with the requirements for qualification as a REIT

▪  Meet with management responsible for oversight of the Company’s cybersecurity, crisis management and enterprise risk management programs at least annually to discuss the Company’s cybersecurity risks, including a review of the endeavors management has undergone to identify, assess, monitor and address those risks as well as response and recovery plans to address cybersecurity incidents

▪  Review and reassess annually the Audit Committee Charter and submit any recommended changes to the Board for its consideration

▪  Issue a report annually as required by the SEC’s proxy solicitation rules

COMPENSATION COMMITTEE

Generally, the Board has charged the Compensation Committee with establishing sustainable compensation policies and incentive award plans that attract, motivate and retain high quality leadership and compensate them in a manner consistent with the interests of MAA’s shareholders, overseeing MAA’s risk assessment and management relative to compensation structures, and ensuring compliance with the rules and regulations of the SEC in regards to certain disclosures required in this Proxy Statement.	5	Members
	100%	Independent
	3	Meetings in 2020

More specifically, the Compensation Committee Charter requires the committee to:

▪  Review and approve our compensation objectives

▪  Review and recommend the compensation programs, plans, and awards for the CEO to the Board and review and approve the same for the other executive officers, after taking into consideration any past “Say-on-Pay” votes by our shareholders

▪  Review and approve any employment and severance arrangements and benefits of the CEO and other executive officers

▪  Recommend to the Board how often MAA should submit the “Say-on-Pay” vote to shareholders

▪  Recommend the compensation for directors to the Board

▪  Evaluate and oversee risks associated with the company’s compensation policies and practices

▪  Act as administrator, as may be required, for our equity-related incentive plans

▪  Review and discuss with management the information contained in the Compensation Discussion and Analysis section of the Proxy Statement

▪  Assess the independence of, retain and oversee compensation consultants, outside counsel and other advisors assisting the committee with the performance of its duties

▪  Review and reassess annually the Compensation Committee Charter and recommend any proposed changes to the Board for approval

▪  Issue a report annually related to executive compensation, as required by the SEC’s proxy solicitation rules

2021 PROXY STATEMENT	13

  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Generally, the Board has charged the Nominating and Corporate Governance Committee with identifying and recommending individuals qualified to serve as Directors of MAA, reviewing the composition, structure and functioning of the Board, recommending corporate governance policies for the Board and MAA, establishing and maintaining CEO and Director succession plans and procedures, and overseeing the annual evaluation of the Board, its committees and management.	5	Members
	100%	Independent
	5	Meetings in 2020

More specifically, the Nominating and Corporate Governance Committee Charter requires the committee to:

▪  Provide assistance and oversight in identifying qualified individuals to serve as members of the Board and make recommendations to the Board regarding the selection and approval of the Director Nominees to be submitted to a shareholder vote at the annual meeting of shareholders

▪  Review the qualification and performance of incumbent Directors to determine whether to recommend them as Director Nominees for re-election

▪  Review and consider candidates for Directors who may be suggested by any Director or executive officer, or by any shareholder if made in accordance with our charter, bylaws and applicable law

▪  Provide assistance and oversight in recruiting and recommending qualified nominees for new or vacant positions on the Board

▪  Make committee membership recommendations to the Board

▪  Oversee the annual evaluation of the effectiveness of the current policies and practices of the Board and its committees

▪  Review considerations relating to board composition and develop and recommend criteria for membership including diversity, independence, experience, expertise and skills to the Board for its approval

▪  Review potential Director conflicts of interest

▪  Review and reassess annually the Nominating and Corporate Governance Committee Charter and submit any proposed changes to the Board for approval

▪  Review and recommend to the Board appropriate corporate governance principles that best serve the practices and objectives of the Board

▪  Review the orientation process and the continuing education program for all Directors, as may be required by applicable listing standards or other regulatory requirements

▪  Oversee succession planning for both the Board and CEO, and routinely obtain input from and update the full Board on succession plan reviews

  REAL ESTATE INVESTMENT COMMITTEE

Generally, the Board has charged the Real Estate Investment Committee with considering various investment opportunities presented by management and approving or disapproving specific acquisition, disposition or development investment projects for MAA that are in line with the Board approved strategy and within certain limits as established by the Board from time to time.	5	Members
	60%	Independent
	6	Meetings in 2020

More specifically, the Real Estate and Investment Committee Charter requires the committee to:

▪  Consider and approve or disapprove specific property acquisitions presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board

▪  Consider and approve or disapprove the acquisition of land and subsequent initiation of construction for development projects presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board

▪  Refer and make a recommendation to the Board regarding proposed transactions which fall outside of the individual or aggregate approval levels as periodically established by the Board

▪  Consider and approve or disapprove disposition of individual properties not listed as a potential disposition property in the annual strategic plan as reviewed and approved by the Board as well as any property for which the disposition would result in materially lower net proceeds than previously considered by the Board

▪  Review and reassess annually the Real Estate Investment Committee Charter and submit to the Board any recommended changes

Our Board may, from time-to-time, form other committees as circumstances warrant. Such committees will have authority and responsibility as delegated by our Board.

Full copies of the Audit, Compensation, Nominating and Corporate Governance and Real Estate Investment Committee charters are available upon request at no charge. See page 1 for instructions on how to request a printed copy or access the charters online.

2021 PROXY STATEMENT	14

ADDITIONAL BOARD GOVERNANCE

We believe that effective corporate governance is critical to our long-term sustainability and our ability to create long-term value for our shareholders. We continuously review our corporate governance policies and compare them to other public companies, our peers and industry best practices, and consider feedback we receive from investor engagements and what we believe is in the long-term best interests of all of our stakeholders. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required by regulation or when our Board determines that it would benefit our shareholders.

GOVERNANCE PRACTICES

INDEPENDENT EXTERNAL CONSULTANT HELPS SET DIRECTOR COMPENSATION

The Board periodically engages an independent external compensation consultant to benchmark non-employee Director compensation and make recommendations to the Compensation Committee on appropriate compensation packages.

CAPS ON NON-EMPLOYEE DIRECTOR COMPENSATION

Under the Second Amended and Restated MAA 2013 Stock Incentive Plan approved by shareholders at the 2018 Annual Meeting of Shareholders, the total value of cash paid to a Director in one calendar year cannot exceed $250,000 and the total value of equity awards granted to a Director in one calendar year cannot exceed $400,000.

PRACTICES RELATED TO EXECUTIVE COMPENSATION

For information specific to governance practices in place in regards to our NEOs, please see the Compensation Approach and Governance section of this Proxy Statement on pages 40-45.

PRACTICES RELATED TO FINANCIAL REPORTING, ACCOUNTING POLICIES AND AUDITING

For information specific to governance practices in place in regards to our accounting policies and procedures, controls over financial reporting and auditing practices, please see the Audit Committee Policies section of this Proxy Statement on pages 68-70.

PRACTICES RELATED TO CYBERSECURITY AND INFORMATION SECURITY

While we maintain business disruption procedures that allow us to operate should we not be able to access our network or service provider systems on a temporary basis, our ability to execute on our business strategy over the long-term is dependent on the use of technology. In addition, we take seriously the responsibility to protect the personal information our residents, prospects, associates and shareholders entrust with us. As a result, the protection of the information technology systems on which we rely is critically important to us.

We have a dedicated cybersecurity team, including associates holding CISSM, CISSP and ISO certifications, that partners with infrastructure resources and our Legal department to identify and mitigate, to a reasonable level, risks associated with cyber liability or potential liability for breaches of our or our service providers’ information technology systems and business operations disruptions. A detailed discussion of the risks surrounding a breach or the security failure of our systems can be found in Item 1A. Risk Factors in our Form 10-K filed with the SEC on February 18, 2021.

We take steps, and generally require our service providers to take steps through contractual obligations, to protect the security of the information processed, transmitted and stored in our and our service providers’ information technology systems. We utilize various procedures, systems, software and tools, including governance risk compliance tools to help manage and prioritize risks, in our efforts to maintain a strong security posture. All associates participate in a robust training and awareness program that includes mandatory web-based training upon hire and annually thereafter, monthly phishing email testing with follow-up training and communications and periodic hot topic communications and alerts to provide timely information to associates on newly identified or recurring threats. We perform independent external and internal penetration testing encompassing our network and web applications on an annual basis and perform internal vulnerability scanning weekly, reviewing all incidents and resolutions with senior management. In addition, we also engage 24/7 external monitoring and remediation services to supplement our internal efforts.

The Board has delegated oversight of management’s endeavors to identify, assess, monitor and address risks associated with cybersecurity incidents as well as management’s response and recovery plans associated with such events to the Audit Committee. Quarterly, and more frequently on an ad hoc basis if needed, senior management meets with the Audit Committee to discuss endeavors and events related to cybersecurity and information security.

2021 PROXY STATEMENT	15

Annually we have our cybersecurity program evaluated by an independent external consultant to assess the maturity of the program and discuss the results of that evaluation with both the Audit Committee and the Board.

We recognize that the risk of a data breach or security failure has generally increased due to the rise in new technologies and the increased sophistication and activities of the perpetrators of attempted attacks and intrusions. The security measures we and our service providers put in place cannot provide absolute security and we may suffer a cybersecurity or information security event. As such, we have insurance in place to help defray the cost should such an event occur.

SHAREHOLDER ENGAGEMENT

The Board’s primary role is to represent the long-term interests of our shareholders. MAA’s management and our dedicated investor relations team continually engage with shareholders on a variety of topics, generally through industry and investor conferences, non-deal road shows, MAA-hosted investor days, property tours, quarterly earnings calls and one-on-one calls and meetings, among other vehicles. The Board oversees our engagement practices and is routinely updated with feedback received from investors. We also consider all communications to our Board and use those as opportunities to reach out to investors to learn more about their positions on various matters of interest.

Our shareholder’s views are important to us and several past changes to our governance practices have been designed and implemented in collaboration with shareholders including the items listed below.

✓	Moving from staggered to annual elections of Directors
✓	Amending our bylaws to encompass proxy access rights for shareholders
✓	Issuance of our inaugural Corporate Responsibility Report
✓	Expanded Board diversity disclosure to include racial makeup of the Board
✓	Expanded disclosures on the qualifications and contributions of individual Director Nominees

In March 2020, our ability to meet with investors face to face was impacted by the COVID-19 global pandemic, but we were able to continue to engage with investors by virtual means and held over 600 formal interactions with shareholders during 2020.

We believe the results of our annual elections reflect our responsiveness to the interests of our shareholders. The average of the votes cast “For” our Directors at the 2020 Annual Meeting of Shareholders was 97% with the lowest affirmative vote received by any one individual Director being 91.3%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Code of Conduct specifies our policy relating to conflicts of interest and states a conflict of interest exists when an individual’s private interests interfere in any way or would appear from the perspective of a reasonable person to interfere in any way with our interests. Under the Code of Conduct, an associate who becomes aware of a potential conflict of interest must report the conflict to a supervisor, or our Legal, Internal Audit or Human Resources department. If the potential conflict of interest involves our CEO, any of our executive officers, or a Director, our Board will determine whether to grant a waiver if a conflict of interest is determined to exist. On an annual basis, the Nominating and Corporate Governance Committee, as well as the full Board, reviews related party transactions and any potential conflicts of interest. In addition, our Audit Committee charter requires the Audit Committee to review and discuss with management and our independent registered public accounting firm material related party transactions as required by applicable accounting and regulatory pronouncements. All transactions involving related parties must be approved by a majority of the disinterested members of our Board. Based on the information presented to it, the Board determined that no related party transactions occurred or were proposed since the beginning of 2020.

MATERIAL RELATIONSHIPS

None of our non-employee Directors had relationships with us during 2020 that the Board determined were material.

INDEBTEDNESS OF MANAGEMENT

None of our NEOs nor Directors were indebted to us during 2020.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Norwood (Chairman), J. Lowder and Nielsen, and Mses. Jennings and McGurk served as members of the Compensation Committee during 2020. None of the members of the Compensation Committee is nor have they ever been an officer or associate of MAA. During 2020, none of our NEOs served as a director or member of the Compensation Committee of any other entity whose executive officers served on our Board or Compensation Committee.

2021 PROXY STATEMENT	16

GOVERNANCE DOCUMENTS

Along with the elements of our Board structure and the oversight obligations contained in the committee charters, the following documents provide additional governance guidelines applicable to our Board and NEOs.

CORPORATE GOVERNANCE GUIDELINES

Approved by the Board and reviewed annually by the Nominating and Corporate Governance Committee, the Corporate Governance Guidelines reflect the principles by which the Board operates, ensuring the Board represents the best interests of shareholders. The guidelines encompass the following requirements, among others.

DIRECTOR INDEPENDENCE

At least a majority of Directors on the Board must be independent to provide appropriate oversight of management’s actions and contribute a variety of experiences and perspectives to strategy discussions.

83% of Director Nominees are Independent

OTHER PUBLIC BOARD SERVICE

Directors can only serve on a total of three other public boards. In addition, Directors must notify the Nominating and Corporate Governance Committee before accepting any new directorship to a public board so that the Board can evaluate if a conflict of interest would exist and consider whether the Director will have sufficient time to continue to provide quality service to the Board and our shareholders.

Highest other public board service of 2

RESIGNATION UPON EMPLOYMENT CHANGE

Directors who have a change in employer or significant change in job responsibilities must submit an offer of resignation from the Board and all committees for consideration. This allows the Board to evaluate the specific contributions of the Director and consider whether the change may impact the Director’s ability to continue to provide quality service to the Board and representation for our shareholders.

MANDATORY RETIREMENT AGE

Directors are ineligible for nomination for re-election once they reach the mandatory retirement age unless a waiver is granted by the Board for special circumstances. Having a mandatory retirement age drives Board refreshment, allows for thoughtful succession planning over a longer period of time and acknowledges that a Director’s knowledge and contributions may become stale as he is further removed from active employment.

Mandatory retirement at age 75

MAJORITY VOTE

Incumbent Directors must tender their resignation to the Board for consideration if they fail to receive a majority of the vote for re-election in an uncontested election.

Lowest Director approval of 91.3% in 2020

FREQUENCY OF MEETINGS

The Board is required to meet at least four times a year.

4 Board meetings in 2020

COMPLIANCE WITH ETHICS AND COMPLIANCE POLICIES

Directors and NEOs are required to comply with all MAA ethics and compliance policies. Any waivers must be approved by disinterested members of the Board and publicly disclosed.

NO waivers granted

NON-MANAGEMENT AND INDEPENDENT DIRECTOR MEETINGS

Non-Management Directors are required to meet in executive session at regularly scheduled Board meetings and Independent Directors are required to meet at least once a year. The Board believes this provides a forum for open and candid discussion on matters or concerns involving management.

BOARD ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

The Board and its committees have full and free access to all associates and the authority to engage independent advisors without notifying or receiving approval from MAA.

ATTENDANCE AT ANNUAL MEETING

Directors are encouraged to attend annual meetings of shareholders. We have historically scheduled a Board meeting on the same day as our annual meeting of shareholders so that our Directors will be on site for the meeting. Due to the COVID-19 global pandemic, our Directors attended the 2020 Annual Meeting of Shareholders virtually.

MINIMUM SHARE OWNERSHIP

Within five years of appointment, non-employee Directors must own 5x the annual cash retainer fee in shares of MAA stock or the equivalent. The CEO must own 3x his base salary and other NEOs must own 2x their respective base salary within three years of appointment to their respective position. The Board believes share ownership in MAA better aligns the interests of Directors and management with those of our shareholders.

100% compliance with share ownership

HOLDING PERIOD REQUIREMENT

NEOs are required to retain ownership of at least 50% of the number of net shares, after the payment of taxes, acquired through equity incentive plans until they retire, otherwise terminate or are no longer serving as a NEO. The Board believes requiring equity ownership over time helps to ensure a focus on long-term results.

100% compliance with holding period

DIRECTOR EDUCATION

Directors are encouraged to attend accredited director education programs for which expenses are reimbursed by MAA. In addition, educational materials and presentations by external experts are periodically provided to the Board and its committees on various topics of interest and evolving areas.

ANONYMOUS ANNUAL PERFORMANCE EVALUATIONS

The Nominating and Corporate Governance Committee oversees the anonymous evaluation by Directors of the performance of the Board and each of their respective committees on an annual basis. Results are reviewed and discussed by each committee and the Board as a whole.

2021 PROXY STATEMENT	17

CODE OF CONDUCT

MAA’s Code of Conduct reflects our commitment to achieving high standards of business, personal and ethical conduct. The Code of Conduct is applicable to our Board, executive officers and all other associates, including our CEO, CFO (Principal Financial Officer) and Principal Accounting Officer. Each member of our Board and all of our executive officers annually review the requirements in the Code of Conduct, attest in writing to meet the standards therein and affirm their compliance with those standards. Amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, Principal Financial Officer or Principal Accounting Officer) are publicly disclosed on our website. No waivers to the Code of Conduct have been made.

WHISTLEBLOWER POLICY

The Whistleblower Policy sets forth the procedures established by the Audit Committee to allow for the receipt, retention and treatment of complaints received by MAA regarding accounting, internal accounting controls or auditing matters as well as the confidential, anonymous submission of concerns regarding questionable accounting and auditing matters.

Full copies of our Corporate Governance Guidelines, Code of Conduct and Whistleblower Policy are available upon request at no charge. See page 1 for instructions on how to request a printed copy or access these documents online.

POLICY REGARDING THE ABILITY OF EMPLOYEES OR DIRECTORS TO ENGAGE IN HEDGING TRANSACTIONS OR PLEDGING OF SECURITIES

Under MAA’s policies, Directors, executive officers and certain designated employees who in the ordinary course of the performance of their duties have access to material, nonpublic information regarding MAA or any of MAA’s subsidiaries are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by the individuals covered under the policies.

The above-mentioned prohibitions also apply to any covered individual’s spouse, minor children, family members living within the same household and any other affiliates or affiliated entities.

More specifically, MAA’s policies prohibit executing short sales (the selling of securities that are not owned at the time of sale), purchasing or selling derivative securities or hedging transactions (including the buying and selling of puts, calls, other derivative securities, derivative securities that provide the economic equivalent of owning securities, any opportunity to profit from the change in value of securities and any other hedging transaction), using securities as collateral on margin accounts and pledging securities as collateral for a loan.

These prohibitions relate to all MAA and MAA subsidiary securities including common stock, preferred stock, units in limited partnerships, options to purchase common stock, any other type of securities that MAA or MAA’s subsidiaries may issue (such as convertible debentures, warrants, exchange-traded options or other derivative securities), any derivative securities that provide the economic equivalent of ownership of any securities issued by MAA or MAA’s subsidiaries, and any opportunity to profit from any change in the value of any of the securities issued by MAA or MAA’s subsidiaries.

While MAA’s policies prohibit Directors, executive officers and other individuals, affiliates and affiliated entities (as outlined above) from pledging securities as collateral on a loan, at the time the prohibition was adopted, a one-time exception was made to grandfather an existing pledge amount which was already in place. The pledge was deemed to be of immaterial risk to shareholders and cannot be increased or expanded. No additional exceptions for pledges have been made, and the Nominating and Corporate Governance Committee has determined that no other exceptions for pledges will be granted.

2021 PROXY STATEMENT	18

BYLAWS AND CHARTER PROVISIONS

ANNUAL ELECTIONS OF ALL DIRECTORS

MAA’s charter requires the annual election of all Directors. The Board believes that annual elections is an appropriate timeframe to ensure that Directors are being held accountable to shareholders.

SPECIAL MEETINGS OF SHAREHOLDERS

MAA’s bylaws allow any of the following to call a special meeting of the shareholders.

▪ CEO ▪ President ▪ Majority of the Board ▪ Majority of the Independent Directors	▪ Shareholders representing more than 10% of voting shares Information on how shareholders can request a special meeting and the requirements to do so can be found in our bylaws.

PROXY ACCESS AND OTHER METHODS FOR SHAREHOLDERS TO RECOMMEND A DIRECTOR NOMINEE

Shareholders interested in recommending or nominating a candidate for election should review the three options for doing so outlined below along with other information contained in this Proxy Statement as referenced and additional requirements that are provided in our bylaws.

Have Your Director Candidate Included In Our Proxy Materials

Pursuant to the proxy access provisions of our bylaws, shareholders who meet the requirements can have their director candidate included in our proxy materials for an annual meeting. To have a candidate included in our proxy materials for the 2022 Annual Meeting of Shareholders you must meet the requirements outlined in our bylaws and submit the required information to our corporate headquarters no later than December 6, 2021. See the Proxy Access Notice Requirements for the 2022 Annual Meeting of Shareholders section in this Proxy Statement on page 78 for additional details.

20 Shareholders	3% Ownership	MAA’s bylaws allow a shareholder or a group of up to 20 shareholders that have collectively owned at least three percent of MAA’s common stock continually for a period of at least three years to nominate and include in our proxy materials director candidates constituting up to 20% of the Board, provided that the shareholder(s) and the candidates satisfy the requirements specified in our bylaws.
3 Years	20% Nominees

Directly Nominate A Candidate For Election By Shareholders

Shareholders who meet the requirements provided in our bylaws can directly nominate a candidate for election by our shareholders at an annual meeting. To directly nominate a candidate for election by our shareholders at the 2022 Annual Meeting of Shareholders, other than pursuant to the proxy access provision of our bylaws, you must provide the information required at our corporate headquarters no later than February 17, 2022. See the Shareholder Proposal Requirements for the 2022 Annual Meeting of Shareholders section of this Proxy Statement on page 78 for additional details.

Recommend A Candidate To The Nominating And Corporate Governance Committee

Shareholders can recommend a director candidate for consideration by our Nominating and Corporate Governance Committee. To recommend a candidate for the 2022 Annual Meeting of Shareholders, the recommendation must be received at our corporate headquarters no later than December 6, 2021 and you must include the required information specified in our bylaws.

Copies of our bylaws and charter can be found on the SEC website at https://www.sec.gov.

Bylaws	See Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018
Charter	See Exhibit 3.1 to the Form 10-K which was filed on February 24, 2017

2021 PROXY STATEMENT	19

PROCESS FOR IDENTIFYING AND SELECTING DIRECTOR NOMINEES

The Board is responsible for recommending Director Nominees to our shareholders for election at our annual meetings and, from time to time, for appointing Directors to fill vacancies on the Board. Our Board has delegated the responsibility for evaluating Board needs and the process of identifying and recruiting director candidates for Board consideration to the Nominating and Corporate Governance Committee. Following is the general process the Nominating and Corporate Governance Committee utilizes to identify and select Director Nominees.

1	2	3

The process to present a Director Nominee for shareholder approval begins with INPUT from various sources on the attributes that the Board as a whole needs in order to successfully execute its roles and responsibilities in the best interest of our shareholders.	The Nominating and Corporate Governance Committee considers the attributes needed by the Board as a whole and combines that with additional considerations as part of its ongoing SUCCESSION PLANNING efforts	The Nominating and Corporate Governance Committee combines the key criteria identified through its succession planning efforts and creates a CANDIDATE PROFILE for director searches and nominee recommendations

INVESTOR ENGAGEMENTS

Changes in shareholder interests and priorities may require new attributes or change the prioritization of certain attributes over time

BOARD APPROVED STRATEGY

Evolutions of our multi-year strategy may require new attributes not previously represented on the Board for appropriate oversight of strategy execution and risk management

ANNUAL BOARD AND COMMITTEE

SELF-ASSESSMENTS

Feedback from current Directors regarding the balance of qualifications and needs, among other matters, is incorporated

BUSINESS TRENDS

Changing industry and general business developments may require new attributes to provide guidance on new competitive frontiers or for effective risk management

ANNUAL SHAREHOLDER VOTE

Results of prior year Director elections can provide insight on shareholder satisfaction with individual Director and Board performance as well as governance matters important to our shareholders

KEY KNOWLEDGE AND EXPERIENCE

The specific knowledge and abilities required for the Board and its committees to execute their responsibilities to MAA are continually updated over time. The areas of expertise and experience our Board currently feels are particularly relevant to MAA and should be possessed by one or more Directors are:

▪  Real Estate Industry – Investment

▪  Real Estate Industry – Development/Construction

▪  Strategic Planning and Oversight

▪  Risk Oversight

▪  Public Company Platform

▪  Capital Markets

▪  Financial Literacy

▪  Large Organization Leadership and Human Capital Development

▪  Corporate Governance

DIRECTOR DEPARTURES

Planned retirements and unexpected departures are considered to identify any potential gaps in Board attribute needs

BOARD GOVERNANCE

Various governance matters such as board size and Director independence are considered in regards to MAA policies as well as peer and industry best practices to allow for efficient and effective Board functioning

REGULATORY REQUIREMENTS (SEC, NYSE)

Regulations are considered to ensure compliance with all relevant public company and listing exchange requirements

SPECIFIC CRITERIAS

Specific criteria for an individual Director appointment or nominee are identified based on the results of succession planning analysis

ABILITY TO SERVE

The ability to provide quality service to the Board and represent our shareholders is evaluated. Factors considered include:

▪  Time availability

▪  Independence status

▪  Other public board commitments

▪  Schedule flexibility

CONFLICTS OF INTEREST

Current relationships that may create potential conflicts of interest with service on the Board are evaluated

GENERAL CHARACTERISTICS

Certain personal characteristics are required of every Director to provide quality representation for our shareholders and set the correct tone from the top for MAA’s culture

These characteristics include:

▪  High personal and professional integrity, ethics and values

▪  Mature wisdom and sound judgement

▪  Inquiring and independent analysis

▪  Ability to objectively appraise management performance

▪  Willingness to represent the best interests of shareholders

▪  History of achievement reflecting superior standards

DIVERSITY

The Board believes that diversity provides a breadth of knowledge, viewpoints, experiences and opinions that contribute to a stronger board. The Board and the Nominating and Corporate Governance Committee are dedicated to expanding diversity of personal attributes such as age, gender and race. We believe having diverse representation enhances the Board’s leadership effectiveness, attracts highly qualified associates, is more appealing to residents, enhances discussions of the Board and its committees and cultivates better decisions.

2021 PROXY STATEMENT	20

While the below table generally reflects the overall process utilized by the Nominating and Corporate Governance Committee to determine the needs of the Board, identify and select a candidate and make a recommendation to the Board, the committee may, from time to time, adapt the process, including the factors considered, utilize alternative sources to identify potential candidates or make other adjustments as the committee deems appropriate to address the priorities of any given situation.

4	5	6

The candidate profile is used to guide the IDENTIFICATION of POTENTIAL CANDIDATES from various sources	The Nominating and Corporate Governance Committee pursues targeted candidates to SELECT a Director Nominee	The selected candidates are APPOINTED or recommended as DIRECTOR NOMINEES for shareholder approval

INTERNAL RECOMMENDATIONS

Potential candidates may be recommended by current or past Directors or members of executive management

EXTERNAL SEARCH FIRM

From time to time, the Nominating and Corporate Governance Committee may engage an external search firm to assist in identifying potential candidates that meet the candidate profile

SPECIALIZED OUTREACH

The Board or executive management may request recommendations from various external sources such as industry organizations

DIRECT INQUIRIES

From time to time the Nominating and Corporate Governance Committee may receive communications from individuals interested in serving on our Board

SHAREHOLDER RECOMMENDATIONS

The Nominating and Corporate Governance Committee will consider recommendations received by shareholders when done so in compliance with our bylaws (see page 78)

ASSESS INTEREST

Generally, a member of the Board or a consultant (if an external search firm is being utilized) will contact target candidates to assess their interest in joining the Board

INTERVIEWS

Interested candidates will meet with members of the Board as well as members of management so they can learn more about MAA and the Nominating and Corporate Governance Committee can receive additional input to ascertain the candidate’s ability to serve as an engaged and beneficial member of the Board

DIRECTOR APPOINTMENT

From time to time, the Nominating and Corporate Governance Committee may feel it is appropriate to appoint a new Director prior to an annual meeting of shareholders (e.g. to meet a regulatory requirement, allow for overlap with a departing Director or due to other considerations). In these instances, the Director will serve until the next annual meeting of shareholders at which meeting the Director would be presented as a Director Nominee for shareholder approval pending a recommendation from the Nominating and Corporate Governance Committee to the Board to list the Director as a Director Nominee

DIRECTOR NOMINEE

The Board, upon recommendation by the Nominating and Corporate Governance Committee as a result of the process to identify and select Director Nominees, will present Director Nominees for approval by shareholders at the annual meeting of shareholders

ANNUAL ELECTIONS

All Directors must be re-nominated for shareholder approval on an annual basis

ONBOARDING

In anticipation to an appointment or following election by shareholders at an annual meeting of shareholders, a new director will participate in various meetings with management and Board groups in order to learn more about the Board and committee procedures, MAA’s operations and long-term strategy and other various matters

2021 PROXY STATEMENT	21

DIRECTOR NOMINEES FOR ELECTION

OVERVIEW

The Board believes that each Director Nominee being presented for election has high ethical standards and has the time, ability and desire to represent the best interests of our shareholders. Furthermore, the Board feels the unique skills of each Director Nominee collectively provide a strong foundation for the Board’s strategic oversight and risk management responsibilities.

The following graphs and table provide a general overview of the Director Nominees as a group, including identification of the number of individual Director Nominees that satisfy each of the key knowledge and experience factors our Nominating and Corporate Governance Committee has identified as necessary for the effective oversight of our strategy and risk management. The additional contributions each Director Nominee offers to the strength of our Board and leadership of MAA are outlined in the following pages.

Age is as of May 18, 2021, the meeting date for the Annual Meeting.

2021 PROXY STATEMENT	22

INDIVIDUAL DIRECTOR NOMINEE DETAILS

Individual information including the specific qualifications of each of the Director Nominees is set forth in the following summaries. Director Nominee ages are given as of the date of the Annual Meeting.

H. ERIC BOLTON, JR., age 64		CEO, MAA

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Not Independent - Management

Mr. Bolton joined MAA in 1994 as VP of Development, was named COO in February 1996 and was subsequently promoted to President in December 1996. Mr. Bolton has served as our CEO since October 2001 and he became Chairman of the Board in September 2002.

Prior to joining MAA, Mr. Bolton served as EVP and CFO of Trammell Crow Realty Advisors, for which he worked for more than five years. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

TENURE	Director since February 1997
ROLE	- Chairman of the Board
- Chairman of the Real Estate Investment Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS
EastGroup Properties, Inc.
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
None

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

Mr. Bolton brings extensive multi-family real estate experience to the Board. His career in real estate has encompassed all aspects of the industry from investment, new development, acquisitions and dispositions, property repositioning and property operations. Mr. Bolton has served on the Executive Committee of the National Multi-Family Housing Council as well as the Advisory Board of Governors of NAREIT and currently serves as the Lead Director and member of the Audit Committee of EastGroup Properties, Inc., a mid-cap industrial REIT. This service, along with Mr. Bolton’s certifications as a Certified Public Accountant (inactive) and Associate of Risk Management, allows Mr. Bolton to contribute strong risk mitigation and oversight capabilities to our Board. In addition, Mr. Bolton offers long-term real estate market cycle acumen garnered over his 32-year career in real estate, during which he successfully led MAA through the Great Recession (2007–2009) without discontinuing or reducing dividends to shareholders.

Mr. Bolton also brings strong guidance to our ESG program, previously serving on the boards of the Memphis Botanical Garden and the Memphis Shelby Crime Commission, as well as being a past Partner Advisor to the Mid-South Minority Business Council.

- Real Estate Industry - Investment
- Real Estate Industry – Development/Construction
- Strategic Planning and Oversight
- Risk Oversight
- Public Company Platforms
- Capital Markets
- Financial Literacy
- Large Organization Leadership and Human Capital Development
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Other Real Estate Industry – Multifamily Sector, Industry Association Service, Multifamily Operations, MAA Market Expertise
- Public Board Audit Committee Service
- REIT Structure
- Business Continuity and Crisis Management
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Essential Services Industry
- Data Privacy, Cybersecurity
- Digital Marketing
- Enhanced Branding
- Change and Growth Management
- Civic Development, Community Service, Non-Profit Leadership and Oversight
- Succession Planning

2021 PROXY STATEMENT	23

ALAN B. GRAF, JR., age 67		Past EVP and CFO, FedEx Corporation

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Mr. Graf served as the EVP and CFO and as a member of the Executive Committee of FedEx Corporation from 1998 until his planned retirement in September 2020, continuing to serve as EVP and Senior Advisor through December 2020. Mr. Graf joined FedEx in 1980 as a senior financial analyst and held various management positions throughout the Finance division until servicing as EVP and CFO of FedEx Express, FedEx’s predecessor, from 1991 to 1998.

TENURE	Director since June 2002
ROLE	- Lead Independent Director
- Chairman Audit Committee
- SEC Financial Expert

OTHER CURRENT PUBLIC DIRECTORSHIPS
NIKE, Inc.
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
None

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

As a result of his 41-year career at FedEx, a multinational company with total assets over $73 billion, including 30 years as an executive, Mr. Graf brings experienced insight in strategic vision and investments, navigation of growth, pursuit of technological and procedural innovations and organization management and development. In addition, Mr. Graf’s responsibilities for all aspects of FedEx’s global financial functions, including financial planning, treasury, tax, accounting and controls, internal audit and investor relations, along with his service as the chairman of the Audit Committee on the board of Nike, Inc., a multinational global brand and public company, offers extensive expertise to the oversight of our financial controls, audit activities, cybersecurity and risk mitigation as the Chairman of our Audit Committee.

Mr. Graf currently serves on the boards of Indiana University Foundation and University of Memphis and has been recognized for his positive impact on public education. Mr. Graf has also made an impact on the medical community in the Memphis area through his prior chairmanship of the board of Methodist Le Bonheur Healthcare and his ongoing support of the FedExFamilyHouse, a home for out-of-town families of patients at Le Bonheur Children’s Hospital that was founded by Mr. Graf and his wife, providing him with unique understanding of our corporate charity, The Open Arms Foundation, which offers similar accommodations for individuals receiving long-term medical care at facilities located away from their homes.

- Strategic Planning and Oversight
- Risk Oversight
- Public Company Platforms
- Capital Markets
- Financial Literacy
- Large Organization Leadership and Human Capital Development
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Public Board Audit Committee Chairman Service
- REIT Structure
- Business Continuity and Crisis Management
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Data Privacy, Cybersecurity
- Enhanced branding
- Change and Growth Management
- Civic Development, Community Service, Non-Profit Leadership and Oversight
- Environmental Innovation
- Legislative and Political Acumen

2021 PROXY STATEMENT	24

TONI JENNINGS, age 72		Chairman of the Board of Directors, Jack Jennings & Sons

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Ms. Jennings currently serves as the Chairman of the Board of Jack Jennings & Sons, Inc., a commercial construction firm, a position she has held since 2007, having previously served as President from 1982 to 2003.

Ms. Jennings served as the first female Lieutenant Governor for the State of Florida from 2003 to 2007. Prior to her service as Lieutenant Governor, Ms. Jennings served in the Florida House of Representatives from 1976 to 1980 and then the Florida Senate from 1980 to 2000, becoming the only person to have been elected to serve as President of the Florida Senate for two terms (1996 to 2000).

Prior to her public service, Ms. Jennings was an elementary school teacher.

TENURE	Director since December 2016
ROLE	- Compensation Committee
- Nominating and Corporate Governance Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS
Brown & Brown, Inc.
Next Era Energy, Inc.
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
Post Properties, Inc. (1993-2016)

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

Ms. Jenning’s construction experience within MAA’s geographical footprint brings valuable expertise to oversight of strategic investments in our development pipeline. In addition, her public service, including legislative relations on hurricane preparedness and disaster relief, provides a unique perspective on business continuity and crisis management as well as an understanding of regulatory compliance and ethical standards that makes her a valuable member of our Nominating and Corporate Governance Committee. She also contributes knowledge of public company compensation structures and controls to our Compensation Committee through her service on the Compensation Committee of another public board.

Ms. Jennings’ years of public service and experience as the youngest woman ever elected to the Florida House of Representatives, the first female President of the Florida Senate, (serving as such for an unprecedented two consecutive terms), and Florida’s first female Lieutenant Governor bring a unique perspective to Board discussions and provide leadership diversity and representation at our highest level of oversight, informing our approach to human capital development and reflecting our commitment to diversity and inclusion.

Ms. Jennings also offers an informed perspective to the direction and oversight of MAA’s ESG initiatives through her extensive service promoting health and education of children, including having served on the board of the Nemours Foundation and the steering committee for the Children’s Movement of Florida, and her service on the board of directors of Next Era Energy, Inc., the world’s largest producer of wind and solar energy.

- Real Estate Industry – Construction/Development
- Strategic Planning and Oversight
- Public Company Platforms
- Capital Markets
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Other Real Estate Industry – MAA Market Expertise
- Public Board Compensation Committee Service
- REIT Structure
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Essential Services Industry
- Civic Development, Community Service, Non-Profit Leadership and Oversight
- Environmental Innovation
- Legislative and Political Acumen

2021 PROXY STATEMENT	25

EDITH KELLY-GREEN, age 68		Founding Partner, JKG Properties LLC and The KGR Group

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Ms. Kelly-Green is a founding partner of JKG Properties LLC, a commercial real estate and single-family housing company formed in 2011, and The KGR Group, the owner of a large chain of restaurants formed in 2005.

Ms. Kelly-Green retired from FedEx Express, a subsidiary of FedEx Corporation, as VP and Chief Sourcing Officer in 2003, having joined FedEx Corporation in 1977 as a senior accountant. Ms. Kelly-Green held various positions during her time with the company including as VP of Internal Audit from 1991 until 1993 and VP, Strategic Sourcing and Supply from 1993 until her appointment as VP and Chief Sourcing Officer.

Prior to joining FedEx Corporation, Ms. Kelly-Green worked as a senior auditor for Deloitte & Touche from 1973 until 1977.

TENURE	Director since September 2020
ROLE	- Audit Committee
- SEC Financial Expert

OTHER CURRENT PUBLIC DIRECTORSHIPS
Sanderson Farms, Inc.
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
Applied Industrial Technologies, Inc. (2002-2019)

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

Ms. Kelly-Green’s certification as a Certified Public Accountant (inactive), background in auditing and accounting for a global public company, previous service on the Board of Directors of Paragon National Bank, designation as an SEC Financial Expert and strategic and risk oversight experience gained through various entrepreneurial endeavors makes her a valuable member of our Audit Committee’s oversight of financial statement controls, auditing procedures and capital market plans. In addition, Ms. Kelly-Green’s real estate experience also adds a non-multifamily real estate sector perspective to portfolio strategy discussions.

Ms. Kelly-Green has been honored by several organizations for her extensive volunteerism and leadership with numerous civic and philanthropic organizations, including serving as the founding Chairman of The Women’s Council for Philanthropy at the University of Mississippi, as a founding board member of both the Women’s Foundation for a Greater Memphis and Philanthropic Black Women of Memphis, and for her endowment scholarships for African-American females in accounting, to name a few. Ms. Kelly-Green’s commitment to providing opportunities to others coupled with her experiences as an African-American professional in corporate organizations, starting as the youngest African-American candidate and one of the first African-American women to pass the certified public accountancy exam in Tennessee to becoming the first African-American VP at FedEx Express, provide a unique and important perspective to the Board’s oversight of MAA’s approach to human capital, particularly our inclusion and diversity efforts, as well as our broader ESG initiatives.

- Real Estate Industry - Investment
- Strategic Planning and Oversight
- Risk Oversight
- Public Company Platform
- Capital Markets
- Financial Literacy
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Other Real Estate Industry – Retail, Commercial and Single Family Sectors
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Essential Services Industry
- Change and Growth Management
- Civic Development, Community Service, Non-Profit Leadership and Oversight

2021 PROXY STATEMENT	26

JAMES K. LOWDER, age 71		Chairman of the Board of Directors and President, The Colonial Company

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Mr. Lowder has served as Chairman of the Board of Directors and President of The Colonial Company and several subsidiary and related companies since 1995, including the Lowder Construction Company for which Mr. Lowder was appointed as President in 1974.

TENURE	Director since October 2013
ROLE	- Nominating and Corporate Governance Committee
- Real Estate Investment Committee
James K. Lowder is the brother of Thomas H. Lowder, another one of our Directors.

OTHER CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
None

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

Mr. Lowder has accumulated a wealth of construction and development expertise through his career in the real estate industry, including through leading The Colonial Company, which invests in and manages companies involved in real estate development and insurance and, at times, serving on several construction industry boards including the Home Builders Association of Alabama and the Greater Montgomery Home Builders Association. In addition, much of Mr. Lowder’s experience is within MAA’s geographic footprint, providing knowledgeable insight on markets, strong oversight of our development pipeline and thoughtful input on our portfolio strategy, making him a valuable member of the Real Estate Investment Committee.

Mr. Lowder has a history of civic development and community service having served, at times, on the board of Leadership Montgomery, as president of the Montgomery YMCA and past chairman of the Montgomery Area United Way Campaign. Mr. Lowder continues to serve on the boards of a number of charitable organizations that support the arts community and is the Managing Director of The J.K. Lowder Family Foundation, a non-profit organization founded by Mr. Lowder and his wife to support and develop the idea of community and what it means to be an involved, conscientious citizen. Mr. Lowder’s community service and leadership coupled with his experience serving on the board of Alabama Power Company, a subsidiary of Southern Company, recipient of the Edison Electric Institute Edison Award for its portfolio of energy storage research and development initiatives, allows him to provide thoughtful and informed oversight and direction to our ESG initiatives.

- Real Estate Industry – Construction/Development
- Strategic Planning and Oversight
- Public Company Platforms
- Capital Markets
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Real Estate Industry – Commercial Sector
- Real Estate Industry – Industry Association Service
- MAA Market Experience
- REIT Structure
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Essential Services Industry
- Civic Development, Community Service, Non-Profit Leadership and Oversight
- Environmental innovation

2021 PROXY STATEMENT	27

THOMAS H. LOWDER, age 71		Past Chairman of the Board of Trustees and CEO, Colonial Properties Trust

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Mr. Lowder served as the Chairman of the Board of Trustees for Colonial Properties Trust from its initial public offering in 1993 until its merger with MAA in October 2013 and as its CEO from 1993 until he retired in 2006 and again from 2008 until October 2013. Mr. Lowder previously served as President and CEO of Colonial Properties, Inc., the predecessor of Colonial Properties Trust, from 1976.

TENURE	Director since October 2013
ROLE	- Compensation Committee
- Real Estate Investment Committee
Thomas H. Lowder is the brother of James K. Lowder, another one of our Directors.

OTHER CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
None

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

Mr. Lowder’s leadership of Colonial Properties Trust along with his prior service on the board of NAREIT provides him with a keen insight and understanding of our organization including our structure, the regulatory environment of our industry, management of geographically-dispersed human capital, our customer base, multifamily property operations, capital markets and investor relations. Thus, Mr. Lowder provides the board with an independent expert voice during strategy and portfolio discussions. The overlap of the markets of the prior Colonial Properties Trust and MAA add to Mr. Lowder’s real estate investment and development expertise, making him a valuable member of the Real Estate Investment Committee. Mr. Lowder also contributes to the deliberations of our Compensation Committee through his knowledge of public company executive compensation structures and his experience serving on the Compensation Committee for the Children’s Hospital of Alabama.

In addition to serving on the board for the Children’s Hospital of Alabama (past chairman), Mr. Lowder also serves on the board of the Quarterbacking for Children’s Health Foundation and previously served on the boards of the University of Alabama Health Services Foundation and the United Way of Central Alabama (past chairman), amongst others. Mr. Lowder’s extensive philanthropic endeavors add thoughtful and informed direction to our ESG initiatives.

- Real Estate Industry - Investment
- Real Estate Industry – Development/Construction
- Strategic Planning and Oversight
- Risk Oversight
- Public Company Platforms
- Capital Markets
- Financial Literacy
- Large Organization Leadership and Human Capital Development
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Other Real Estate Industry – Multifamily, Office and Retail Sectors, Industry Association Service, Multifamily Operations, MAA Market Expertise
- REIT Structure
- Business Continuity and Crisis Management
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Essential Services Industry
- Data Privacy, Cybersecurity
- Change and Growth Management
- Civic Development, Community Service, Non-Profit Leadership and Oversight
- Succession Planning

2021 PROXY STATEMENT	28

MONICA McGURK, age 51		Chief Growth Officer, Kellogg Company

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Ms. McGurk has served as the Chief Growth Officer of Kellogg Company since January 2019 after serving as Chief Revenue and eCommerce Officer upon joining the company in July 2018.

Prior to joining Kellogg Company, Ms. McGurk worked for Tyson Foods, Inc. from 2016 until September 2017. Ms. McGurk joined Tyson Foods, Inc. as EVP of Strategy and New Ventures and President of Foodservice and was later promoted to Chief Growth Officer. Prior to joining Tyson Foods, Inc., Ms. McGurk worked for The Coca-Cola Company as SVP, Strategy, Decision Support and eCommerce, North America Group from 2014 until 2016, having previously served as VP, Strategy and eCommerce from 2012 until 2014.

 Prior to joining The Coca-Cola Company, Ms. McGurk served for eight months as the CEO of The Alumni Factor, a digital media and information services start up.

From 1992 until 2012, Ms. McGurk served in a variety of roles at McKinsey & Company, a global management consulting firm, including serving as a Partner for eight years.

TENURE	Director since March 2016
ROLE	- Compensation Committee
- Nominating and Corporate Governance Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
None

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

Ms. McGurk’s experience driving strategy and growth through brand development, advanced analytics and innovative web-site technology for global organizations as well as serving on the Governor’s Blue Ribbon Commission on Advanced Analytics and Computing for the State of Arkansas provides a wealth of expertise and guidance to MAA’s continuing development and maximization of website analytics, brand evolution and customer experience of expanded digital offerings including virtual touring and online leasing.

Ms. McGurk’s experience as an executive for several public companies outside of the real estate industry adds a diverse perspective to Compensation Committee deliberations for executive management compensation packages as well as oversight of our corporate governance program by the Nominating and Corporate Governance Committee.

Ms. McGurk is also an award-winning author whose work focuses on empowering young girls and bringing awareness to the child human trafficking crisis. Ms. McGurk uses her platform to advocate for empowering women by sponsoring and leading global women’s initiatives in various professional contexts, including presenting for the Center for Women in Leadership Executive Speaker Series in 2019. Ms. McGurk’s participation on the Nominating and Corporate Governance Committee provides a strong voice for diversity and the promotion of women leaders at our highest level of oversight, informing our approach to human capital development and reflecting our commitment to diversity and inclusion.

- Strategic Planning and Oversight
- Risk Oversight
- Public Company Platforms
- Financial Literacy
- Large Organization Leadership and Human Capital Development
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Public Company Mergers and Acquisitions
- Essential Services Industry
- Advanced Analytics and Consumer Insights
- Digital Marketing
- eCommerce
- Enhanced Branding
- Innovation in Web-Based Services
- Change and Growth Management
- Civic Development, Community Service, Non-Profit Leadership and Oversight

2021 PROXY STATEMENT	29

CLAUDE B. NIELSEN, age 70		Chairman of the Board of Directors, Coca-Cola Bottling Company United, Inc.

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent	Mr. Nielsen has served as the Chairman of the Board of Directors for Coca-Cola Bottling Company United, Inc. since 2003. Mr. Nielsen also served as CEO of Coca-Cola Bottling Company United, Inc. from 1991 until his planned retirement in 2016. Mr. Nielsen joined the company in 1979 and held a variety of operational and managerial positions until his appointment as President in 1990.
TENURE	Director since October 2013
ROLE	- Chairman Nominating and Corporate Governance Committee
- Compensation Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
None

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

As a result of his 42-year career in an essential business industry and experience leading a company through tremendous periods of growth and several mergers, Mr. Nielsen provides our Board with a wealth of insight in setting the strategic direction of MAA, considering the scope and speed at which an organization can accept and adapt to change and identifying potential obstacles and risks to successful integrations. In addition, he also brings an understanding of the challenges of managing, developing and leading human capital in geographically-dispersed locations as well as operating in many of the markets within MAA’s portfolio footprint.

Mr. Nielsen previously served on the board of directors of AmSouth Bank Corporation and Regions Financial Corporation, providing the board with additional insight in banking and financial affairs.

Furthermore, Mr. Nielsen, having been both appointed and retiring as CEO of Coca-Cola Bottling Company United, Inc. as a result of formal succession events, brings first hand insight regarding succession planning along with oversight experience gained from his prior service on the Governance Committee of Colonial Properties Trust to our Nominating and Corporate Governance Committee.

Mr. Nielsen also offers a unique perspective to our Compensation Committee having previously served as the Chairman of the Compensation Committee for Colonial Properties Trust while also understanding private company approaches to executive compensation through his experience both as CEO and Chairman of the Board of Directors of Coca-Cola Bottling Company United, Inc.

Mr. Nielsen has been involved at times with several civic and charitable organizations including the United Way of Central Alabama, the American Cancer Society, the Birmingham Rotary Club and the Birmingham Business Alliance, amongst others. Mr. Nielsen also previously served as Chairman of the Coca-Cola Scholars Foundation and, along with his wife, has supported various initiatives at the University of Alabama at Birmingham, including innovation and business incubation as well as cancer research. Mr. Nielsen’s history of civic and community support and development bring an engaged and service-minded perspective to the oversight of MAA’s ESG initiatives.

- Strategic Planning and Oversight
- Risk Oversight
- Public Company Platforms
- Financial Literacy
- Large Organization Leadership and Human Capital Development
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Public Company Compensation Committee Service (Chairman), Governance Committee Service
- REIT Structure
- Business Continuity and Crisis Management
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Essential Services Industry
- Data Privacy, Cybersecurity
- Enhanced Branding
- Change and Growth Management
- Civic Development, Community Service, Non-Profit Leadership and Oversight
- Succession Planning

2021 PROXY STATEMENT	30

PHILIP W. NORWOOD, age 73		Principal, Haviland Capital, LLC

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Mr. Norwood has been a Principal of Haviland Capital, LLC, a real estate and private equity investment firm since its formation in 2013. He has also served as the Chairman of the Board of Directors for Pacelot Milliken Enterprises, Inc., a family-owned investment company in the real estate and energy/infrastructure industries since 2014.

From 1994 until his retirement in March 2013, Mr. Norwood served as the President and CEO of Faison Enterprises, Inc., a real estate development and investment company.

Prior to joining Faison Enterprises, Inc., Mr. Norwood worked for Trammell Crow Realty Advisors, having joined the organization in 1982 and holding various positions, including COO, until being appointed CEO and Chairman of the Board of Directors of Trammell Crow Realty Advisors as well as Vice-Chairman of the Board of Directors for Trammell Crow Company until his departure in 1993.

TENURE	Director since August 2007
ROLE	- Chairman Compensation Committee
- Real Estate Investment Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
None

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

With an extensive career in commercial real estate, encompassing investment experience in much of MAA’s portfolio footprint, Mr. Norwood provides expert knowledge regarding MAA’s markets, commercial investments and strategic portfolio decisions, as well as financial acumen related to transactions, making him a valuable member of the Real Estate Investment Committee, for which he also offers a unique perspective and understanding of the private sector with which MAA often competes for acquisitions.

As the Chairman of the Compensation Committee, Mr. Norwood brings knowledge of private real estate compensation structures and opportunities, which allows the Compensation Committee to consider the competitiveness of executive compensation packages beyond those at other public companies or within the public REIT industry.

In addition to Mr. Norwood’s service on various industry-related associations, he has also been involved with several civic and philanthropic endeavors and currently serves as the Chairman of the Board of Directors of Camp Blue Skies Foundation, which works to enhance the lives of adults with developmental disabilities through recreation, socialization and life skills education. Mr. Norwood’s mix of real estate expertise, history of community service and knowledge of various environmental sustainability initiatives, including solar, landfill-gas-to-energy and hydro-electric generation, gained through his service on the Board of Directors of Pacelot Milliken Enterprises, Inc., provide him with a very unique understanding of the challenges and opportunities the real estate industry faces in developing sustainability initiatives, making him a valuable voice in guiding our ESG program strategy and goals.

- Real Estate Industry – Investment
- Real Estate Industry – Construction/Development
- Strategic Planning and Oversight
- Risk Oversight
- Capital Markets

ADDITIONAL CONTRIBUTIONS
- Other Real Estate Industry – Commercial Sector, Industry Association Service, MAA Market Expertise
- Public Company Mergers and Acquisitions
- Essential Services Industry
- Environmental Innovation

2021 PROXY STATEMENT	31

W. REID SANDERS, age 71		President, Sanders Properties, LLC

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Mr. Sanders has served as President of Sanders Properties, LLC since its formation in 2004. Mr. Sanders also currently serves on the Investment Committee for several limited liability companies involved in commercial real estate.

Mr. Sanders was the co-founder of and, from 1975 until 2000, served as the EVP of Southeastern Asset Management and the President of Longleaf Partners Fund.

From 1971 until 1975, Mr. Sanders served as an investment officer and worked in credit analysis and commercial lending in the banking industry.

TENURE	Director since March 2010
ROLE	- Audit Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS
Granite Point Mortgage Trust
Two Harbors Investment Corp.
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
Silver Bay Realty Trust Corp. (2016-2017)

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

The combination of Mr. Sander’s financial acumen, knowledge of capital markets and deep background in investing in the real estate industry with his experience serving on the Risk Oversight Committees of both a public REIT and mortgage trust make him a valuable member of our Audit Committee. In addition, Mr. Sanders provides commercial sector knowledge to the Board’s portfolio strategy discussions as well as an understanding of the regulatory requirements surrounding our organizational structure as a REIT.

Mr. Sanders has also served, at times, on numerous boards reflecting a wide-range of civic and philanthropic endeavors encompassing the arts, education and medical services and is currently serving as Chairman of the Board of Directors of the Hugo-Dixon Foundation and on the Board of Trustees for the Dixon Gallery and Gardens, The Dixon Gallery and Gardens Endowment Fund and the Tennessee Shakespeare Company. Mr. Sanders dedication to supporting the arts and community enhancement adds thoughtful guidance to our ESG strategy.

- Real Estate Industry – Investment
- Strategic Planning and Oversight
- Risk Oversight
- Public Company Platform
- Capital Markets
- Financial Literacy
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Other Real Estate Industry – Commercial Sector and MAA Market Expertise
- Public Board Audit Committee, Compensation Committee and Risk Oversight Committee Service
- REIT Structure
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Essential Services Industry
- Civic Development, Community Service, Non-Profit Leadership and Oversight

2021 PROXY STATEMENT	32

GARY SHORB, age 70		Executive Director, The Urban Child Institute

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Independent

Mr. Shorb has served as the Executive Director of The Urban Child Institute since February 2017. From 2016 through April 2017, Mr. Shorb served as a Senior Advisor following his planned retirement in 2016 as President and Chief Executive Officer of Methodist Le Bonheur Healthcare, an integrated healthcare system that comprises a seven-hospital operation with $2 billion in annual revenues. Mr. Shorb joined Methodist Le Bonheur Healthcare in 1990 as EVP, COO, transitioning to President and CEO in 2001.

Before joining Methodist Le Bonheur Healthcare, Mr. Shorb served as President and CEO of Regional Medical Center in Memphis from 1986 to 1990, having joined the organization in 1982 as VP of Operations.

Prior to his work in the healthcare industry, Mr. Shorb worked as a project engineer with Exxon after serving as a Lieutenant Commander in the U.S. Navy.

TENURE	Director since May 2012
ROLE	- Audit Committee
- Nominating and Corporate Governance Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS
None
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
None

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

With his background in engineering and operations and 15 years serving as the President and CEO of an integrated healthcare system, Mr. Shorb brings experienced insight related to risk mitigation, organizational management and as a provider of essential services to the Board’s oversight and strategic analysis discussions. His experience serving in a highly regulated industry requiring strong data security and privacy controls makes him a valuable member of our Audit Committee which oversees our financial statement controls and cybersecurity efforts. In addition, having been both appointed and retiring as CEO of Methodist Le Bonheur Healthcare as a result of formal succession events, he also brings experienced insight to our management and board succession plans through his service on our Nominating and Corporate Governance Committee.

As well as serving as the Executive Director of The Urban Child Institute, a non-profit dedicated to promoting the education, health and well-being of young children, Mr. Shorb has extensive community service and leadership experience that brings a wealth of insight to our human capital programs, including our diversity and inclusion efforts, oversight of our corporate charity, The Open Arms Foundation, and various initiatives of our ESG program. Mr. Shorb has been recognized by numerous organizations for his decades of involvement and leadership, serving at various times on the boards of the National Civil Rights Museum, United Way, the Memphis Shelby Crime Commission, Tennesseans for Early Childhood Education (past Chairman), Crosstown Highschool, Rust College, The University of Memphis Foundation and the Tennessee Business Leadership Council, amongst others.

- Strategic Planning and Oversight
- Risk Oversight
- Financial Literacy
- Large Organization Leadership and Human Capital Development
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Business Continuity and Crisis Management
- Regulatory Compliance
- Essential Services Industry
- Data Privacy, Cybersecurity
- Change and Growth Management
- Civic Development, Community Service, Non-Profit Leadership and Oversight
- Succession Planning

2021 PROXY STATEMENT	33

DAVID P. STOCKERT, age 59		Past CEO and President, Post Properties, Inc.

CURRENT MAA BOARD SERVICE		CAREER
STATUS	Non-Management

Mr. Stockert has served as one of three general partners in Sweetwater Opportunity Fund, L.P., an Atlanta-based private real estate investment fund, since 2019.

Mr. Stockert served as CEO and President of Post Properties, Inc. from 2002 until its merger with MAA in December 2016, having previously served as President and COO from 2001 until 2002.

Prior to joining Post Properties, Inc., Mr. Stockert served as EVP of Duke Realty Corporation, a public real estate company, from 1999 until 2000 and as SVP and CFO of Weeks Corporation from 1995 until it merged with Duke Realty Corporation in 1999.

From 1990 until 1995, Mr. Stockert was an investment banker in the Real Estate group at Dean Witter Reynolds Inc. (now Morgan Stanley) and a Certified Public Accountant.

TENURE	Director since December 2016
ROLE	- Real Estate Investment Committee

OTHER CURRENT PUBLIC DIRECTORSHIPS
Duke Realty Corporation
FORMER PUBLIC DIRECTORSHIPS (within past 5 years)
Post Properties, Inc. (2002-2016)

NOMINEE QUALIFICATION CONSIDERATIONS

KEY KNOWLEDGE AND EXPERIENCE

As a result of his leadership of Post Properties, Inc. along with his prior service on the Board of Directors of the National Multi-Housing Council and other industry associations, Mr. Stockert provides a keen insight and understanding of our organization and industry including our structure, the regulatory environment of our industry, management of geographically-dispersed human capital, our customer base, multifamily property operations, capital markets and investor relations. The overlap of the markets of the prior Post Properties, Inc. and MAA add to Mr. Stockert’s real estate investment and development expertise, making him a valuable member of the Real Estate Investment Committee.

Mr. Stockert has, at times, served on the Board of Directors of numerous civic and charitable organizations including Grady Health System, the YMCA of Metro Atlanta, the Community Foundation for Greater Atlanta, Westside Future Fund and Horizons Atlanta, amongst others. His leadership of the Post HOPE Foundation, the corporate charity of Post Properties, Inc. dedicated to helping those in need, makes him uniquely qualified to assist the Board with the oversight of MAA’s corporate charity, The Open Arms Foundation, and guiding community involvement discussions related to our ESG initiatives.

- Real Estate Industry – Investment
- Real Estate Industry – Construction/Development
- Strategic Planning and Oversight
- Risk Oversight
- Public Company Platform
- Capital Markets
- Financial Literacy
- Large Organization Leadership and Human Capital Development
- Corporate Governance

ADDITIONAL CONTRIBUTIONS
- Other Real Estate Industry – Multifamily Sector, Industry Association Service, Multifamily Operations and MAA Market Expertise
- Public Board Lead Director Service and Governance Committee Service
- REIT Structure
- Business Continuity and Crisis Management
- Public Company Mergers and Acquisitions
- Regulatory Compliance
- Essential Services Industry
- Data Privacy, Cybersecurity
- Digital Marketing
- Change and Growth Management
- Civic Development, Community Service, Non-Profit Leadership and Oversight

2021 PROXY STATEMENT	34

DIRECTOR COMPENSATION

COMPENSATION PHILOSOPHY

Upon recommendations from the Compensation Committee, the Board sets compensation for our non-employee Directors. Directors who are employees of MAA are not compensated for serving on the Board. In considering their recommendation to the Board on non-employee Director compensation, the Compensation Committee endeavors to establish a compensation program that will facilitate the attraction and retention of highly qualified Directors and adequately recognize the efforts and contributions of those Directors. In doing so, the committee considers many factors including the level of responsibility and liability assumed by Directors, the time commitment involved, the level of expertise and skill the Board wishes to attract and retain and the additional responsibilities associated with serving on committees, as a chairman of a committee or as the Lead Independent Director.

The Board believes that the approach towards non-employee Director compensation should reflect the values used in setting NEO compensation in that it should be generally in line with the median compensation offered at comparable peer companies, reflect a mix of both cash and equity compensation to ensure alignment with our shareholders and be sustainable over the long-term.

The consultant hired by the Compensation Committee to assist with setting executive compensation is periodically engaged to benchmark and recommend appropriate compensation for our non-employee Directors.

2020 COMPENSATION PROGRAM

In 2018, the Compensation Committee retained an external compensation consultant from Pearl Meyer to assist with setting the compensation for non-employee Directors for 2019. Pearl Meyer’s work included benchmarking the 2018 compensation package against the same peer group established to evaluate NEO compensation and providing insight into then-current trends and compensation structures with the goal of setting total compensation near the median level of MAA’s comparative peer group for compensation. The 2018 review found that while the compensation program design was in line with industry peers and the broader market in terms of structure, the average non-employee Director pay was below the peer group 50th percentile. Primarily based on the compensation consultant’s analysis and recommendations, the Board increased the average non-employee Director total compensation for 2019 to just under the 50th percentile benchmark level from the 2018 study.

The Compensation Committee did not engage an external consultant in 2019 and no changes were made to the compensation package set for non-employee Directors in 2020 from those in place for 2019.

ANNUAL CASH FEES			GRANTS OF SHARES OF RESTRICTED STOCK

The below 2020 annual cash fees were awarded to non-employee Directors in quarterly installments following our routine quarterly Board meetings. Committee chairmen do not receive their respective committee’s service fee in addition to their chairman fee.

Shares of restricted stock are granted to non-employee Directors following election to the Board. These shares of restricted stock vest at the end of the Director’s annual term. Dividends equivalent to the dividends paid on shares of common stock are paid on these shares of restricted stock prior to vesting. Directors who choose to leave the Board before their term is completed for reasons other than retirement, disability or death, forfeit their granted shares of restricted stock.
$ $	75,000 20,000	Board service Audit Committee Chairman
	$10,000	Audit Committee service
$ $	17,500 8,750	Compensation Committee Chairman Compensation Committee service
	$12,500	Nominating and Corporate Governance Chairman	$130,000	Value of annual grant
	$6,250	Nominating and Corporate Governance service
$ $	7,500 25,000	Real Estate Investment service Lead Independent Director	The non-employee Directors elected at the 2020 Annual Meeting of Shareholders were each issued 1,169 shares of restricted stock based on the closing stock price of $111.12 on May 19, 2020, the day of the meeting. Ms. Edith Kelly-Green received a pro-rata grant of 867 shares of restricted stock based on the closing stock price of $112.39 on September 24, 2020, the day she was appointed to the Board.

DEFERRED COMPENSATION

In accordance with our Director Deferred Compensation Plan, Directors have the option of having the comparable value of phantom stock issued into a deferred compensation account in lieu of receiving their annual cash fees and/or their grant of shares of restricted stock. If Directors choose to defer their compensation in this manner, the compensation is paid out in two annual installments either in shares

2021 PROXY STATEMENT	35

of our common stock or in the cash equivalent, (at the Director’s election), beginning in the year following the year in which the Director retires from the Board. Dividends equivalent to the dividends paid on shares of common stock are paid on these shares of phantom stock prior to payout of the shares. All dividends paid on shares of phantom stock prior to payout are dividend reinvested into additional shares of phantom stock which are also deferred under the plan.

MIX OF COMPENSATION ELEMENTS

The below represents the average mix of compensation elements available to non-employee Directors and as actually awarded in 2020 based on the respective role(s) each non-employee Director held during 2020, and the payout elections each Director made.

AVERAGE MIX OF 2020 COMPENSATION ELEMENTS

As Offered to Non-Employee Directors	As Elected By and Paid To Non-Employee Directors

DIRECTOR COMPENSATION TABLE

The below table represents the compensation earned by each non-employee Director during 2020.

	Fees Earned	Stock	All Other
	or Paid in Cash	Awards	Compensation	Total
Name	($)(1)	($)(2)	($)(3)	($)
Russell R. French (4)	$85,000	$129,899	$4,618	$219,517
Alan B. Graf, Jr.	$120,000	$129,899	$4,618	$254,517
Toni Jennings	$90,000	$129,899	$4,618	$224,517
Edith Kelly-Green	$42,500	$97,442	$867	$140,809
James K. Lowder	$88,750	$129,899	$4,618	$223,267
Thomas H. Lowder (4)	$91,250	$129,899	$4,618	$225,767
Monica McGurk (4)	$90,000	$129,899	$4,618	$224,517
Claude B. Nielsen	$96,250	$129,899	$4,618	$230,767
Philip W. Norwood (4)	$100,000	$129,899	$4,618	$234,517
W. Reid Sanders (4)	$85,000	$129,899	$4,618	$219,517
Gary Shorb (4)	$91,250	$129,899	$4,618	$225,767
David P. Stockert (4)	$82,500	$129,899	$4,618	$217,017

(1)	Represents annual cash fees regardless of whether paid as cash or deferred by the Director and issued as phantom stock in the Director Deferred Compensation plan.
(2)	Represents the grant of 1,169 shares of restricted stock to each non-employee Director elected at the 2020 Annual Meeting of Shareholders on May 19, 2020 at the closing stock price of $111.12 on the day of the meeting. For Ms. Kelly-Green, represents a pro-rata grant of 867 shares of restricted stock based on the closing stock price of $112.39 on September 24, 2020, the day she was appointed to the Board. The shares of restricted stock will vest on May 19, 2021, dependent upon continued service on the Board through the end of the Director’s term. Each non-employee Director elected at the 2020 Annual Meeting of Shareholders had aggregate restricted stock awards of 1,169 shares outstanding at December 31, 2020. Ms. Kelly-Green had aggregate restricted stock awards of 867 shares outstanding at December 31, 2020.
(3)	Represents the dividends paid during 2020 on outstanding shares of restricted stock regardless of whether an 83(b) election was made or if the Director elected to have the underlying shares issued as phantom stock in the Director Deferred Compensation Plan.
(4)	These Directors elected to have all or a portion of their annual cash fees issued as shares of phantom stock in the Director Deferred Compensation Plan. The table below represents the foregone cash and aggregate number of shares of phantom stock issued.
	Foregone	Phantom
Name	Cash	Stock Issued
Russell R. French	$ 21,250	189
Thomas H. Lowder	$ 91,250	821
Monica McGurk	$ 90,000	810
Philip W. Norwood	$ 100,000	901
W. Reid Sanders	$ 85,000	766
Gary Shorb	$ 91,250	821
David P. Stockert	$ 82,500	742

2021 PROXY STATEMENT	36

EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

MATTER TO BE VOTED

Advisory (non-binding) vote to approve NEO compensation as disclosed in this Proxy Statement.

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs. As such, shareholders are asked to approve the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the disclosures in the Compensation Discussion and Analysis and Executive Compensation Tables sections of this Proxy Statement.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

The vote under this proposal is advisory, and therefore, not binding on us, our Board or the Compensation Committee. However, our Board, including the Compensation Committee, values the opinions of our shareholders and, to the extent there is a significant vote against the NEO compensation as disclosed in this Proxy Statement, the Board will consider what actions may be appropriate.

IMPACT OF ABSTENTIONS
Abstentions will have no legal effect on whether this proposal is approved.

IMPACT OF BROKER NON-VOTES
Broker non-votes will have no legal effect on whether this proposal is approved.

BOARD RECOMMENDATION
OUR BOARD RECOMMENDS A VOTE FOR THE COMPENSATION OF OUR NEOS AS DISCLOSED IN THIS PROXY STATEMENT.

The vote on this proposal is not a vote on our general compensation policies, compensation of the Board, or our compensation policies as they relate to risk management. It is also not a vote intended to address any specific element of compensation. The vote specifically relates to the compensation of our NEOs as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. While the vote is an advisory, non-binding vote, our Board values shareholder input on executive compensation and the Compensation Committee will consider the results of this vote in determining future compensation packages. We conduct this vote on an annual basis and the next such vote will take place with our 2022 Annual Meeting of Shareholders.

We believe the compensation programs developed by the Compensation Committee for our NEOs in 2020 were effective in supporting sustainable long-term value creation for our shareholders and appropriately balanced the needs to attract, retain and reward executive officers, drive execution of company performance and strategic initiatives, discourage excessive risk-taking and align executive interests with those of our shareholders.

In the following pages we have provided detailed information on the philosophy and objectives of the Compensation Committee in determining NEO compensation, the committee’s decision-making process and the factors they consider, the compensation structures in place during 2020 and the resultant compensation earned by NEOs.

2021 PROXY STATEMENT	37

NEOs OF THE REGISTRANT

The Compensation Discussion and Analysis section of this Proxy Statement focuses on the compensation for our CEO, CFO and the next three highly compensated executive officers with company-wide policy-making authority who were serving at the end of 2020, our NEOs, as outlined below. Ages are as of May 18, 2021, the date of the Annual Meeting.

H. ERIC BOLTON, JR.

CEO	AGE 64

Mr. Bolton joined us in 1994, initially serving as Vice President of Development before being promoted to COO in February 1996 and subsequently appointed as President in December 1996. Mr. Bolton was named CEO in October 2001 and became Chairman of the Board in September 2002. Prior to joining us, Mr. Bolton was with Trammell Crow Company for more than five years, and was EVP and CFO of Trammell Crow Realty Advisors. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

ALBERT M. CAMPBELL, III

EVP, CFO	AGE 54

Mr. Campbell joined us in 1998, initially responsible for our external reporting and forecasting efforts. Mr. Campbell held various financial positions, including Treasurer and Director of Financial Planning where he was responsible for managing the funding requirements of the business to support corporate strategy, before being promoted to CFO in January 2010. Prior to joining us, Mr. Campbell worked as a Certified Public Accountant with Arthur Andersen and served in various finance and accounting roles with Thomas & Betts Corporation.

THOMAS L. GRIMES, JR.

EVP, COO	AGE 52

Mr. Grimes joined us in 1994, initially working on site at one of our multifamily properties. Mr. Grimes held various operational positions, including Director of Property Management and Director of Business Development where he worked with our joint venture partners, managed our new development efforts and directed our ancillary income business, before being promoted to COO in December of 2011.

ROBERT J. DELPRIORE

EVP, GC	AGE 53

Mr. DelPriore joined us in August 2013 as our EVP and GC, initially responsible for the development of our internal Legal Department before adding responsibility for Enterprise Risk Management and our Commercial Division. Prior to joining us, Mr. DelPriore was a partner in the securities department of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and in the corporate securities group of Bass, Berry & Sims PLC; during both of which he served as counsel to MAA.

MELANIE CARPENTER

EVP, CHRO	AGE 44

Ms. Carpenter joined us in March 2000 as a Human Resources Assistant and held positions in various specialties within Human Resources, including organizational development and employee relations and recruitment, until being appointed as Director of Human Resources in 2011, taking on additional responsibility for training and communications, before being promoted to CHRO at the end of 2016. Prior to joining us, Ms. Carpenter worked in the human resources field for Cooperative Marketing Concepts.

2021 PROXY STATEMENT	38

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section provides a detailed discussion of the compensation opportunities provided to our NEOs. It begins with our compensation philosophy and objectives, then describes the process we undertake to set NEO compensation, including the factors we consider when making compensation decisions. We then discuss the structure and individual elements of our NEO compensation program and review the compensation awarded to our NEOs for 2020.

Throughout this Compensation Discussion and Analysis section, we have included our rationale for our NEO compensation decisions and how we believe the compensation set for our NEOs helps MAA achieve the strategic vision of the Board and supports the long-term best interests of our shareholders.

To help you navigate the discussion, the following is a detailed outline of the topics covered in this Compensation Discussion and Analysis section.

COMPENSATION APPROACH AND GOVERNANCE
40	PHILOSOPHY AND OBJECTIVES
40	DECISION MAKING PROCESS
41	SAY ON PAY
41	ROLE OF COMPENSATION CONSULTANT
41	Compensation Consultant Independence
42	MARKET BENCHMARKING CONSIDERATIONS
42	Compensation Comparator Group
43	Findings of Compensation Consultant
43	ROLE OF EXECUTIVE MANAGEMENT
43	RISK CONSIDERATIONS
45	COMPENSATION GOVERNANCE CONSIDERATIONS
45	Share Ownership Guidelines
45	Clawback Policy
45	Holding Period Requirement
45	Prohibition on Hedging and Pledging of Shares
45	OTHER CONSIDERATIONS

2020 PROGRAM STRUCTURE
46	2020 DIRECT NEO COMPENSATION STRUCTURE
48	2020 TARGET COMPENSATION
48	2020 COMPENSATION CAPS
2020 NEO COMPENSATION
49	2020 MAA PERFORMANCE
49	OVERALL MAA FINANCIAL PERFORMANCE
49	Net Income and Core FFO
49	OTHER HIGHLIGHTS
50	RETURNS TO SHAREHOLDERS
50	Dividends
50	TSR
50	COMPENSATION INCENTIVE PLAN PERFORMANCE METRIC RESULTS
50	2020 AIP and 2020 LTIP Financial Metric Performance
50	2018 LTIP Market Metric Performance
51	COVID-19 RESPONSE
51	2020 DIRECT NEO COMPENSATION REALIZED
51	COMPENSATION REALIZED UNDER 2020 PLANS
53	OTHER DIRECT COMPENSATION REALIZED IN 2020
53	2018 LTIP Three-Year TSR Metric
54	OTHER COMPENSATION ELEMENTS
54	BENFITS
54	401(K) PLAN
54	EXECUTIVE DEFERRED COMPENSATION PLAN
55	EMPLOYMENT AGREEMENTS
55	CHANGE IN CONTROL AGREEMENTS

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION
55	Tax and Accounting Implications of Compensation

CONCLUSION
55	Conclusion

2021 PROXY STATEMENT	39

COMPENSATION APPROACH AND GOVERNANCE

PHILOSOPHY AND OBJECTIVES

The primary objective of our executive compensation program is to drive key business and strategic goals over various time frames in support of long-term shareholder value creation. We also seek to provide fair and competitive pay opportunities that align with both overall MAA and individual performance, shareholder interests and sound corporate governance practices. The Compensation Committee, and the Board in regards to the CEO, believes that to implement this philosophy and create a balanced and reasonable compensation package in the best long-term interests of our shareholders, the below objectives must be considered and reflected in the program.

The Compensation Committee does not apply a specific weight or otherwise necessarily value one individual concept over another as the concepts deemed to be of most relevance may change over time reflecting changing compensation environments and market conditions, MAA’s evolving strategic initiatives, succession planning efforts or other factors. The corresponding numbers have been provided to assist in understanding how the structure and governance practices discussed throughout this Compensation Discussion and Analysis section support our compensation objectives.

1 ATTRACT AND RETAIN

Total executive compensation should be sufficiently competitive against other REITs and well-managed companies within the real estate industry to attract and retain highly qualified executive management with the necessary expertise and leadership abilities to execute our strategy.

2 DO NOT OVERPAY

Total target direct compensation is generally positioned at or near 50th percentile market values for similar roles at industry peers and other comparable companies, but may vary between the 25th and 75th percentiles to reflect various factors.

3 AVOID UNDUE RISK

Compensation elements and plans should promote actions in the best interest of the company and not encourage excessive risk-taking to increase individual rewards.

4 FAIR AND EQUITABLE

Total compensation opportunities, taking into account the scope of responsibilities for each role and its ability to impact overall MAA performance, should be fair and equitable amongst the executive officers and across all MAA associates.

5 REFLECT MATURITY IN ROLE

Total compensation opportunities should reflect the qualifications, expertise, experience and proven performance of each executive officer within his or her respective role.

6 QUANTIFIABLE

Total compensation should be clearly defined and based on measurable objectives.

7 ALIGN WITH MAA’S CULTURE

Total compensation opportunities should encourage ethical leadership aligned with MAA’s culture statement and Code of Conduct.

8 ALIGN WITH OVERALL MAA PERFORMANCE (Pay For Performance)

Total compensation opportunities should be materially linked to overall MAA performance to encourage teamwork across functional areas and ensure executives are dedicated to delivering on our strategy.

9 BALANCE ANNUAL AND

LONG-TERM STRATEGIC GOALS

Total compensation opportunities should incentivize a balance between delivering both annual results and ensuring long-term performance.

10 REWARD SUPERIOR PERFORMANCE

Total compensation should reward executives for achieving superior performance which exceeds targeted business goals.

11 ALIGN WITH SHAREHOLDERS

The form of compensation should align the financial interests and goals of our executives with those of our shareholders.

12 REWARD FOR CREATING LONG-TERM SHAREHOLDER VALUE

Executive management should benefit from creating long-term shareholder value.

13 SUSTAINABLE

Total compensation packages should be sustainable to ensure consistency in our ability to retain qualified executive management and to continue to create long-term value for our shareholders in the future.

14 SUPPORTED BY SHAREHOLDERS

Executive compensation packages should have the support of our shareholders.

DECISION MAKING PROCESS

The Compensation Committee is responsible for the compensation of executive management, both in terms of establishing the form and opportunities for each executive and in overseeing the actual awards made to each executive under our compensation plans. In regards to the CEO, the Compensation Committee makes recommendations to our Board and the non-employee directors vote to approve CEO compensation.

The Compensation Committee considers many factors and, from time-to-time, obtains input related to certain aspects of executive compensation from the non-employee Directors as well as non-Board sources, including

2021 PROXY STATEMENT	40

external consultants. The Compensation Committee does not generally consider prior compensation in making compensation decisions, believing that compensation should reflect the current environment of the factors being considered. The committee does not have a pre-defined framework that determines which factors may be more or less important in any given year, and the emphasis placed on any given factor may vary both among the respective executives and over time.

Ultimately, the Compensation Committee’s judgment of all factors it deems relevant in any year forms the basis for determining the executive compensation set for our CEO and other NEOs.

SAY ON PAY 14

The Compensation Committee carefully considers the results of the vote by shareholders to approve executive compensation. Due to the long-term nature of some compensation elements, the committee also feels it is important to obtain shareholder feedback on a routine, frequent basis. As such, the Board, on behalf of the Compensation Committee, has always recommended that the frequency of the vote to approve executive compensation be done on an annual basis.

The Compensation Committee considers the results of the shareholder vote on executive compensation from prior meetings when establishing executive compensation packages, and believes the historical Say on Pay vote outcomes are an endorsement by shareholders of their overall total compensation package and approach for our NEOs.

92% APPROVAL FOR Say on Pay In 2020	Executive Compensation APPROVED EVERY YEAR By Shareholders Since Introduced in 2011	AVERAGE APPROVAL RATE Since 2011 96%

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at MAA’s expense and upon terms established by the Compensation Committee. The Compensation Committee routinely hires external consultants to assist in reviewing our executive compensation program, establishing an appropriate benchmark comparator group, benchmarking plan design, mix of compensation elements and level of compensation opportunities, and evaluating risks associated with our executive compensation program.

As market compensation trends tend to evolve over time, it has not generally been the Compensation Committee’s practice to have a compensation consultant perform a full benchmarking analysis on an annual basis. The Compensation Committee hired Pearl Meyer in 2018 to assist with the review and development of the executive and non-employee director compensation program for 2019 and based decisions for the 2020 compensation program on the same analysis.

Compensation Consultant Independence

Prior to the retention of a compensation consultant or any other external advisor, and from time-to-time as the Compensation Committee deems appropriate, the Compensation Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in NYSE listing standards.

The Compensation Committee assessed the independence of Pearl Meyer in relation to the analysis performed in 2018, taking into account the factors listed below.

▪ The policies and procedures the consultant has in place to prevent conflicts of interest ▪ Any business or personal relationships between the consultant and the members of the Compensation Committee

▪  Any ownership of MAA common stock by the individuals whom perform consulting services for the Compensation Committee

▪  Any business or personal relationship of the firm with any of our executive officers

Pearl Meyer provided the Compensation Committee with appropriate assurances and confirmation of its independent status pursuant to the factors indicated above. The Compensation Committee believes that Pearl Meyer remained independent throughout their service to the committee and that there was no conflict of interest between the firm and the Compensation Committee.

2021 PROXY STATEMENT	41

MARKET BENCHMARKING CONSIDERATIONS 1, 2

The Compensation Committee considers benchmark information when establishing and measuring the competitiveness of various aspects of our executive compensation packages, including the items listed below, amongst others.

▪ Base salary ranges ▪ Annual and long-term incentive award ranges ▪ Mix of cash and equity award opportunities	▪ Target and maximum performance opportunities ▪ Total direct compensation ▪ Validity of package design and performance measures

While we believe that the type and levels of compensation opportunities we provide should be competitively reasonable and appropriate for our business needs and circumstances, the Compensation Committee’s approach is to consider competitive compensation practices amongst other relevant factors rather than solely establishing compensation at specific benchmark percentiles. This enables us to respond to changes in the labor market and provides us with flexibility in maintaining and enhancing the engagement, focus and motivation of our executives.

Broadly, however, unless otherwise warranted by performance, the Compensation Committee believes it is generally appropriate to be relatively in line with 50th percentile target pay levels for comparable organizations against which MAA competes for business and executive talent and does not believe it is reasonable or appropriate for target executive compensation to be materially outside of comparative benchmark ranges (either above the 75th percentile or below the 25th percentile) whether in terms of individual elements of the compensation program or overall total target executive compensation.

Compensation Comparator Group

The Compensation Committee believes it is critical to select the appropriate comparator group for benchmarking purposes. In conjunction with consulting with our Compensation Committee to set 2019 executive compensation, Pearl Meyer reviewed our then current peer group considering various factors representing enterprise size and value, governance rankings, TSR performance, credit ratings, business models, markets and financial statistics, among other items. Pearl Meyer also reviewed REITs utilized by our multifamily peers for their peer groups as well as other comparably-sized REITs across various sectors in the industry. Any companies in extreme financial distress or which had poor executive pay governance perceptions were eliminated from consideration.

The Compensation Committee considered the analysis provided by Pearl Meyer and determined to adjust the then peer group for determining 2019 compensation by adding two companies and removing three companies which had become incomparable to MAA’s enterprise value or were exhibiting significantly leveraged balance sheets or poor governance rankings.

The final comparator group adopted by the Compensation Committee for review of executive compensation for 2019 consisted of the companies listed below. At the time of the Pearl Meyer study in 2018, MAA was between the peer group 50th and 75th percentile in terms of size, as measured by revenues, assets and enterprise value.

Apartment Investment & Management Co.

AvalonBay Communities, Inc.

Boston Properties, Inc.

Brixmor Property Group, Inc.

Camden Property Trust

Duke Realty Corp.

Equity Residential

Essex Property Trust, Inc.

Extra Space Storage, Inc. Federal Realty Investment Trust Host Hotels & Resorts, Inc. Kimco Realty Corp. Public Storage Regency Centers Corporation UDR, Inc.

2021 PROXY STATEMENT	42

Findings of Compensation Consultant

Pearl Meyer performed a market pay analysis and provided the results of their benchmarking review along with directional recommendations based on their analysis at the September 2018 Compensation Committee meeting and the Compensation Committee considered the results of their analysis (as summarized below based on then-current performance results and then-current NEO pay levels) in establishing the executive compensation program for 2019.

Company Performance

▪  MAA’s performance, based on various financial metrics over one, two and three-year time periods, ranked between the comparator group 50th and 75th percentiles

▪  MAA’s three-year TSR performance ranked above the 75th percentile of the comparator group and above the 50th percentile of the SNL US REIT Multifamily Index

Executive Compensation

▪  MAA’s total direct compensation ranked at the 40th percentile of the comparator peer group and the 33rd percentile when compared to only the multifamily peers

▪  MAA’s target mix placed similar weighting on variable versus fixed compensation as the 50th percentile

▪  MAA’s target long term incentive plan places a slightly greater emphasis on performance shares than restricted stock versus the peer group overall average

Overall, the Compensation Committee believed the results of the analysis indicated that total direct compensation in relation to performance and shareholder value creation was directionally misaligned with the comparator peer group. The Compensation Committee also considered that the responsibilities for some of our NEOs are broader than market benchmarks. As a result, and after consideration of other factors, the Compensation Committee felt it was appropriate to adopt moderate increases in base salaries and the opportunities under the AIP and LTIP plan for the NEOs for 2019.

In setting compensation plans for 2020, the Compensation Committee noted that there had been no material changes in responsibilities of the executive officers and determined not to hire a compensation consultant to perform a full benchmarking analysis since one had been performed in the previous year. The Compensation Committee considered that it had made adjustments materially in line with the compensation consultant’s recommendations in the previous year and determined no adjustments outside of the cost of living increase provided to all associates across the company for 2020 were justified.

ROLE OF EXECUTIVE MANAGEMENT

While our CEO does participate in general meetings of the Compensation Committee and provides input on compensation decisions related to the other NEOs, he does not participate in executive sessions of the Compensation Committee nor does he participate in any discussions determining his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the committee with data pertinent to his and the other NEO’s performance and compensation. Generally, this information pertains to the achievement of individual functional goals. At the end of any incentive plan measurement period, our CEO presents base results of the plan for the Compensation Committee’s review and, if deemed necessary by the Compensation Committee, further evaluation and/or adjustment. The base results are calculated and prepared by our Chief Ethics and Compliance Officer and Corporate Secretary according to the underlying plan documents and then reviewed by the Director of Finance prior to presentation to the Compensation Committee.

All incentive plans and any payments made thereunder are developed, adopted and awarded by the Compensation Committee. All compensation related to our CEO is recommended by the Compensation Committee to our full Board, which ultimately has responsibility for approving CEO compensation.

RISK CONSIDERATIONS

The Compensation Committee annually evaluates the risks involved with all of our compensation programs, including risks specifically associated with our executive compensation program, and strives to design total compensation programs that mitigate those risks without diminishing the incentive nature of the compensation. Following its 2020 evaluation, the Compensation Committee determined that any risks arising from our compensation policies and practices for our associates, including our NEOs, are not reasonably likely to have a material adverse effect on MAA. Furthermore, the Compensation Committee believes that the nature of the various elements of executive compensation does not encourage management to assume excessive risks.

2021 PROXY STATEMENT	43

The following are specific design factors that the Compensation Committee believes help to discourage undue risk taking and are therefore considered in determining the overall risk level of our executive and company-wide compensation programs.

Multiple Elements 3, 8, 9

All compensation programs include both fixed amounts (as in the case of base salary) and variable amounts dependent upon performance (as in the case of incentive plans). In addition, incentive plans split the opportunity between multiple metrics with both short and long term performance horizons. This multi-component approach discourages undue risk taking in any one area as the greatest reward comes from balancing the results of all of the compensation elements.

Shareholder Approved Caps On Incentive Awards

2, 3, 7, 13, 14

The Second Amended and Restated MAA 2013 Stock Incentive Plan, which was approved by shareholders at the 2018 Annual Meeting of Shareholders limits the amount of performance based awards within a performance cycle granted to any one covered employee to 150,000 shares or $5 million for cash-based awards. The plan also limits the amount of stock option awards granted to any one associate within the calendar year to 100,000.

Individual Award Caps 2, 3, 7, 13, 14

In addition to the caps approved by shareholders for awards in general, each associate’s award opportunities within their respective incentive program is capped. With respect to NEOs, these caps are set by the Compensation Committee and, with respect to the CEO, the Board upon Compensation Committee recommendation.

Senior And Executive Awards Include Separate Short And Long Term Opportunities 3, 9, 13

Incentive opportunities for senior and executive management contain both short and long term elements. This balanced approach discourages undue risk taking as the greatest reward comes from balancing the results of both short and long term goals and ensures that executive management remains focused on both delivering results for today while also ensuring the ability to perform in the future.

Incentive Awards Are Tied To Performance

(Pay For Performance) 2, 5, 6, 8, 9, 10, 11, 12, 13

Incentive opportunities are tied to individual and/or overall MAA performance goals which are set in alignment with our annual and, in the case of senior and executive management, long term strategic goals. This ensures that management remains focused on executing the strategic vision of MAA.

Target Levels Are Tied To MAA Guidance And Industry Return Performance 1, 2, 3, 6, 8, 9, 10, 11, 12

Target performance opportunities for senior and executive management are tied to our publicly disclosed guidance and our relative performance to the industry. While this provides an opportunity to reward superior performance, it discourages undue risk taking because it does not require performance beyond that which is determined to be realistically achievable and set by MAA.

Performance Goals And Results Are Tied To Measurable Metrics 3, 6, 8

Performance goals and results are tied to quantifiably measurable metrics and, in the case of senior and executive management, to our publicly disclosed financial statements which are audited by our independent registered public accounting firm and reviewed by the Audit Committee. This reduces the risk that performance results can be manipulated.

Senior And Executive Awards Include Equity Elements

1, 2, 3, 8, 9, 10, 11, 12, 13

A material part of the total compensation opportunity for senior and executive management includes awards of MAA equity. This helps to align senior and executive management interests with those of our shareholders and discourages the risk of maximizing short term returns to the detriment of long-term goals, as associates will benefit from the increased value achieved for investors over time. In addition, equity elements help to ensure we do not over compensate if shareholder value is not being created.

External Compensation Consultant Advises On Executive Compensation Plans 1, 2, 4, 5, 7

The Compensation Committee utilizes an external compensation consultant to advise on the structure and opportunity levels set for executive compensation. This helps to ensure that MAA’s executive compensation plan opportunities both overall and on an individual NEO basis are appropriate and in line with industry best practices and that we are neither over nor under paying our executive management team based on their role and responsibilities.

Oversight Of Award Calculations 3, 6, 7

All incentive plan award calculations are reviewed by management and, in the case of executive awards, by the Compensation Committee with support from our Corporate Secretary.

All Compensation Is Self-Funding 2, 3, 7, 8, 11, 13

All elements of our compensation programs are self-funding in that performance measurements tied to performance based awards are calculated after the expense for the awards is taken into account. This assures MAA can afford to pay the awards and minimizes the risk that associates benefit at our shareholders’ expense as awards under our compensation plans will not have a subsequent negative impact on our financial statements.

2021 PROXY STATEMENT	44

COMPENSATION GOVERNANCE CONSIDERATIONS

In addition to the risk mitigating features and actions discussed under Risk Considerations, the Board has established several corporate governance practices which are specifically related to executive compensation and also help to mitigate potential risks.

Share Ownership Guidelines 7, 11, 12

To align our NEOs’ long-term financial interests with those of shareholders, our CEO is required to own three times his base salary and other NEOs are required to own two times their respective base salary, in shares of MAA stock or the equivalent, within three years of appointment to the position. All NEOs are in compliance with this requirement.

Clawback Policy 2, 3, 7, 11, 13

If we are required to prepare and file an accounting restatement with the SEC, the Compensation Committee may require our CEO and the other NEOs to repay to MAA any portion of incentive compensation that was paid in the preceding three years that would not have been paid if such compensation had been determined based on the financial results reported in the restated financial statements.

Holding Period Requirement 7, 11, 12

To further strengthen the alignment of interests between our NEOs and that of our shareholders, NEOs are required to retain ownership of at least 50% of net shares, after the payment of taxes, acquired through equity incentive plans. NEOs must continue to retain these shares until retirement or other termination of the NEO’s employment, or until the executive is no longer designated as a NEO. All of our NEOs are in compliance with the holding period requirement.

Prohibition On Hedging And Pledging Shares 7, 11

In relation to MAA’s securities, NEOs are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation, or held directly or indirectly by NEOs. Specifically, our policy prohibits NEOs from: (i) selling a security which is not owned at the time of sale (short sale); (ii) buying or selling puts, calls, other derivative securities or other derivative securities that provide the economic equivalent of MAA securities or any opportunity to profit from a change in the value of MAA securities or engage in other hedging transactions; (iii) using securities as collateral in a margin account; and (iv) pledging securities as collateral for a loan. See page 18 for additional details on MAA’s hedging and pledging policies.

In addition to the governance policies listed above, the Compensation Committee has affirmatively determined NOT to implement the below compensation practices as they are generally negatively viewed within industry best practices and the Board does not believe they are in the best interests of our shareholders at this time.

NO  Dividends or dividend equivalents on unearned performance shares

NO  Repricing underwater stock options

NO  Exchanges of underwater stock options for cash

NO  Backdating of stock options

NO  Multi-year guaranteed bonuses

NO  Inclusion of the value of equity awards in severance calculations

NO  Evergreen provisions in equity plans

NO  Tax “gross ups” for excess parachute payments

NO  “Single trigger” employment or change in control agreements

NO  Overlapping performance metrics among annual and long-term incentive plans for NEOs

NO  Perquisites or personal benefits

OTHER CONSIDERATIONS

In addition to our compensation philosophy and objectives, shareholder feedback, input from the compensation consultant, benchmarking data and compensation risk factors, the Compensation Committee may also take into account the following considerations, among others, when determining executive compensation packages.

▪ Labor market conditions 1, 4 ▪ Personal development 4, 5, 10 ▪ Quality of internal working and reporting relationships and engagement in collaboration and teamwork with other executive management 7	▪ Quality of leadership and human capital development 7 ▪ Succession planning and potential to assume increased responsibilities 13

2021 PROXY STATEMENT	45

2020 PROGRAM STRUCTURE

2020 DIRECT NEO COMPENSATION STRUCTURE

The elements, structure and target opportunities of our 2020 executive compensation program are generally unchanged from the 2019 program shareholders approved at the 2020 Annual Meeting of Shareholders. Details of each element and the target opportunity levels for each NEO are outlined below.

			2020 COMPENSATION PLANS
							PERCENT OF OPPORTUNITY AT TARGET
ELEMENT	PURPOSE	FORM	PERFORMANCE METRICS	PERFORMANCE PERIOD	PERFORMANCE RANGES

BASE SALARY 1,2,3,4,5,6, 13,14	Market-competitive fixed income reflecting individual skills, experience, knowledge, performance and maturity in role to attract and retain high quality talent	CASH	FIXED	N/A	N/A		N/A

AIP 1,2,3,4,5,6, 7,8,9,10,11, 12,13,14	Performance-based award to incent achievement of annual company earnings target and other strategic short-term initiatives and goals	CASH or EQUITY	PERFORMANCE CORE FFO PER SHARE	1 Year	Initial 2020 Guidance		CEO	100%
				2020	Awards Capped at Maximum		CFO	75%
					Maximum	$6.62	COO	40%
					Target	$6.50	GC	75%
					Threshold	$6.38	CHRO	75%
					No Awards Below Threshold
	Target opportunity aligns with market expectations while capped maximum opportunity rewards NEOs for outperformance without encouraging excessive risk taking		PERFORMANCE INDIVIDUAL FUNCTIONAL GOALS	1 Year	Varies by NEO		CEO	N/A
				2020	(see below)		CFO	25%
							COO	60%
							GC	25%
							CHRO	25%

LTIP 1,2,3,4,5,6,8,10,11,12, 13,14	Incents achievement of long-term strategic goals and aligns NEO interests with shareholder interests in long-term value creation	EQUITY	PERFORMANCE RELATIVE TSR	3 Years	SNL U.S. REIT Multifamily Index Performance		50%
				2020 - 2022

					Awards Capped at Maximum
					Maximum	+300bps
					Target	Index
	Target opportunity aligns with comparable peer performance and capped maximum opportunity allows NEOs to benefit from creating long-term shareholder value				Threshold	-300bps
					No Awards Below Threshold
			PERFORMANCE FAD	1 Year 2020 plus 2 Year Vest Cycle	Initial 2020 Guidance		30%
					Awards Capped at Maximum
					Maximum	$501.4M
					Target	$492.4M
					Threshold	$483.4M
					No Awards Below Threshold
			FIXED SERVICE SHARES	3 Year Vest Cycle			20%

CEO Functional Goals

▪	Achieve MAA financial performance results for 2020 that meet or exceed market expectations
▪	Cultivate and enhance various leadership and culture objectives supporting execution of strategic goals including ESG objectives
▪	Ensure execution of various initiatives to strengthen our operating platform and minimizing enterprise risks
▪	Ensure planning and development of appropriate benchstrength to support ongoing succession endeavors related to Directors, executives and senior management

CFO Functional Goals

▪	Meet various balance sheet and capital structure targets in line with the strategy approved by the Board
▪	Execute various information technology platform operating standards and enhancements of cybersecurity and disaster recovery
▪	Execute enterprise project management initiatives
▪	Manage various financial planning and investor engagement initiatives
▪	Complete ESG initiatives including the 2020 GRESB survey for public dissemination and our inaugural Corporate Responsibility Report
▪	Meet standards for production of financial statements, internal controls and REIT compliance within pre-set expense targets

2021 PROXY STATEMENT	46

Overall, the Compensation Committee believes that this compensation program provides an appropriate mix of cash and equity opportunities, rewards individual effort as well as overall company performance, balances managing our needs for today while preparing for the future, aligns NEO’s interests with those of our shareholders, is fair and equitable and is financially sustainable.

2020 COMPENSATION PLANS
OPPORTUNITY AS PERCENT OF SALARY AT TARGET
		NOTES

N/A

The Compensation Committee is thoughtful in setting this element because the level of base salary drives the opportunities under the performance-based elements. As such, in determining base salary, the committee considers it both on its own and in conjunction with the other elements of compensation.

CEO	175.00%	The Core FFO per Share performance range was based on MAA’s initial 2020 guidance to the market, which did not contemplate the impact of the COVID-19 pandemic. The Compensation Committee did not adjust actual results or the performance range. See page 51 for more details.

In lieu of cash, NEOs may elect to receive shares of restricted stock valued at 125% of the cash award. The shares are forfeitable, vesting annually over three years on the anniversary of the issuance date.

The Compensation Committee can modify an award up or down by up to 25% (not to exceed the capped opportunity), allowing the committee to address changes in strategic directives or awards that do not otherwise adequately reflect NEO efforts. See Compensation Realized Under 2020 Plans on page 51 regarding use of the modifier in 2020.

CFO	93.75%
COO	56.00%
GC	93.75%
CHRO	67.50%

CEO	N/A	Individual functional goals include quantifiable metrics associated with the NEO’s respective areas of responsibility and are set by the Compensation Committee at the beginning of the year.
CFO	31.25%
COO	84.00%
GC	31.25%
CHRO	22.50%

CEO	187.50%

In order to eliminate the impact of the volatility generated by the price fluctuations of any one market day, the calculations of the compounded annualized three-year TSR metric for MAA and the SNL U.S. REIT Multifamily Index utilize the average of the closing stock prices in the months of December 2019 and December 2022 as the beginning and ending stock prices for the calculations.

Because the performance period for this metric will not end until December 31, 2022, any awards earned will not be realized or issued until April 2023.

CFO	137.50%
COO	137.50%
GC	137.50%
CHRO	70.00%

CEO	112.50%	The FAD performance range was based on MAA’s initial 2020 guidance to the market, which did not contemplate the impact of the COVID-19 pandemic. The Compensation Committee did not adjust the performance range or actual performance results in determining awards under the plan. See page 51 for more details.
CFO	82.50%
COO	82.50%
GC	82.50%
CHRO	42.00%

CEO	75.00%	The Compensation Committee believes that a small level of service shares is appropriate to encourage consistency in leadership and enhance retention and equity stakes, which it believes supports the successful achievement of our long-term strategic objectives. While the committee considers these shares of restricted stock to be fixed, (as the number of shares is set at the grant of the plan), it feels the length of the vesting cycle also incorporates a performance aspect as NEOs benefit from an increase in market price during the vest period.
CFO	55.00%
COO	55.00%
GC	55.00%
CHRO	28.00%

COO Functional Goals

▪	Deliver same store GOI growth within original guidance range, weighted 60% revenue growth and 40% expense growth
▪	Achieve set level of redevelopment volume for the year at targeted return on investment value
▪	Complete roll-out of various enhanced services within pre-set markets
▪	Do not exceed recurring and enhancing capital and operational expense budgets

GC Functional Goals

▪	Execute various initiatives to strengthen business continuity procedures
▪	Execute initiatives to enhance data security, record retention and policies
▪	Meet preset leasing and financial targets related to commercial operations
▪	Cultivate and issue various policies related to the ESG program
▪	Co-ordinate the roll-out of operational changes resulting from 2019 projects

CHRO Functional Goals

▪	Develop and implement enhancements to MAA’s onboarding procedures, recruitment efforts, strategic career paths and performance reviews
▪	Develop and enhance communication tools, gauge effectiveness and maximize associate feedback opportunities
▪	Manage employer liability risks within budget
▪	Meet various expense targets related to personnel growth and medical insurance

2021 PROXY STATEMENT	47

2020 TARGET COMPENSATION 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14

As the Compensation Committee had engaged a consultant in 2018 to assist with setting the 2019 compensation packages, it determined it was not necessary to conduct a complete re-evaluation of the compensation elements in setting 2020 compensation opportunities. As such, the general structure of the AIP and LTIP plans, along with the target percent of salary opportunities determined for each NEO was unchanged from those established for 2019 compensation. Similarly, in reviewing base salaries, the Compensation Committee considered the adjustments made for 2019 related to the directional recommendations provided by the external compensation consultant in 2018, the average company-wide planned increases and strategic expense expectations for 2020, along with various other factors, and determined that no market adjustments to base salary were warranted for 2020. The NEOs did receive 3% merit increases for 2020, in line with the cost of living increases given to the associate base at large.

The following table provides the target values of all direct compensation plans in place for each NEO during 2020 as compared to 2019. The target awards under the AIP are represented as cash which is in line with the actual elections made by the NEOs.

	TARGET DIRECT COMPENSATION
							LTIP SHARES OF			TOTAL
							RESTRICTED STOCK				SHARES OF
	BASE SALARY			AIP CASH					Change in		RESTRICTED
	2019	2020	Change	2019	2020	Change	2019	2020	Value (1)	CASH	STOCK
BOLTON CEO	$ 814,000	$ 838,420	3%	$ 1,424,500	$ 1,467,235	3%	32,133	24,127	3%	$ 2,305,655	24,127
CAMPBELL CFO	$ 503,500	$ 518,605	3%	$ 629,375	$ 648,256	3%	14,575	10,944	3%	$ 1,166,861	10,944
GRIMES COO	$ 516,000	$ 531,480	3%	$ 722,400	$ 744,072	3%	14,937	11,216	3%	$ 1,275,552	11,216
DELPRIORE GC	$ 491,000	$ 505,730	3%	$ 613,750	$ 632,163	3%	14,213	10,672	3%	$ 1,137,893	10,672
CARPENTER CHRO	$ 270,000	$ 278,100	3%	$ 243,000	$ 250,290	3%	3,977	2,987	3%	$ 528,390	2,987

(1)	The change in the target value of the shares of restricted stock under the 2020 LTIP from the 2019 LTIP reflects the 37% increase in the stock price used to set the number of shares under the respective plans (closing stock price of $130.30 on 1/9/2020 for the 2020 LTIP and closing stock price of $94.99 on 1/9/2019 for the 2019 LTIP).

The Target values set by the Compensation Committee for 2020 provided the following mix of compensation elements for our NEOs, which the committee determined was an appropriate balance of all factors considered.

2020 COMPENSATION CAPS 2, 3

The following schedule provides the maximum direct compensation opportunities realizable, or caps, for over-performance from target under the 2020 NEO compensation program.

	MAXIMUM OR CAPPED DIRECT OPPORTUNITIES - 2020 NEO COMPENSATION PROGRAM
											TOTAL
		AIP				LTIP						SHARES OF
		CORE FFO	FUNCTIONAL		PERCENT					PERCENT		RESTRICTED
	SALARY	PER SHARE	GOALS	TOTAL	OF SALARY	SERVICE	FAD	3-YR TSR	TOTAL	OF SALARY	CASH (1)	STOCK (1)
BOLTON CEO	$ 838,420	$ 2,221,813	N/A	$ 2,221,813	265%	4,825	10,874	18,081	33,780	525%	$ 3,060,233	33,780
CAMPBELL CFO	$ 518,605	$ 771,425	$ 162,064	$ 933,489	180%	2,189	4,935	8,198	15,322	385%	$ 1,452,094	15,322
GRIMES COO	$ 531,480	$ 669,665	$ 446,443	$ 1,116,108	210%	2,243	5,057	8,402	15,702	385%	$ 1,647,588	15,702
DELPRIORE GC	$ 505,730	$ 752,273	$ 158,041	$ 910,314	180%	2,134	4,812	7,995	14,941	385%	$ 1,416,044	14,941
CARPENTER CHRO	$ 278,100	$ 312,863	$ 62,573	$ 375,436	135%	597	1,365	2,305	4,267	200%	$ 653,536	4,267

(1)	Assumes all NEOs elect to receive AIP award as cash in lieu of shares of restricted stock.

2021 PROXY STATEMENT	48

2020 NEO COMPENSATION

2020 MAA PERFORMANCE

The Compensation Committee believes it is important that executive compensation reflect the overall performance and health of the company including both annual financial measures and long-term shareholder return, and has therefore tied a substantial majority of our CEO’s and each of the other NEO’s compensation to performance measures. Below is a review of MAA’s performance during 2020. You can find more details in our Annual Report on Form 10-K filed with the SEC on February 18, 2021.

OVERALL MAA FINANCIAL PERFORMANCE

Net Income and Core FFO

For the year ended December 31, 2020, net income available for MAA common shareholders was $251.3 million, or $2.19 per diluted common share, compared to $350.1 million, or $3.07 per diluted common share, for the year ended December 31, 2019. Results for the year ended December 31, 2020, included $2.6 million, or $0.02 per diluted common share, of non-cash income related to the fair value adjustment of the embedded derivative in the preferred shares and $1.0 million, or $0.01 per diluted common share, of gains related to the sale of real estate assets. Results for the year ended December 31, 2019, included $93.0 million, or $0.82 per diluted common share, of gains related to the sale of real estate assets and $17.9 million, or $0.16 per diluted common share, of non-cash income related to the embedded derivative in the preferred shares.

Core FFO for the year ended December 31, 2020 was $761.4 million, or $6.43 per Share, as compared to $739.2 million, or $6.26 per Share, for the year ended December 31, 2019. For the year ended December 31, 2020, FFO was $765.3 million, or $6.46 per Share, compared to $773.2 million, or $6.55 per Share, for the year ended December 31, 2019. FFO results for the year ended December 31, 2020, included $2.6 million, or $0.02 per Share, of non-cash income related to the fair value adjustment of the embedded derivative in the preferred shares. FFO results for the year ended December 31, 2019, included $12.0 million, or $0.10 per Share, of gains related to the sale of non-depreciable real estate assets and $17.9 million, or $0.15 per Share, of non-cash income related to the embedded derivative in the preferred shares.

More information on Core FFO per Share, including a reconciliation of net income available for MAA common shareholders to FFO and Core FFO per Share, is set forth in the Non-GAAP Financial Measures section on page 79 of this Proxy Statement.

OTHER HIGHLIGHTS

Additional performance achievements along with other highlights for 2020 are listed below.

▪	Increased same store portfolio revenues 2.5% over 2019, driven by a 2.6% increase in average effective rent per unit,
▪	Redeveloped 4,211 units at an average cost of $6,201 per unit, achieving average rental rate increases of approximately 9.5% above non-renovated units,
▪	Closed on the pre-purchase of a 317-unit multifamily apartment community development located in the Phoenix, AZ market and began development of the property,
▪	Invested approximately $217.9 million in our development pipeline, starting construction on two new projects and completing construction on one expansion project to an existing multifamily community, ending the year with eight developments under construction for a total of 2,607 units,
▪	Issued $450 million of 10-year senior unsecured notes at a coupon of 1.7% and an issue price of 99.465% through our primary operating partnership,
▪	Ended the year with total debt to adjusted total assets (as defined in the covenants for the bonds issued by our primary operating partnership) of 31.2%, compared to 31.4% as of December 31, 2019,
▪	Ended the year with total debt outstanding of $4.6 billion at an average effective interest rate of approximately 3.6%, with 96.2% fixed against rising interest rates for an average of approximately 7.7 years and 93.4% of our total NOI unencumbered, and
▪	Completed our second GRESB assessment and published our inaugural Corporate Responsibility Report.

2021 PROXY STATEMENT	49

RETURNS TO SHAREHOLDERS

Dividends

Highlights of MAA’s common dividend history include the items listed below.

▪	Declared our 108th common dividend payment in December 2020 (paid in January 2021)
▪	Returned approximately $457.4 million to common shareholders in the form of cash dividends during 2020
▪	Have never failed to pay a quarterly cash dividend to common shareholders
▪	Have never decreased the common dividend rate
▪	Quarterly common dividend rate increased approximately 285% from $0.26 in 1994 to $1.00 in 2020

Annual Dividend Paid Per Common Share

TSR

We have consistently returned significant value to shareholders over the long term. We measure that value based on absolute and relative TSR results. TSR is a measure of the performance of shares of stock over time that combines share price appreciation and the reinvestment of dividends to represent the total return to shareholders as an annualized percentage.

2020 Total Returns

MAA: -0.7%	SNL U.S. REIT Multifamily Index: -16.41%	S&P 500 Total Return Index: 18.40%

Five Year Cumulative Total Returns

The chart to the right shows how a $100 investment in MAA common stock on December 31, 2015 would have grown to $166.10 on December 31, 2020, with dividends reinvested quarterly. The chart also compares the total shareholder return on our common stock to the same investment in the S&P 500 Index and the FTSE NAREIT Equity REIT Index.

COMPENSATION INCENTIVE PLAN PERFORMANCE METRIC RESULTS

2020 AIP And 2020 LTIP Financial Metric Performance

The below charts compare the actual performance of the financial metrics for the 2020 AIP and 2020 LTIP to their respective performance ranges based on MAA’s original guidance to the market prior to the impact of COVID-19.

A reconciliation of net income available for MAA common shareholders to Core FFO per Share and FAD is set forth in the Non-GAAP Financial Measures section on page 79 of this Proxy Statement.

2018 LTIP Market Metric Performance

MAA’s Annualized 3-Year TSR outperformed the performance range set in the 2018 LTIP.

The performance period for the 2018 LTIP market metric ended December 31, 2020. See page 53 for details on awards realized under the 2018 LTIP.

2021 PROXY STATEMENT	50

In order to eliminate the impact of the volatility generated by the price fluctuations of any one market day, the calculations for the three-year TSR returns for MAA and the SNL U.S. REIT Multifamily Index under the 2018 LTIP utilize the average of the closing stock prices in the months of December 2017 and December 2020 as the beginning and ending stock prices for the calculations.

COVID-19 RESPONSE

MAA believes the best way we can assist our residents during the COVID-19 pandemic is to work with those residents who have lost wages or compensation due to this unprecedented global event so that they can remain in their homes. During 2020, MAA supported our impacted residents in need of assistance by providing interest-free rent deferral (assisting over 8,000 households), waiving late payment fees and waiving lease termination fees. MAA’s on-site leasing offices have remained open throughout the COVID-19 pandemic while adhering to orders and directives issued by state and local governments, interacting with residents through our resident portal and offering virtual touring and self-touring options to prospects when the leasing offices were closed to physical walk-in traffic. MAA continues to support its associates with enhanced leave and sick time policies, enhanced flextime arrangements and additional COVID-19 paid time off, among other benefits. MAA continues to monitor and comply with the various federal, state and local laws, orders and directives issued in response to the COVID-19 pandemic that affect apartment owners and operators.

2020 DIRECT NEO COMPENSATION REALIZED

In March 2021, the Compensation Committee reviewed the performance under the 2020 compensation plans for our executive officers in order to determine and make awards thereunder. The following discussion reviews the total compensation realized by our CEO and other NEOs for 2020.

COMPENSATION REALIZED UNDER 2020 COMPENSATION PLANS

At the March 2021 meeting, the Compensation Committee reviewed the results of the financial metrics under the 2020 AIP and 2020 LTIP (as described in the Compensation Incentive Plan Performance Metric Results section of this Proxy Statement), noting that the performance of the Core FFO per Share metric under the 2020 AIP resulted in a payout between threshold and target and the FAD metric under the 2020 LTIP resulted in a payout at maximum. The committee made no adjustments to either the required performance ranges within the plans or actual performance results to accommodate the impact of the COVID-19 pandemic.

In considering the overall performance results of the company within the guidance range provided prior to the onset of the pandemic and the relative total shareholder return outperformance for the year as compared to sector peers, the committee noted that MAA’s strategy and response to the pandemic allowed it to achieve those results while:

▪	remaining open as an essential business to meet the needs of our residents,
▪	providing interest-free rent deferral assistance to over 8,000 resident households financially impacted by the pandemic,
▪	waiving late payment fees and early lease termination fees to further support affected residents,
▪	implementing targeted health and safety protocols and procedures to protect residents and associates,
▪	providing enhanced health and well-being benefits to associates,
▪	not furloughing or terminating any associates,
▪	not reducing or delaying 2020 cost of living and salary adjustments awarded to associates throughout the company, and
▪	adjusting performance objectives for certain key property positions to reward their efforts in continuing to serve our residents and to reflect revised objectives in light of the pandemic.

The 2020 AIP gives the Compensation Committee the power to increase (or decrease) an award up to 25% as long as it does not go over the original capped opportunity. For the reasons described above, the Compensation Committee determined it would be appropriate to utilize the modifier available under the 2020 AIP to increase the award earned from the Core FFO per Share metric by 10% to acknowledge the efforts of the NEOs in responding to the pandemic and the resultant benefits to our residents, associates and other stakeholders.

The Compensation Committee also reviewed the achievement of individual functional goals as previously set at the beginning of 2020 for each executive under the 2020 AIP, discussing the performance of the NEOs with our CEO. While our CEO’s opportunity under the 2020 AIP is tied solely to the financial metric, the Compensation Committee also reviewed the achievement of his goals, discussing the results with the Board.

2021 PROXY STATEMENT	51

Following these reviews, the Compensation Committee made the following determinations regarding the level of achievement of the individual functional goals under the 2020 AIP.

Albert M. Campbell, III

The Compensation Committee found that the majority of ESG initiatives planned for the year, including completing the 2020 GRESB survey for public dissemination and issuing our inaugural Corporate Responsibility Report had been achieved. The Compensation Committee also found that the majority of balance sheet and capital structure targets were successfully accomplished in line with the strategy approved by the Board. The Compensation Committee noted the level of progress related to various information technology platform operating standards and enhancements of cybersecurity and disaster recovery plans, along with other enterprise project management initiatives. The Compensation Committee reviewed the impact of the COVID-19 pandemic on our communications with investors and ability to provide guidance for the year. The Compensation Committee also noted the impact of the COVID-19 pandemic in regards to established expense budget goals, but did not make any adjustments to their findings. After reviewing all of the goals established for Mr. Campbell for 2020, the Compensation Committee determined he achieved 89% of the individual functional goals set for him under the 2020 AIP.

Thomas L. Grimes, Jr.

The Compensation Committee found that the planned roll-outs of various resident service enhancements were completed, despite the impact of required expanded safety protocols and timing delays resulting from the COVID-19 pandemic. The Compensation Committee also found that recurring and enhancing capital expenditures and operational expenses for the year were below budget. The Compensation Committee determined that the revenue component of the established GOI growth goal for the year was not achieved and while redeveloped units did achieve the targeted return on investment, the level of redevelopment volume established for the year was not fully accomplished. The Compensation Committee noted that the ability to fully achieve some of Mr. Grimes’ goals was impacted by the COVID-19 pandemic, but did not make any adjustments to their findings. After reviewing all of the goals established for Mr. Grimes for 2020, the Compensation Committee determined he achieved 70% of the individual functional goals set for him under the 2020 AIP.

Robert J. DelPriore

The Compensation Committee found that various policies related to the ESG program had been developed and issued and that the required operational changes from 2019 projects had been successfully rolled out. The Compensation Committee also found that initiatives to strengthen business continuity procedures were completed and noted the level of progress associated with initiatives to enhance data security, record retention and policies. The Compensation Committee reviewed the level of achievement of various leasing and financial targets associated with our commercial operations. The Compensation Committee noted the impact of the COVID-19 pandemic on fully achieving the goals associated with our commercial operations, but did not make any adjustments to their findings. After reviewing all of the goals established for Mr. DelPriore for 2020, the Compensation Committee determined he achieved 88% of the individual functional goals set for him under the 2020 AIP.

Melanie Carpenter

The Compensation Committee found that various expense targets related to personnel growth and medical insurance were met and that employer liability risks were successfully managed within budget. The Compensation Committee noted the level of progress obtained related to developing and enhancing onboarding procedures, recruitment efforts, strategic career paths, performance reviews and communication tools. The Compensation Committee also noted projects that were deferred in order to accommodate unplanned projects that were necessary to provide focused workplace health and safety guidelines and procedures, and enhanced benefits and time off policies in response to the COVID-19 pandemic. After reviewing all of the goals established for Ms. Carpenter for 2020, the Compensation Committee determined she achieved 95% of the individual functional goals set for her under the 2020 AIP.

The performance period for the relative TSR metric under the 2020 LTIP does not end until December 31, 2022 so no award determination was made by the Compensation Committee in regards to this metric for 2020.

2021 PROXY STATEMENT	52

As a result of the previous determinations, the compensation awarded to the CEO by the Board upon recommendation by the Compensation Committee, and the other NEOs by the Compensation Committee, for work performed in 2020 under the 2020 NEO compensation program is provided in the table below.

	DIRECT COMPENSATION REALIZED TO DATE FROM 2020 NEO COMPENSATION PROGRAM								REMAINING REALIZABLE
							TOTAL AS AWARDED		TARGET LTIP 3-YR TSR (3)
		AIP (1)				TOTAL		SHARES OF		SHARES OF
		CORE FFO	FUNCTIONAL	LTIP (non-cash) (2)		COMPENSATION		RESTRICTED	VALUE	RESTRICTED
	SALARY	PER SHARE (4)	GOALS	SERVICE	FAD	(in Dollars)	CASH (1)	STOCK (2)	(in Dollars)	STOCK
BOLTON CEO	$ 838,420	$ 907,875	N/A	$ 628,815	$ 1,416,930	$ 3,792,040	$ 1,746,295	15,699	$ 1,572,038	12,064
CAMPBELL CFO	$ 518,605	$ 300,863	$ 144,224	$ 285,233	$ 643,070	$ 1,891,995	$ 963,692	7,124	$ 713,082	5,472
GRIMES COO	$ 531,480	$ 184,158	$ 312,510	$ 292,314	$ 659,035	$ 1,979,497	$ 1,028,148	7,300	$ 730,785	5,608
DELPRIORE GC	$ 505,730	$ 293,394	$ 139,076	$ 278,152	$ 627,105	$ 1,843,457	$ 938,200	6,946	$ 695,379	5,336
CARPENTER CHRO	$ 278,100	$ 116,155	$ 59,458	$ 77,868	$ 177,984	$ 709,565	$ 453,713	1,962	$ 194,670	1,494

(1)	Awards earned under the 2020 AIP are shown in dollars to reflect each NEO’s election to receive 100% of the award in cash.
(2)	Awards earned under the 2020 LTIP were issued as shares of restricted stock which remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date. Service shares were issued on January 9, 2020 and will vest in three equal annual installments on the anniversary of the issuance date. FAD shares were issued on April 1, 2021 and will vest in two equal annual installments on the anniversary of the issuance date.
(3)	The performance period for the 2020 LTIP relative TSR, which is 2020 – 2022, has not yet completed. Any awards earned will be issued in shares of restricted stock on April 3, 2023, based on the grant date closing stock price of $130.30 and will immediately vest upon issuance.
(4)	Includes a 10% award modifier to recognize efforts in response to COVID-19 and resultant outperformance of peers. See page 51 for a full discussion.

The above realized compensation represents the percent of target and maximum direct compensation opportunities as indicated in the table below. The Core FFO per Share values include the impact of the 10% award modifier.

		AIP						LTIP
		AS A PERCENT OF TARGET			AS A PERCENT OF MAXIMUM			AS A PERCENT OF TARGET				AS A PERCENT OF MAXIMUM
		CORE FFO	FUNCTIONAL		CORE FFO	FUNCTIONAL		SERVICE		3-YR		SERVICE		3-YR
	SALARY	PER SHARE	GOALS (1)	TOTAL	PER SHARE	GOALS (1)	TOTAL	(2)	FAD (2)	TSR (3)	TOTAL	(2)	FAD (2)	TSR (3)	TOTAL
BOLTON CEO	100%	62%	N/A	62%	41%	N/A	41%	100%	150%	0%	65%	100%	100%	0%	46%
CAMPBELL CFO	100%	62%	89%	69%	39%	89%	48%	100%	150%	0%	65%	100%	100%	0%	46%
GRIMES COO	100%	62%	70%	67%	28%	70%	44%	100%	150%	0%	65%	100%	100%	0%	46%
DELPRIORE GC	100%	62%	88%	68%	39%	88%	48%	100%	150%	0%	65%	100%	100%	0%	46%
CARPENTER CHRO	100%	62%	95%	70%	37%	95%	47%	100%	152%	0%	66%	100%	100%	0%	46%

(1)	Award opportunities for the Individual functional goals component under the 2020 AIP are capped at the target level.
(2)	The compensation in these columns was awarded in shares of restricted stock that remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date.
(3)	No awards have been made under the relative TSR metric under the 2020 LTIP as the performance period does not end until December 31, 2022.

OTHER DIRECT COMPENSATION REALIZED IN 2020

2018 LTIP Three-Year TSR Metric

The performance period for the 2018 LTIP TSR metric concluded on December 31, 2020. Under the 2018 LTIP, awards for the market metric, a three-year compounded annualized relative total shareholder return, are dependent on a range of results based on the comparable performance of the SNL U.S. REIT Multifamily Index with target set at the index performance, threshold set at 300 basis points below the performance of the index and maximum set at 400 basis points above the performance of the index. At the March 2021 meeting, the Compensation Committee reviewed the results of the market metric under the 2018 LTIP (as described in the Compensation Incentive Plan Performance Metric Results section on page 50), noting that MAA’s three-year compound annualized TSR of 10.70%, as calculated under the 2018 LTIP, outperformed the three-year SNL US REIT Multifamily Index of 2.63%, calculated in the same manner, by 807 basis points, resulting in a performance above the maximum level and payout at the cap for the metric. As a result, the Compensation Committee approved the below awards in compliance with the 2018 LTIP. No further awards are eligible to be made under the 2018 LTIP.

	Shares of	Percent of
	Restricted	Opportunity Earned
	Stock Issued (1)	Target	Maximum
BOLTON CEO	18,353	154%	100%
CAMPBELL CFO	8,914	154%	100%
GRIMES COO	9,137	154%	100%
DELPRIORE GC	7,450	154%	100%
CARPENTER CHRO	2,302	154%	100%

(1)	Earned performance-based shares of restricted stock immediately vested upon issuance on April 1, 2021.

2021 PROXY STATEMENT	53

OTHER COMPENSATION ELEMENTS

BENEFITS

In addition to their direct compensation, our executives also participate in benefit programs, which are generally available to all of our associates, depending on specific eligibility requirements related to each. In general, benefits are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service with us.

401(K) PLAN

Our CEO and other NEOs are eligible to participate in our 401(K) Plan. The 401(K) Plan is a qualified retirement plan made available to all of our eligible associates that allows participants to make pre-tax elective deferral contributions as a percentage of their compensation as well as catch-up contributions in any year in which the participant will be at least 50 by the end of the year. For 2020, MAA made matching contributions under the 401(K) Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. Participants may defer up to 75% of their compensation under the 401(K) Plan until they reach the limitation imposed by Section 401(a) of the Code, for the given year.

Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under the law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 70½, if the participant reached the age of 70½ before January 1, 2020, 72, if the participant does not reach the age of 70½ before January 1, 2020, or stops working for MAA.

Additional information and NEO participation during 2020 can be found on page 61 under the heading 401(K) Plan in the Executive Compensation Tables section of this Proxy Statement.

EXECUTIVE DEFERRED COMPENSATION PLAN

Our CEO and other NEOs are eligible to participate in the Executive Deferred Compensation Plan, which is a supplemental nonqualified deferred compensation plan made available to all executives to enable them to accumulate additional retirement benefits beyond the limitations on participant contributions placed on the 401(K) Plan. MAA, at its discretion, may make matching contributions in accordance with the matching contribution formula in the 401(K) Plan. As such, in 2020, MAA made matching contributions under the Executive Deferred Compensation Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. The matching contributions were made only on compensation that was in excess of the limitation imposed by Section 401(a) of the Code on the 401(K) Plan that would have been eligible for the match. Participants may defer up to 50% of their compensation and 90% of their annual bonus.

In accordance with the Executive Deferred Compensation Plan, distributions for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

Unlike contributions made in the 401(K) Plan, the deferred compensation amounts contributed by Messrs. Bolton, Campbell, Grimes, and DelPriore and Ms. Carpenter, and any resultant matches by MAA, are considered general assets of the company and are subject to claims of MAA’s creditors. In 2016, MAA transferred the assets of the Executive Deferred Compensation Plan to an irrevocable rabbi trust to offer some security to the participants. While assets in the rabbi trust are still subject to creditors’ claims in a corporate bankruptcy, they cannot be accessed by MAA for any purpose other than to pay participant benefits under the Executive Deferred Compensation Plan.

Additional information and NEO participation during 2020 can be found on page 62 under the heading Executive Deferred Compensation Plan in the Executive Compensation Tables section of this Proxy Statement.

2021 PROXY STATEMENT	54

EMPLOYMENT AGREEMENTS

Mr. Bolton is our only NEO with an employment agreement. The material terms of his employment agreement and amounts payable under that agreement are described in Employment Agreements and Potential Payments Upon Termination or Change in Control on pages 63-64 of this Proxy Statement.

CHANGE IN CONTROL AGREEMENTS

Messrs. Campbell, Grimes and DelPriore and Ms. Carpenter have change in control agreements. These change in control agreements and the amounts payable under the agreements are described in Employment Agreements and Potential Payments Upon Termination or Change in Control on pages 63-64 of this Proxy Statement.

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION

Section 162(m) of the Code historically limited the tax deductibility of annual compensation paid by a publicly held corporation to its “covered employees,” which Section 162(m) defines as the corporation’s principal executive officer or any of its three other most highly compensated executive officers (other than its principal financial officer), to $1 million, unless the compensation qualified as performance-based compensation under Section 162(m). Under the Tax Cuts and Jobs Act of 2017, this “performance-based” exception was eliminated, and the definition of “covered employees” generally was expanded to cover all named executive officers, including the principal financial officer. These new rules generally apply to taxable years beginning after December 31, 2017, but do not apply to compensation provided pursuant to a written, binding contract in effect on November 2, 2017 that is not modified in any material respect after that date.

Since MAA qualifies as a REIT under the Code and is generally not subject to federal income taxes, we believe the payment of compensation that may exceed the deduction limit under Section 162(m) would not have a material adverse consequence to us, provided we continue to distribute 100% of our taxable income. If we make compensation payments subject to Section 162(m) limitations on deductibility, we may be required to make additional distributions to shareholders to comply with our REIT distribution requirements and eliminate our U.S. federal income tax liability or, alternatively, a larger portion of shareholder distributions that would otherwise have been treated as a return of capital may be subject to federal income tax treatment as dividend income. Although we are mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain of our compensation packages, we have reserved, and will continue to reserve, the right to structure our compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

CONCLUSION

The Compensation Committee believes that our executive leadership is a key element in our ability to execute our strategy and that the executive compensation packages are a key element in attracting, retaining and motivating the appropriate personnel.

The Compensation Committee believes it has historically maintained compensation for our executive officers at levels that reflect the talent and success of the individuals being compensated, and with the majority of the compensation opportunities being directly tied to performance, the Compensation Committee believes executive compensation appropriately focuses and motivates executive performance and is sufficiently comparable to our industry peers to allow us to retain our key personnel at levels which are appropriate and sustainable for MAA.

The Compensation Committee will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for shareholders. The Compensation Committee believes the idea of creating ownership in MAA helps align management’s interests with the interests of shareholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee feels it is necessary or appropriate as a measure to incent, retain and reward our executive management.

2021 PROXY STATEMENT	55

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of MAA reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement and our Annual Report on Form 10-K.

COMPENSATION COMMITTEE:

Philip W. Norwood, CHAIRMAN

Toni Jennings

Monica McGurk

Thomas H. Lowder

Claude B. Nielsen

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation earned by our NEOs. As required by Item 402 of Regulation S-K under the Exchange Act, the values for stock awards represent full grant date fair value in accordance with FASB ASC Topic 718 and appear in aggregate in the year of the grant. These amounts represent the total expense that we expected to recognize over time related to the award as of the day of grant; however, due to performance requirements, the length of certain performance periods, vesting schedules and continued employment requirements, the amounts may or may not represent the value of stock realized by the NEOs, or the timing of stock acquired by the NEOs. For information on actual shares issued to NEOs related to the fair value amounts provided in the below table, please see the footnotes to this table and the Outstanding Equity Awards at Fiscal Year End table found on page 59 of this Proxy Statement.

Ms. Carpenter was determined to meet the requirements to be considered a NEO of MAA in December 2020. As a newly designated NEO, under the disclosure requirements of the SEC, the tables in this Executive Compensation Tables section of this Proxy Statement only contain compensation information for Ms. Carpenter for fiscal year 2020, the year in which she was designated a NEO.

					Non-Equity
					Incentive
				Stock	Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation
Name and		($)	($)	($)	($)	($)	Total
Principal Position	Year	(1)	(2)	(3)	(4)	(5)	($)
H. Eric Bolton, Jr.	2020	$ 837,481	$ 500	$ 2,852,176	$ 907,875	$ 127,280	$ 4,725,312
CEO	2019	$ 812,500	$ 500	$ 2,661,372	$ 2,157,100	$ 104,426	$ 5,735,898
	2018	$ 775,000	$ 500	$ 2,182,245	$ 1,603,088	$ 99,319	$ 4,660,152
Albert M. Campbell, III	2020	$ 518,024	$ 500	$ 1,293,569	$ 445,087	$ 60,160	$ 2,317,340
EVP and CFO	2019	$ 502,750	$ 500	$ 1,207,041	$ 900,006	$ 48,514	$ 2,658,811
	2018	$ 484,000	$ 1,871	$ 1,060,008	$ 619,314	$ 45,751	$ 2,210,944
Thomas L. Grimes, Jr.	2020	$ 530,885	$ 500	$ 1,325,684	$ 496,668	$ 67,909	$ 2,421,646
EVP and COO	2019	$ 515,234	$ 500	$ 1,237,007	$ 1,083,600	$ 54,860	$ 2,891,201
	2018	$ 496,100	$ 500	$ 1,086,509	$ 769,493	$ 48,497	$ 2,401,099
Robert J. DelPriore	2020	$ 505,164	$ 400	$ 1,261,455	$ 432,470	$ 58,689	$ 2,258,178
EVP and GC	2019	$ 490,265	$ 400	$ 1,177,075	$ 883,801	$ 46,573	$ 2,598,114
	2018	$ 471,900	$ 400	$ 885,851	$ 598,523	$ 44,125	$ 2,000,799
Melanie Carpenter	2020	$ 277,789	$ 1,767	$ 357,868	$ 175,613	$ 26,599	$ 839,636
EVP and CHRO

(1)	Represents base salary paid during the calendar year indicated. These values may differ slightly from the base salary amounts set by the Compensation Committee of the Board as a result of the actual number of pay periods which fall in any given calendar year.

2021 PROXY STATEMENT	56

(2)	Reflects an annual holiday bonus paid to all associates based on length of service. Ms. Carpenter’s 2020 value and Mr. Campbell’s 2018 value also reflect a special length of service bonus which is awarded to all associates upon twenty years of service to MAA.

(3)	Represents the aggregate grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant. For a complete description of the assumptions made in determining the FASB ASC Topic 718 valuation, please refer to Stock Based Compensation in our audited financial statements in our Annual Report on Form 10-K for the indicated fiscal year. Additional details for each grant can be found in the table to the right. For purposes of the table, shares issued in 2021 are classified as Shares Earned as of December 31, 2020 as long as the performance period for the resultant share issuance was completed by December 31, 2020. In addition, the Maximum Opportunity amounts provided in the table represent the total cap amount set in the plan by the Compensation Committee and will not necessarily tie to the FASB ASC Topic 718 amount reflected in the Summary Compensation Table.
			Shares	Maximum
	Maximum Opportunity		Earned	Future
		Number of	as of	Share
Year	In Dollars	Shares	12/31/2020	Opportunity
2020 LTIP
Bolton	$ 4,401,705	33,780	15,699	18,081
Campbell	$ 1,996,629	15,322	7,124	8,198
Grimes	$ 2,046,198	15,702	7,300	8,402
DelPriore	$ 1,947,061	14,941	6,946	7,995
Carpenter	$ 556,200	4,267	1,962	2,305
2019 LTIP
Bolton	$ 4,273,500	44,987	20,908	24,079
Campbell	$ 1,938,475	20,406	9,487	10,919
Grimes	$ 1,986,600	20,912	9,722	11,190
DelPriore	$ 1,890,350	19,899	9,251	10,648
2018 LTIP
Bolton	$ 3,487,500	36,705	34,689	-
Campbell	$ 1,694,000	17,827	16,848	-
Grimes	$ 1,736,350	18,274	17,270	-
DelPriore	$ 1,415,700	14,900	14,081	-

(4)	Represents cash bonuses paid under the AIPs.

(5)	Represents matching contributions made by MAA to the Executive Deferred Compensation Plan and 401(K) Plan for calendar year 2020 as detailed in the table to the right.
Deferred
	Comp Plan	401(K) Plan	Total
2020
Bolton	$ 115,880	$ 11,400	$ 127,280
Campbell	$ 48,760	$ 11,400	$ 60,160
Grimes	$ 56,509	$ 11,400	$ 67,909
DelPriore	$ 47,289	$ 11,400	$ 58,689
Carpenter	$ 15,199	$ 11,400	$ 26,599
2019
Bolton	$ 93,226	$ 11,200	$ 104,426
Campbell	$ 37,314	$ 11,200	$ 48,514
Grimes	$ 43,660	$ 11,200	$ 54,860
DelPriore	$ 35,373	$ 11,200	$ 46,573
2018
Bolton	$ 88,319	$ 11,000	$ 99,319
Campbell	$ 34,751	$ 11,000	$ 45,751
Grimes	$ 37,497	$ 11,000	$ 48,497
DelPriore	$ 33,125	$ 11,000	$ 44,125

2021 PROXY STATEMENT	57

GRANTS OF PLAN BASED AWARDS

The following table summarizes grants of plan-based awards made to our NEOs during 2020.

			Estimated Possible Payouts			Estimated Future Payouts			Grant Date
			Under Non-Equity Incentive			Under Equity Incentive			Fair Value of
			Plan Awards (1)			Plan Awards (2)			Stock Awards
	Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	(3)
Name	Type	Date	($)	($)	($)	(#)	(#)	(#)	($)
Bolton	AIP	12/10/2019	$ 366,809	$ 1,467,235	$ 2,221,813
CEO	LTIP	1/9/2020				9,650	24,127	33,780	$ 2,852,176
Campbell	AIP	12/10/2019	$ 283,625	$ 648,256	$ 933,489
CFO	LTIP	1/9/2020				4,377	10,944	15,322	$ 1,293,569
Grimes	AIP	12/10/2019	$ 520,850	$ 744,072	$ 1,116,108
COO	LTIP	1/9/2020				4,486	11,216	15,702	$ 1,325,684
DelPriore	AIP	12/10/2019	$ 276,584	$ 632,163	$ 910,314
GC	LTIP	1/9/2020				4,268	10,672	14,941	$ 1,261,455
Carpenter	AIP	12/10/2019	$ 109,516	$ 250,290	$ 375,435
CHRO	LTIP	1/9/2020				1,194	2,987	4,267	$ 357,868

(1)	On December 10, 2019, the Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2020 AIP for executive management. The actual awards earned under the 2020 AIP by Messrs. Bolton, Campbell, Grimes and DelPriore and Ms. Carpenter were $907,875, $445,087, $496,668, $432,470 and $175,613 respectively.

(2)	The Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2020 LTIP with a grant date of January 9, 2020. The 2020 LTIP consists of three award opportunities as outlined below.

(i)	The actual shares of restricted stock presented in the table to the right were issued on the grant date and remain at risk of forfeiture until vested. The shares will vest equally over three years on the anniversary of the issuance date dependent upon continued employment in good standing through each vest date. The shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common stock holders until they vest or are forfeited.
Actual
Service Shares
Bolton	4,825
Campbell	2,189
Grimes	2,243
DelPriore	2,134
Carpenter	597

(ii)	The actual shares of restricted stock presented in the table to the right represent the performance shares earned based on our FAD results during fiscal year 2020 and were issued on April 1, 2021. The shares will vest equally over two years on the anniversary of the issue date dependent upon continued employment in good standing through each vest date and remain at risk of forfeiture until vested. The issued shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common stock holders until they vest or are forfeited. The performance shares did not receive dividend payments or dividend equivalents during the performance period.
	FAD Performance Shares
	Actual	Threshold	Target	Maximum
Bolton	10,874	1,808	7,238	10,874
Campbell	4,935	819	3,283	4,935
Grimes	5,057	840	3,365	5,057
DelPriore	4,812	799	3,202	4,812
Carpenter	1,365	224	896	1,365

(iii)	Shares of restricted stock representing performance shares based on our three year TSR performance from 2020 through 2022 as compared to the performance of the SNL US REIT Multifamily Index over the same period, will be issued, to the extent earned, on April 3, 2023. Any shares of restricted stock issued will immediately vest upon issuance. The performance shares will not receive dividend payments or dividend equivalents during the performance period.
	TSR Performance Shares
	Threshold	Target	Maximum
Bolton	3,017	12,064	18,081
Campbell	1,369	5,472	8,198
Grimes	1,403	5,608	8,402
DelPriore	1,335	5,336	7,995
Carpenter	373	1,494	2,305

(3)	These amounts are also reflected in the Summary Compensation Table under “Stock Awards”.

2021 PROXY STATEMENT	58

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The below table summarizes the number of unvested outstanding equity awards held by each of our NEOs as of December 31, 2020, including awards earned as of December 31, 2020 but not issued until 2021, as well as the market value of the awards as of December 31, 2020, based on the closing stock price of $126.69 on December 31, 2020. These awards are often related to long-term incentive plans with performance periods in prior years. Frequently, the shares were also issued in prior years and are subject to various vesting periods through which the shares remain forfeitable, contingent upon continued employment in good standing through each respective vest date. Please refer to the footnotes of the table for further details. None of our NEOs hold any stock options.

		Stock Awards
		Number of		Market Value of
		Shares or Units of		Shares or Units of
	Grant	Stock That Have		Stock That Have
Name	Date	Not Vested (#)		Not Vested ($)
Bolton	1/8/2016	1,135	(1)	$ 143,793
CEO	1/9/2017	2,602	(2)	$ 329,647
	4/4/2017	9,010	(3)	$ 1,141,477
	1/9/2018	4,405	(4)	$ 558,069
	1/9/2018	4,498	(5)	$ 569,852
	1/9/2018	18,353	(6)	$ 2,325,142
	1/9/2019	4,285	(7)	$ 542,867
	1/9/2019	14,482	(8)	$ 1,834,725
	1/9/2020	4,825	(9)	$ 611,279
	1/9/2020	10,874	(10)	$ 1,377,627
Campbell	1/8/2016	532	(1)	$ 67,399
CFO	1/9/2017	1,265	(2)	$ 160,263
	4/4/2017	3,753	(3)	$ 475,468
	1/9/2018	2,139	(4)	$ 270,990
	1/9/2018	2,185	(5)	$ 276,818
	1/9/2018	8,914	(6)	$ 1,129,315
	1/9/2019	1,944	(7)	$ 246,285
	1/9/2019	6,572	(8)	$ 832,607
	1/9/2020	2,189	(9)	$ 277,324
	1/9/2020	4,935	(10)	$ 625,215
Grimes	1/8/2016	546	(1)	$ 69,173
COO	1/9/2017	1,297	(2)	$ 164,317
	4/4/2017	2,885	(3)	$ 365,501
	1/9/2018	2,193	(4)	$ 277,831
	1/9/2018	2,239	(5)	$ 283,659
	1/9/2018	9,137	(6)	$ 1,157,567
	1/9/2019	1,992	(7)	$ 252,366
	1/9/2019	6,735	(8)	$ 853,257
	1/9/2020	2,243	(9)	$ 284,166
	1/9/2020	5,057	(10)	$ 640,671
DelPriore	1/8/2016	433	(1)	$ 54,857
GC	1/9/2017	1,057	(2)	$ 133,911
	4/4/2017	3,661	(3)	$ 463,812
	1/9/2018	1,788	(4)	$ 226,522
	1/9/2018	1,826	(5)	$ 231,336
	1/9/2018	7,450	(6)	$ 943,841
	1/9/2019	1,895	(7)	$ 240,078
	1/9/2019	6,409	(8)	$ 811,956
	1/9/2020	2,134	(9)	$ 270,356
	1/9/2020	4,812	(10)	$ 609,632
Carpenter	1/8/2016	133	(1)	$ 16,850
CHRO	1/9/2017	316	(2)	$ 40,034
	4/4/2017	1,407	(3)	$ 178,253
	1/9/2018	552	(4)	$ 69,933
	1/9/2018	564	(5)	$ 71,453
	1/9/2018	2,302	(6)	$ 291,640
	1/9/2019	531	(7)	$ 67,272
	1/9/2019	1,819	(8)	$ 230,449
	1/9/2020	597	(9)	$ 75,634
	1/9/2020	1,365	(10)	$ 172,932

(1)	Represents the remaining unvested restricted service shares issued on January 8, 2016 under the 2016 LTIP, which vest equally over five years on the anniversary of the issuance date.
(2)	Represents the remaining unvested restricted service shares issued on January 9, 2017 under the 2017 LTIP, which vest equally over five years on the anniversary of the issuance date.
(3)	Represents the remaining unvested restricted shares which were issued on April 1, 2019 under a previous merger plan related to the performance metrics, which vest equally over two years on the anniversary of the issuance date.
(4)	Represents the remaining unvested restricted service shares issued on January 9, 2018 under the 2018 LTIP, which vest equally over five years on the anniversary of the issuance date.
(5)	Represents the remaining unvested restricted shares which were issued on April 2, 2019 under the 2018 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.
(6)	Represents restricted shares which were issued on April 1, 2021 under the 2018 LTIP related to the performance under the TSR metric, which immediately vested upon issuance.
(7)	Represents the remaining unvested restricted service shares issued on January 9, 2019 under the 2019 LTIP, which vest equally over three years on the anniversary of the issuance date.
(8)	Represents the restricted shares issued on April 1, 2020 under the 2019 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.
(9)	Represents the remaining unvested restricted service shares issued on January 9, 2020 under the 2020 LTIP, which vest equally over three years on the anniversary of the issuance date.
(10)	Represents the restricted shares issued on April 1, 2021 under the 2020 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

2021 PROXY STATEMENT	59

OPTION EXERCISE AND STOCK VESTED

The following table summarizes the number of shares acquired upon the vesting of stock awards and the value realized by our NEOs as a result of such vestings during 2020. None of our NEOs hold any stock options. Accordingly, no options were exercised in 2020 by our NEOs.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
Name	Vesting (#) (1)	on Vesting ($) (2)
Bolton CEO	42,385	$ 4,358,550
Campbell CFO	20,161	$ 2,063,935
Grimes COO	19,670	$ 2,017,654
DelPriore GC	16,381	$ 1,695,801
Carpenter CHRO	5,155	$ 529,962

(1)	The shares represented in this column vested from various plans as indicated in the below table.

(2)	Represents the number of shares vesting multiplied by the respective closing stock price on the vesting date.

		ASC 718	Stock	Shares	Vested	Remaining
Name	Plan	Grant Date	Issue Date	Granted	in 2020	Unvested	Vesting Schedule
Bolton	2015 LTIP	1/9/2015	1/9/2015	7,031	1,407	-	20% annually from 1/9/2016
Campbell	2015 LTIP	1/9/2015	1/9/2015	2,735	547	-	20% annually from 1/9/2016
Grimes	2015 LTIP	1/9/2015	1/9/2015	2,813	563	-	20% annually from 1/9/2016
DelPriore	2015 LTIP	1/9/2015	1/9/2015	2,605	521	-	20% annually from 1/9/2016
Carpenter	2015 LTIP	1/9/2015	1/9/2015	447	90	-	20% annually from 1/9/2016
Bolton	280G	3/24/2015	3/24/2015	2,044	2,044	-	100% on fifth anniversary of 3/24/2015
Campbell	280G	3/24/2015	3/24/2015	1,406	1,406	-	100% on fifth anniversary of 3/24/2015
Grimes	280G	3/24/2015	3/24/2015	1,406	1,406	-	100% on fifth anniversary of 3/24/2015
Bolton	2016 LTIP	1/8/2016	1/8/2016	5,673	1,135	1,135	20% annually from 1/8/2017
Campbell	2016 LTIP	1/8/2016	1/8/2016	2,659	532	532	20% annually from 1/8/2017
Grimes	2016 LTIP	1/8/2016	1/8/2016	2,726	545	546	20% annually from 1/8/2017
DelPriore	2016 LTIP	1/8/2016	1/8/2016	2,161	432	433	20% annually from 1/8/2017
Carpenter	2016 LTIP	1/8/2016	1/8/2016	665	133	133	20% annually from 1/8/2017
Bolton	2017 LTIP	1/9/2017	1/9/2017	6,505	1,301	2,602	20% annually from 1/9/2018
Campbell	2017 LTIP	1/9/2017	1/9/2017	3,162	633	1,265	20% annually from 1/9/2018
Grimes	2017 LTIP	1/9/2017	1/9/2017	3,241	648	1,297	20% annually from 1/9/2018
DelPriore	2017 LTIP	1/9/2017	1/9/2017	2,642	529	1,057	20% annually from 1/9/2018
Carpenter	2017 LTIP	1/9/2017	1/9/2017	790	158	316	20% annually from 1/9/2018
Bolton	2017 LTIP	1/9/2017	4/2/2018	9,757	4,879	-	50% annually from 4/2/2019
Campbell	2017 LTIP	1/9/2017	4/2/2018	4,743	2,372	-	50% annually from 4/2/2019
Grimes	2017 LTIP	1/9/2017	4/2/2018	4,861	2,431	-	50% annually from 4/2/2019
DelPriore	2017 LTIP	1/9/2017	4/2/2018	3,964	1,982	-	50% annually from 4/2/2019
Carpenter	2017 LTIP	1/9/2017	4/2/2018	1,185	593	-	50% annually from 4/2/2019
Bolton	2017 LTIP	1/9/2017	4/1/2020	14,504	14,504	-	100% upon issuance
Campbell	2017 LTIP	1/9/2017	4/1/2020	7,050	7,050	-	100% upon issuance
Grimes	2017 LTIP	1/9/2017	4/1/2020	7,227	7,227	-	100% upon issuance
DelPriore	2017 LTIP	1/9/2017	4/1/2020	5,892	5,892	-	100% upon issuance
Carpenter	2017 LTIP	1/9/2017	4/1/2020	1,762	1,762	-	100% upon issuance
Bolton	Merger Plan	4/4/2017	4/1/2019	18,019	9,009	9,010	50% annually from 4/1/2020
Campbell	Merger Plan	4/4/2017	4/1/2019	7,506	3,753	3,753	50% annually from 4/1/2020
Grimes	Merger Plan	4/4/2017	4/1/2019	5,570	2,885	2,885	50% annually from 4/1/2020
DelPriore	Merger Plan	4/4/2017	4/1/2019	7,318	3,657	3,661	50% annually from 4/1/2020
Carpenter	Merger Plan	4/4/2017	4/1/2019	2,814	1,407	1,407	50% annually from 4/1/2020
Bolton	2018 LTIP	1/9/2018	1/9/2018	7,341	1,468	4,405	20% annually from 1/9/2019
Campbell	2018 LTIP	1/9/2018	1/9/2018	3,565	713	2,139	20% annually from 1/9/2019
Grimes	2018 LTIP	1/9/2018	1/9/2018	3,655	731	2,193	20% annually from 1/9/2019
DelPriore	2018 LTIP	1/9/2018	1/9/2018	2,980	596	1,788	20% annually from 1/9/2019
Carpenter	2018 LTIP	1/9/2018	1/9/2018	920	184	552	20% annually from 1/9/2019
Bolton	2018 LTIP	1/9/2018	4/2/2019	8,995	4,497	4,498	50% annually from 4/2/2020
Campbell	2018 LTIP	1/9/2018	4/2/2019	4,369	2,184	2,185	50% annually from 4/2/2020
Grimes	2018 LTIP	1/9/2018	4/2/2019	4,478	2,239	2,239	50% annually from 4/2/2020
DelPriore	2018 LTIP	1/9/2018	4/2/2019	3,651	1,825	1,826	50% annually from 4/2/2020
Carpenter	2018 LTIP	1/9/2018	4/2/2019	1,128	564	564	50% annually from 4/2/2020
Bolton	2019 LTIP	1/9/2019	1/9/2019	6,426	2,141	4,285	33.33% annually from 1/9/2020
Campbell	2019 LTIP	1/9/2019	1/9/2019	2,915	971	1,944	33.33% annually from 1/9/2020
Grimes	2019 LTIP	1/9/2019	1/9/2019	2,987	995	1,992	33.33% annually from 1/9/2020
DelPriore	2019 LTIP	1/9/2019	1/9/2019	2,842	947	1,895	33.33% annually from 1/9/2020
Carpenter	2019 LTIP	1/9/2019	1/9/2019	795	264	531	33.33% annually from 1/9/2020

2021 PROXY STATEMENT	60

401(K) PLAN

We adopted a 401(K) Plan under the terms of which participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under applicable law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 70½, if the participant reached the age of 70½ before January 1, 2020, 72, if the participant did not reach the age of 70½ before January 1, 2020, or stops working for MAA.

The mutual funds available for investment in the 401(K) Plan for 2020, as well as those fund’s respective rates of return for 2020, are provided below.

		2020 Rate
Name of Fund	Ticker	of Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	9.25%	(1)	These collective funds are not mutual funds and are exempt from SEC registration. They are designed for and exclusively sold to qualified retirement plans and their participants and are therefore not available to individual retail investors.
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	9.96%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	10.99%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	13.67%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	15.16%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	17.55%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	18.77%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	19.21%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	19.42%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	19.39%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	19.44%
American Funds EuroPacific Growth Fund Class R6	RERGX	25.27%	(2)	No 2020 rate of return is available as the fund has an inception date of October 5, 2020. The funds rate of return from its inception date to December 31, 2020, was 6.79%.
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	40.34%
ClearBridge Small Cap Growth Fund Class IS	LMOIX	44.01%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	-1.66%
Core Plus Bond Fund CL I1 (1)	N/A	7.48%
Fidelity 500 Index Fund	FXAIX	18.40%
Fidelity Global ex US Index Fund	FSGGX	10.71%
Fidelity Mid Cap Index Fund	FSMDX	17.11%
Fidelity Small Cap Index Fund	FSSNX	19.99%
Fidelity US Bond Index Fund	FXNAX	7.80%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	0.35%
JPMorgan Equity Income Fund Class R6	OIEJX	3.88%
Large Cap Growth Fund II Fee Class I1 (1) (2)	N/A	N/A
T. Rowe Price Stable Value Common Trst A (1)	N/A	2.06%
Victory Sycamore Established Value Fund Class R6	VEVRX	8.16%

The table below provides the balance as of December 31, 2020, of our NEOs’ 401(K) Plan accounts.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	Balance
	Last FY	Last FY	in Last FY (1)	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$ 26,000	$ 11,400	$ 23,671	$ -	$ 226,998
Campbell CFO	$ 26,000	$ 11,400	$ 88,818	$ -	$ 743,685
Grimes COO	$ 26,000	$ 11,400	$ 90,132	$ -	$ 733,934
DelPriore GC	$ 26,000	$ 11,400	$ (1,462)	$ -	$ 186,692
Carpenter CHRO	$ 19,500	$ 11,400	$ 52,080	$ -	$ 300,650

(1)	Values represent aggregate deemed investment earnings or losses from voluntary deferrals and our contributions, as applicable, as well as minimal investment fund fees. The 401(K) Plan does not guarantee a return on deferred amounts.

2021 PROXY STATEMENT	61

EXECUTIVE DEFERRED COMPENSATION PLAN

The Executive Deferred Compensation Plan is available to all executive management. Under the terms of the Executive Deferred Compensation Plan, participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Distributions from the Executive Deferred Compensation Plan for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

The mutual funds available for investment in the Executive Deferred Compensation Plan for 2020, as well as those fund’s respective rates of return for 2020, are provided below.

		2020 Rate
Name of Fund	Ticker	of Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	9.25%
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	9.96%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	10.99%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	13.67%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	15.16%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	17.55%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	18.77%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	19.21%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	19.42%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	19.39%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	19.44%
American Funds EuroPacific Growth Fund Class R6	RERGX	25.27%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	40.34%
ClearBridge Small Cap Growth Fund Class IS	LMOIX	44.01%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	-1.66%
Fidelity 500 Index Fund	FXAIX	18.40%
Fidelity Global ex US Index Fund	FSGGX	10.71%
Fidelity Mid Cap Index Fund	FSMDX	17.11%
Fidelity Small Cap Index Fund	FSSNX	19.99%
Fidelity US Bond Index Fund	FXNAX	7.80%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	0.35%
JPMorgan Equity Income Fund Class R6	OIEJX	3.88%
PGIM Total Return Bond Fund Class R6	PTRQX	8.10%
T. Rowe Price Blue Chip Growth I	TBCIX	34.90%
Vanguard Treasury Money Mkt Inv	VUSXX	0.47%
Victory Sycamore Established Value Fund Class R6	VEVRX	8.16%

The table below provides the balance as of December 31, 2020, of our NEOs’ Executive Deferred Compensation Plan accounts.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	Balance
	Last FY	Last FY	in Last FY (1)	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$ 153,734	$ 115,880	$ 95,372	$ -	$ 4,007,809
Campbell CFO	$ 255,798	$ 48,760	$ 192,493	$ -	$ 1,883,026
Grimes COO	$ 194,338	$ 56,509	$ 199,429	$ -	$ 1,583,722
DelPriore GC	$ 73,362	$ 47,289	$ 47,154	$ -	$ 826,554
Carpenter CHRO	$ 15,199	$ 15,199	$ 12,674	$ -	$ 94,000

(1)	Values represent deemed combined investment earnings or losses from voluntary deferrals and our contributions, as applicable. The Executive Deferred Compensation Plan does not guarantee a return on deferred amounts.

2021 PROXY STATEMENT	62

EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS

Mr. Bolton entered into an employment agreement with us on March 24, 2015, that replaced his previous agreement which had been entered into in 2008. The employment agreement outlines the compensation he will receive and (i) has a term of one year that renews automatically on the first day of each month for an additional one-month period, so that on the first day of each month, unless sooner terminated in accordance with the terms of the agreement, the remaining term is one year; (ii) provides for an annual base salary for Mr. Bolton, subject to change at the discretion of the Compensation Committee; and (iii) allows for annual incentive/bonus compensation.

Upon Mr. Bolton’s termination due to death or permanent disability or in the event he is terminated without cause or resigns for good reason, we will pay Mr. Bolton (or his personal representative) all amounts due to him as of the date of termination under the terms of all incentive and bonus plans, and will also continue to pay him his base salary as then in effect for one year after the termination. In addition, all stock options or shares of restricted stock issued to Mr. Bolton will become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the in-the-money value of the shares covered by all such options.  In compliance with the 2018 LTIP, 2019 LTIP and 2020 LTIP, Mr. Bolton will also receive a pro-rata award (based on the number of days from grant to termination date) of any Performance Share Awards which would have been earned and issued under the plans except for the fact that the termination date preceded the end of the performance period. Shares of restricted stock will be issued in line with the underlying plan timing and will be immediately fully vested. Finally, we will pay to Mr. Bolton all legal fees incurred by him in connection with his termination without cause or resignation for good reason.

If Mr. Bolton is terminated without cause in anticipation of, on, or within three years after a change in control or resigns for good reason within three years after a change in control, he is entitled to receive a payment equal to the sum of 2.99 times his annual base salary in effect on the date of termination plus 2.99 times his average annual cash bonus paid during the two immediately preceding fiscal years. However, if the change in control transaction occurs within three years of Mr. Bolton’s planned retirement date, the maximum change in control payment would be the base salary and bonus payable to Mr. Bolton through the anticipated date of retirement.  In addition, all stock options and shares of restricted stock issued to Mr. Bolton shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. In compliance with the 2018 LTIP, 2019 LTIP and 2020 LTIP, if Mr. Bolton is terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of Mr. Bolton’s termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to his termination date, shall be considered to be earned in full. The maximum number of restricted shares would be issued to Mr. Bolton and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Mr. Bolton all legal fees incurred by him in connection with the change in control termination.

The employment agreement also contains certain confidentiality and non-competition provisions, as well as the agreement of Mr. Bolton, for a period of two years following a change in control termination, not to have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

CHANGE IN CONTROL AGREEMENTS

Messrs. Campbell, Grimes and DelPriore and Ms. Carpenter have change in control agreements that were entered into on March 24, 2015, in regards to Messrs. Campbell, Grimes and DelPriore, and December 8, 2020, in regards to Ms. Carpenter. The agreements outline the compensation they will receive under certain change in control scenarios. For Messrs. Campbell and Grimes, these agreements replaced change in control agreements originally entered into in December 1999 which were subsequently amended and restated in 2008.

Each change in control agreement provides that in the event of a change in control termination, each of Messrs. Campbell, Grimes and/or DelPriore and/or Ms. Carpenter is entitled to receive a payment equal to the sum of 2.99 times their annual base salary in effect on the date of termination plus 2.99 times their average annual cash bonus paid during the two immediately preceding fiscal years.  In addition, all stock options and shares of restricted stock issued to Messrs. Campbell, Grimes and/or DelPriore and/or Ms. Carpenter shall become fully vested and exercisable

2021 PROXY STATEMENT	63

in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Messrs. Campbell, Grimes and/or DelPriore and/or Ms. Carpenter may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by them, multiplied by the number of shares covered by all such options. In compliance with the 2018 LTIP, 2019 LTIP and 2020 LTIP, if Messrs. Campbell, Grimes and/or DelPriore and/or Ms. Carpenter are terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of the termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to the termination date, shall be considered to be earned in full. The maximum number of restricted shares would be issued and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Messrs. Campbell, Grimes and/or DelPriore and/or Ms. Carpenter all legal fees incurred by them in connection with the change in control. The change in control agreements also require that Messrs. Campbell, Grimes and/or DelPriore and/or Ms. Carpenter, for a period of two years following a change in control termination, not have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

CALCULATION OF BENEFITS

The following tables include an estimate of the potential payments we would be required to make upon termination of employment of the NEOs in each of the circumstances described below. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable.

▪	The date of termination is December 31, 2020
▪	The annual salary at the time of termination equals the 2020 base salary as established by the Compensation Committee, and in regards to Mr. Bolton, by the Board
▪	There is no accrued and unpaid salary
▪	There is no unpaid reimbursement for expenses incurred prior to the date of termination

TERMINATION DUE TO DEATH OR DISABILITY OR BY MAA WITHOUT CAUSE OR BY THE NEO FOR GOOD REASON IN THE ABSENCE OF A CHANGE IN CONTROL

Severance Benefit Component	BOLTON CEO	CAMPBELL CFO (4)	GRIMES COO (4)	DELPRIORE GC (4)	CARPENTER CHRO (4)
12 months base salary (1)	$838,420	$-	$-	$-	$-
Pro-rated bonus	$1,467,235	$-	$-	$-	$-
Equity awards (2)	$14,050,243	$6,514,652	$7,099,706	$5,960,678	$1,791,713
Perquisites (3)	$29,202	$-	$-	$-	$-
Total	$16,385,100	$6,514,652	$7,099,706	$5,960,678	$1,791,713
(1)	Semi-monthly payments of base salary for one year following the termination date, subject to the six-month delayed payment rule under Section 409A of the Internal Revenue Code.
(2)	Aggregate number of (i) issued but unvested restricted shares as of December 31, 2020, (ii) the number of shares issuable under a former merger incentive plan based on actual performance through December 31, 2020, and (iii) performance share awards under the 2020 LTIP that are issuable based on actual performance (pro-rated for service during the performance period as applicable), multiplied by $126.69, the closing price for MAA’s common stock on the NYSE on December 31, 2020.
(3)	Upon a termination, other than death, lump sum payment for 12 months of insurance coverage for health, dental, life and disability substantially equivalent to the costs under MAA’s benefit plans.
(4)	NEO is not entitled to receive any severance benefits except certain equity awards in accordance with the terms and conditions of the applicable plan document.

TERMINATION BY MAA WITHOUT CAUSE (OR BY THE NEO FOR GOOD REASON) IN ANTICIPATION OF, ON, OR WITHIN A SPECIFIED PERIOD AFTER A CHANGE IN CONTROL

Severance Benefit Component	BOLTON CEO	CAMPBELL CFO	GRIMES COO	DELPRIORE GC	CARPENTER CHRO
2.99 x base salary	$2,506,876	$1,550,629	$1,589,125	$1,512,133	$291,069
2.99 x bonus (1)	$5,621,481	$2,271,383	$2,770,374	$2,216,074	$870,296
Pro-rated bonus	$1,467,235	$648,256	$744,072	$632,163	$250,290
Equity awards (2)	$16,612,986	$7,676,654	$8,290,594	$7,093,880	$2,118,383
Perquisites (3)	$58,404	$34,739	$34,739	$21,650	$34,739
Total	$26,266,982	$12,181,661	$13,428,904	$11,475,900	$3,564,777
(1)	Bonus is the average annual cash bonus paid for the two immediately preceding fiscal years.
(2)	Aggregate number of (i) issued but unvested restricted shares as of December 31, 2020, (ii) the maximum number of shares issuable under a former merger incentive plan, and (iii) the maximum number of performance share awards under the 2016 LTIP, the 2017 LTIP, the 2018 LTIP, the 2019 LTIP, and the 2020 LTIP multiplied by $126.69, the closing price for MAA’s common stock on the NYSE on December 31, 2020.
(3)	For Mr. Bolton, lump sum payment for 24 months of insurance coverage for health, dental, vision, life, and disability substantially equivalent to the costs under MAA’s benefit plans. For Messrs. Grimes, Campbell, and DelPriore, and Ms. Carpenter lump sum payment for 24 months insurance coverage for health, dental and vision.

2021 PROXY STATEMENT	64

CEO PAY RATIO

As directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act, on August 5, 2015, the SEC adopted final rules regarding disclosure of (i) the median of the annual total compensation of all employees of a company, other than its principal executive officer, (ii) the annual total compensation of the company’s principal executive officer, and (iii) the ratio of those two amounts, or pay ratio. The purpose of this new disclosure requirement is to provide a measure of the equitability of pay within the organization and to assist shareholders in better understanding and assessing a company’s executive compensation practices. We encourage you to consider this information in conjunction with the information provided in the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 39, which includes discussions on our compensation philosophy, percentage of executive pay tied to our performance results and long term total shareholder return, peer comparisons and other information you may find useful in evaluating the appropriateness of our executive compensation packages.

Our pay ratio is provided to assist you in evaluating our compensation practices and may not be meaningful when compared against other companies as impacts of varying organizational structures on employment bases and their respective compensation practices, as well as the methodology, assumptions and estimates any one company uses in determining their median employee, may impact the pay ratios between and within industries.

IDENTIFICATION OF MEDIAN EMPLOYEE

Calculations to identify the median employee are required by the SEC to be done every three years. As MAA last identified a median employee in relation to our 2017 CEO pay ratio analysis, we identified a new median employee for our 2020 analysis. The following discussion provides details on how we identified the median employee for 2020.

POPULATION OF EMPLOYEES ANALYZED

The below outlines the full population of employees included in our 2020 analysis to identify our median employee.

WE INCLUDED EMPLOYEES IF THEY WERE:

✓	Employed by MAA or any of its subsidiaries,
✓	Employed on December 31, 2020, and
✓	Classified as full-time, part-time or temporary, except as set forth in the “We Excluded” column

WE EXCLUDED EMPLOYEES IF THEY WERE:

✗	Our CEO,
✗	Contract workers,
✗	Temporary workers employed, and whose compensation was determined, by an unaffiliated third party,
✗	A seasonal employee (MAA does not have seasonal employees), or
✗	An international employee (MAA does not have international employees)

DATA USED TO IDENTIFY MEDIAN EMPLOYEE

To identify our median employee, we reviewed the 2020 income reported in Box 1 of Form W-2 for employees of MAA and its subsidiaries. While the value in Box 1 of Form W-2 is not calculated in the same manner as the total compensation in the Summary Compensation Table (the value on which the pay ratio is based), we felt it provided a consistent reporting value that could be applied across all associates that includes values for the largest categories of compensation represented in the Summary Compensation Table, which are salary, cash bonuses and stock awards. In regards to MAA’s compensation packages, the largest difference between the compensation reported in the Summary Compensation Table and Box 1 of Form W-2 is the value associated with stock awards, as the Summary Compensation Table reflects the full grant date fair value in accordance with FASB ASC Topic 718 in the year of grant while Box 1 of Form W-2 reflects the actual compensation realized in the year of vesting of stock awards actually earned. While these values can be materially different, including the timing thereof, given the nature and number of the participants in our equity incentive plans, we believe the differences in value would not move a participant from above the median to below the median and, therefore, would not have an impact on the identification of our median employee.

Before identifying the median employee, we adjusted the Box 1 of Form W-2 values to annualize the income of full-time and part-time employees hired after January 1, 2020, and employees who were on leave for a portion of the year for active military duty, under the Family and Medical Leave Act or as a result of an unpaid leave of absence. We made no other adjustments to the Box 1 of Form W-2 values, including any adjustments to normalize cost-of-living across geographic locations, before determining the median employee.

2021 PROXY STATEMENT	65

TOTAL MEDIAN EMPLOYEE COMPENSATION CALCULATION

After identifying the median employee, we calculated that employee’s compensation to match the required disclosures in the Summary Compensation Table, to provide a comparable value to the amount of total compensation disclosed for Mr. Bolton, our CEO, and in compliance with SEC requirements. The total annual compensation for our median employee in 2020 was $47,432.

RESULTS

Mr. Bolton, our CEO, is our principal executive officer. When considering Mr. Bolton’s total annual compensation of $4,725,312 for 2020, as calculated in compliance with the required disclosures for the Summary Compensation Table, the ratio of our median employee’s total annual compensation to our principal executive officer’s total annual compensation was approximately 1:100.

In accordance with FASB ASC Topic 718, Mr. Bolton’s total annual compensation as disclosed in the Summary Compensation Table includes the full grant date fair value of stock awards granted in 2020. A significant portion of Mr. Bolton’s compensation is performance based, only realizable by Mr. Bolton if certain overall company and long-term shareholder return performance levels are achieved and is, therefore, not guaranteed of being realized by Mr. Bolton. As of December 31, 2020, $1,280,138 of the full grant date fair value attributed to Mr. Bolton’s 2020 compensation represents the three-year relative market performance metric under the 2020 LTIP. As the performance period for this metric does not end until December 31, 2022, no compensation for this metric was realized by Mr. Bolton in 2020 and it remains subject to forfeiture. The 2020 compensation for our median employee did not include long-term performance opportunities and was therefore fully realized and not subject to forfeiture.

2021 PROXY STATEMENT	66

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MATTER TO BE VOTED

Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for 2021.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm and has selected Ernst & Young LLP to audit our financial statements for the 2021 fiscal year. Although shareholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2021, our Board believes that submitting the appointment of Ernst & Young LLP to the shareholders for ratification is a matter of good corporate governance.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Shareholder approval for the appointment of our independent registered public accounting firm is not required, but the Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

IMPACT OF ABSTENTIONS
Abstentions will have no legal effect on whether this proposal is approved.

IMPACT OF BROKER NON-VOTES
Broker non-votes will have no legal effect on whether this proposal is approved.

BOARD RECOMMENDATION
ON BEHALF OF THE AUDIT COMMITTEE, OUR BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021.

Ernst & Young LLP audited our annual financial statements for the fiscal year ended December 31, 2020, and our internal control over financial reporting as of December 31, 2020. On February 16, 2021, following a review of the qualifications, performance and independence of Ernst & Young LLP, among other considerations, the Audit Committee appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Ernst & Young LLP has performed as our external auditors continuously since October 2005. The Audit Committee believes that the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021 is in the best long-term interest of our shareholders.

A representative of Ernst & Young LLP will virtually attend the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

2021 PROXY STATEMENT	67

AUDIT AND NON-AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Ernst & Young LLP, our independent registered public accounting firm effective as of October 31, 2005, for the years ended December 31, 2020 and 2019.

SEC rules under Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2002, our Audit Committee began pre-approving all services provided by our independent registered public accounting firm and has pre-approved all new services since that time.

	2020	2019
Audit Fees (1)	$2,267,035	$2,416,184
Audit-Related Fees (2)	-	-
Tax Fees (3)	422,320	365,770
All Other Fees (4)	1,450	2,000
Total Fees	$2,690,805	$2,783,954

(1)	Audit Fees consists of fees billed for professional services rendered and expenses incurred relating to the audit of our financial statements and internal control over financial reporting, the review of our interim financial statements and the work performed on securities offerings and other filings with the SEC, including comfort letters, consents and comment letters.
(2)	Audit-Related Fees consists of fees billed for professional services rendered and expenses incurred for assurance and other services related to the audit of our financial statements.
(3)	Tax Fees consists of fees billed for professional services rendered and expenses incurred related to tax return preparation and compliance and general tax consulting. For 2020, Tax Fees included fees billed specifically pertaining to tax return compliance, Section 1031 “Like-kind” consulting, Section 704c allocation modeling, captive insurance consulting, real estate transfer tax consulting, and a cost segregation study. For 2019, Tax Fees included fees billed specifically pertaining to tax return compliance, 162(m) executive compensation consulting, sales and use tax planning, Section 1031 “Like-kind” consulting, debt financing tax consulting and state income tax notices.
(4)	All Other Fees consists of a fee billed for a subscription to an online technical accounting and tax information resource.

The Audit Committee has determined that the nature and level of non-audit related services that Ernst & Young LLP provides to us is compatible with maintaining the independence of Ernst & Young LLP.

AUDIT COMMITTEE POLICIES

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SOLE AUTHORITY TO APPOINT OR REPLACE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is responsible for the compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attestation services for MAA. As such, the independent registered public accounting firm reports directly to the Audit Committee.

2021 PROXY STATEMENT	68

ANNUAL EVALUATION AND SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and audit engagement team and determines whether to reengage the then current firm. Among other items, the Audit Committee considers the following factors when making this determination:

▪	The Audit Committee’s determination of prior performance of the independent registered public accounting firm including the quality and efficiency of work performed, and familiarity of our operations, accounting policies and procedures and internal controls over financial reporting,
▪	Independence considerations including independence controls of the independent registered public accounting firm and the type and quantity of non-audit services provided to us, any member of the Board and any NEOs,
▪	Recent Public Company Accounting Oversight Board reports related generally to the independent registered public accounting firm and specifically to audits by members of our engagement team,
▪	Depth of financial, accounting and industry experience, technical expertise and resources of the independent registered public accounting firm in general and of the members of the audit engagement team specifically,
▪	The quality, candor and frequency of the independent registered public accounting firm’s communications with the Audit Committee,
▪	The appropriateness of fees charged by the independent registered public accounting firm, and
▪	The results of the most recent shareholder vote to ratify the appointment of the independent registered public accounting firm. Shareholders ratified the selection of Ernst & Young LLP to be our independent registered public accounting firm for 2020 by 98.5% at the 2020 Annual Meeting of Shareholders.

OVERSIGHT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In addition to quarterly written materials submitted to the Audit Committee, representatives of the independent registered public accounting firm meet with the committee, management and the Director of Internal Audit on a quarterly basis. The Audit Committee routinely meets with representatives of the independent registered public accounting firm as well as management and the Director of Internal Audit in separate executive sessions throughout the year. The Chairman of the Audit Committee may also receive or request periodic or ad hoc updates from the independent registered public accounting firm and/or management and the Director of Internal Audit between scheduled meetings, as desired.

PRE-APPROVAL OF ALL AUDITING AND NON-AUDITING SERVICES

The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit Committee has delegated the authority to pre-approve such services and fees to the Chairman of the Audit Committee when scheduling a full committee meeting to timely consider a proposed service or fee is not feasible. Any decisions to pre-approve services or fees made solely by the Chairman of the Audit Committee are presented to the full Audit Committee for ratification at its next scheduled meeting. Authority to pre-approve services and fees of the independent registered public accounting firm may not be delegated to any member of management.

ROTATION OF AUDIT ENGAGEMENT TEAM MEMBERS

The Audit Committee ensures that the rotation of the lead audit partner and audit engagement team members of our independent registered public accounting firm is done in compliance with NYSE and SEC regulations. In addition, the Audit Committee participates in the selection and approval of the lead audit partner and may, from time to time, also engage in discussions surrounding individual audit engagement team member needs.

2021 PROXY STATEMENT	69

HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES

RESTRICTIONS ON HIRING OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES

MAA will not hire an individual who is concurrently an employee of its independent registered public accounting firm, nor will MAA hire an individual in an accounting role or financial reporting oversight role if they remain in a position to influence MAA’s independent registered public accounting firm’s operations or policies.

REQUIRED APPROVAL FOR HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM

MAA’s Principal Accounting Officer or Chief Financial Officer must approve the hiring of any candidate who served on the independent registered public accounting firm’s audit engagement team for MAA.

COOLING OFF PERIOD BEFORE HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM

MAA will not hire a former member of the independent registered public accounting firm’s audit engagement team for MAA in an accounting or financial reporting oversight role before a required “cooling-off” period has elapsed.

REPORTING OF HIRING PREVIOUS MEMBERS OF AUDIT ENGAGEMENT TEAM TO AUDIT COMMITTEE

Management discloses all hires of former members of the independent registered public accounting firm’s audit engagement team for accounting or financial reporting oversight roles to the Audit Committee at least quarterly.

OTHER PRACTICES

AUDIT COMMITTEE COMPRISED SOLELY OF INDEPENDENT MEMBERS OF THE BOARD

The Audit Committee is comprised solely of independent members of the Board.

SEC FINANCIAL EXPERT

Alan B. Graf, Jr., Russell R. French and Edith Kelly-Green serve on the Audit Committee and have been determined by the Audit Committee and the Board to meet the definition of an audit committee financial expert under the applicable SEC rules.

ANONYMOUS WHISTLEBLOWER PLATFORM

The Audit Committee has established a formal Whistleblower Policy with related Procedures which allows for the anonymous submission and addressing of concerns related to accounting, internal accounting controls and auditing matters. The policy and procedures are reviewed annually by the Audit Committee and are publicly provided with other corporate governance materials on MAA’s investor relations website at http://ir.maac.com/Corporate-Governance.

2021 PROXY STATEMENT	70

AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the independent auditor and our internal audit function, and our endeavors to address cybersecurity risks. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the indemnification, assessment and management of cybersecurity risks, the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, as well as other procedures.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2020 with management. In addition, the Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, and has discussed with Ernst & Young LLP their independence from MAA and its management.

The Audit Committee has received both management’s and the independent registered public accounting firm’s reports on internal control over financial reporting and has discussed those reports.

The Audit Committee has discussed with management and representatives of the independent registered public accounting firm such other matters and received such assurances from them as they deemed appropriate.

As a result of their review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

AUDIT COMMITTEE:
Alan B. Graf, Jr., CHAIRMAN
Russell R. French
Edith Kelly-Green
W. Reid Sanders
Gary Shorb

2021 PROXY STATEMENT	71

SECURITIES OWNERSHIP

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information regarding shares of MAA common stock which could be issued with respect to compensation plans as of December 31, 2020.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)(1)	(b)(1)	(c)(2)
Equity compensation plans approved by security holders	19,845	$ 77.83	1,132,745

Equity compensation plans not approved by security holders	None	None	None
Total	19,845	$ 77.83	1,132,745

(1)	The outstanding options were issued in exchange for options outstanding with Post Properties, Inc. at the time of our merger.
(2)	Represents shares available to be issued under our Second and Amended MAA 2013 Stock Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The number of shares owned and percentage ownership in the following table is based on 114,407,878 shares of common stock outstanding on March 12, 2021. The following table sets forth information, regarding each person known to us to be the beneficial owner of more than five percent of our common stock. The information in the following table is based solely on Schedule 13G filings with the SEC by the respective identified beneficial owners.

	Amount and		Notes on Amounts from Schedule 13G Disclosures
	Nature of		Power to Vote or		Power to Dispose or
Name and Address	Beneficial	Percent	Direct the Vote		Direct the Disposition
of Beneficial Owner	Ownership	of Class	Sole	Shared	Sole	Shared
The Vanguard Group	18,171,315	15.9%	-	443,860	17,412,809	758,506
100 Vanguard Blvd.
Malvern, PA 19355

Data as of 12/31/2020 per 13G/A

BlackRock, Inc.	11,467,060	10.0%	10,252,012	-	11,467,060	-
55 East 52nd Street
New York, NY 10055

Data as of 2/28/2021 per 13G/A

State Street Corporation	6,591,473	5.8%	-	5,758,539	-	6,575,838
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Data as of 12/31/2020 per 13G

2021 PROXY STATEMENT	72

SECURITY OWNERSHIP OF MANAGEMENT

The number of shares owned and percentage ownership in the following table is based on 114,407,878 shares of common stock outstanding on March 12, 2021. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of March 12, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth the beneficial ownership of our common stock as of March 12, 2021 by (i) each Director, (ii) each Director Nominee, (iii) each NEO in the Summary Compensation Table, and (iv) all Directors, Director Nominees and NEOs as a group. Unless otherwise indicated, voting power and investment power are exercisable solely by the named person. The address of each officer, director and/or director nominee listed below is 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

Name of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent of Class	Notes
H. Eric Bolton, Jr. (1)	389,495	(2)	Includes 110,000 shares that Mr. Bolton has the current right to acquire upon redemption of limited partnership units; 8,818 shares attributed to Mr. Bolton in our Employee Stock Ownership Plan.
Albert M. Campbell, III	80,964	(2)	Includes 3,145 shares attributed to Mr. Campbell in our Employee Stock Ownership Plan; 100 shares held by Mr. Campbell through an individual retirement account; and 11,523 shares owned in a joint account with his wife for which Mr. Campbell has shared voting and investment power.
Melanie Carpenter	16,802	(2)	Includes 851 shares attributed to Mrs. Carpenter in our Employee Stock Ownership Plan
Robert J. DelPriore	50,599	(2)
Russell R. French	19,529	(2)	Includes 8,999 shares held in a deferred compensation account.
Alan B. Graf, Jr. (1)	45,779	(2)	Includes 31,751 shares held in a deferred compensation account.
Thomas L. Grimes, Jr.	80,288	(2)	Includes 3,969 shares attributed to Mr. Grimes in our Employee Stock Ownership Plan; 1,456 shares owned by Mr. Grimes’ spouse in our Employee Stock Ownership Plan; and 2 shares owned by his children for which Mr. Grimes has shared voting and investment power.
Toni Jennings (1)	8,437	(2)
Edith Kelly-Green (1)	881	(2)	Includes 881 shares held in a deferred compensation account.
James K. Lowder (1)	242,586	(2)	Includes 233,716 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, as to 4,990 of which Mr. Lowder would have shared voting and investment power (4,990 owned by JKL Investments, LLC); 60,105 of the limited partnership units owned by Mr. Lowder are pledged as collateral on various loans. See Policy Regarding the Ability of Employees or Directors to engage in Hedging Transactions or Pledging of Securities on page 18.
Thomas H. Lowder (1)	287,572	(2)	Includes 248,654 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, 19,928 of which Mr. Lowder would have shared voting and investment power (19,928 owned by THL Investments, LLC); 3,900 shares held in a deferred compensation account; 25,791 shares held by Mr. Lowder through an individual retirement account; and 357 shares indirectly owned for which Mr. Lowder has shared voting and investment power (357 shares owned by THL Investments, LLC).
Monica McGurk (1)	10,453	(2)	Includes 6,753 shares held in a deferred compensation account.
Claude B. Nielsen (1)	26,610	(2)	Includes 2,111 shares that Mr. Nielsen has the current right to acquire upon redemption of limited partnership units; and 12,382 shares held in a deferred compensation account.
Philip W. Norwood (1)	33,268	(2)	Includes 20,485 shares held in a deferred compensation account.
W. Reid Sanders (1)	149,729	(2)	Includes 107,000 shares that Mr. Sanders has the current right to acquire upon redemption of limited partnership units; 9,520 shares held in a deferred compensation account; 6,000 shares held by Mr. Sanders through an individual retirement account; and 8,400 shares Mr. Sanders holds indirectly and for which he has shared voting and investment power, of which 4,100 shares Mr. Sanders has authority to vote as trustee or through a power-of-attorney and 1,300 shares owned by Mr. Sanders’ spouse.
Gary Shorb (1)	24,249	(2)	Includes 19,452 shares held in a deferred compensation account.
David P. Stockert (1)	128,483	(2)	Includes 8,352 shares held in a deferred compensation account; and 51,306 shares owned by Mr. Stockert’s spouse.
All Directors, Director Nominees and NEOs as a group (17 persons)	1,595,724	1.39%	Includes 701,481 shares that may be acquired upon redemption of limited partnership units; 122,475 shares held in deferred compensation accounts; and 18,239 shares held in our Employee Stock Ownership Plan.
(1)	Director Nominee (2) Less than 1%

2021 PROXY STATEMENT	73

GENERAL INFORMATION

MEETING INFORMATION

DATE	TIME	PLACE
Shareholders may participate in the Annual Meeting by using any internet accessible device to log into the below URL with their 16-digit control number.
Tuesday, May 18, 2021	12:30 p.m. CDT	www.virtualshareholdermeeting.com/MAA2021

HOW SHAREHOLDERS CAN ATTEND THE ANNUAL MEETING

Starting at 12:15 p.m. CDT on May 18, 2021, shareholders can use any device that allows them to access the internet to go to www.virtualshareholdermeeting.com/MAA2021. To participate, shareholders will need to enter the 16-digit control number included on their proxy card, Notice of Internet Availability or Voter Instruction Form. If a shareholder cannot locate their 16-digit control number they may attend the Annual Meeting as a guest; however, Shareholders must log in as a shareholder in order to ask a question or vote during the Annual Meeting.

HOW GUESTS CAN ATTEND THE ANNUAL MEETING

Starting at 12:15 p.m. CDT on May 18, 2021, guests can use any device that allows them to access the internet to go to www.virtualshareholdermeeting.com/MAA2021 and log in as a guest.

TECHNICAL DIFFICULTIES

The virtual meeting platform is supported across most internet browsers and devices (desktops, laptops, tablets and smart phones) that are running updated versions or applicable software and plugins. Shareholders should ensure they have a strong internet connection wherever they intend to participate in the Annual Meeting. If you encounter any difficulties accessing the virtual meeting after 12:15 p.m. CDT on May 18, 2021, please call the technical support number that will be posted on the virtual meeting log in page.

HOW SHAREHOLDERS CAN ASK A QUESTION

Only shareholders will be permitted to ask questions during the Annual Meeting. All questions should be relevant to the proposals being considered at the Annual Meeting. Due to time limitations or the nature of any individual question (whether not related to the business to be conducted at the Annual Meeting or otherwise inappropriate or repetitive), not all questions may be answered. Questions will be answered solely at the discretion of MAA and MAA’s determination as to the relevancy or appropriateness of a question will be binding.

Shareholders may ask a question during the Annual Meeting by typing a question in the “Ask a Question” field after joining the Annual Meeting at www.virtualshareholdermeeting.com/MAA2021 by logging in with their 16-digit control number.

REQUIRED QUORUM TO HOLD THE ANNUAL MEETING

A quorum of shareholders is required to hold a valid meeting and will be present if at least a majority of the shareholders eligible to participate and vote are represented at the Annual Meeting. On March 12, 2021, the record date for the Annual Meeting, there were 114,407,878 shares of common stock outstanding and entitled to vote. Thus, 57,203,940 shares of common stock must be represented by shareholders present either in person virtually or by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy to vote in advance or vote in person virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the meeting or a majority of the votes present virtually at the Annual Meeting may adjourn the meeting to another date.

2021 PROXY STATEMENT	74

VOTING INFORMATION

HOW TO VOTE

You may vote by proxy in advance of or during the Annual Meeting by following the below instructions, but we encourage you to vote in advance even if you plan to attend the Annual Meeting.

VOTE IN ADVANCE

Beneficial owners should refer to the instructions received from the organization holding their account if they are unable to vote through any of the means provided below.

	What You Need		Vote By

ONLINE www.ProxyVote.com	16-digit control number Look on your proxy card, Voter Instruction Form or Notice of Internet Availability		11:59 P.M. Eastern Time on May 17, 2021, for shares held directly 11:59 P.M. Eastern Time on May 13, 2021, for shares held in a company plan

QR CODE	Smartphone AND proxy card or Notice of Internet Availability	Scan the QR Code to vote without entering your 16-digit control number

BY PHONE 800-690-6903	Proxy card

BY MAIL	Proxy card or Voter Instruction Form	Complete, sign, date and return in the postage-paid envelope provided

VOTE DURING THE ANNUAL MEETING

You may vote live during the Annual Meeting via the online meeting platform. Beneficial owners who do not have a 16-digit control number should check with the organization that holds their shares for special instructions.

ONLINE www.virtualshareholdermeeting.com/MAA2021	Use your 16-digit control number to log on as a shareholder to vote during the Annual Meeting.

CHANGING YOUR VOTE

If you vote by proxy in advance of the Annual Meeting, you can revoke your proxy at any time before the final vote at the Annual Meeting. Follow the voting instructions to change your vote.

SHAREHOLDERS ENTITLED TO VOTE

Only shareholders of record at the close of business on the record date, March 12, 2021, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the record date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. The only class of stock that can be voted at the Annual Meeting is our common stock. Each share of common stock is entitled to one vote on all matters that come before the Annual Meeting. As of the close of business on March 12, 2021, we had 114,407,878 shares of common stock outstanding.

BENEFICIAL OWNERS

If on March 12, 2021 your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner and proxy materials are provided to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You should refer to the materials received from such organization to direct the vote of your shares and for other questions.

MAA EMPLOYEE STOCK OWNERSHIP PLAN

If you had shares in an account under our Employee Stock Ownership Plan on March 12, 2021, you have the right to vote the shares in your account.

2021 PROXY STATEMENT	75

SOLICITATION OF PROXIES

MAA is soliciting proxies, and your vote is very important. For this reason, our Board requests that you allow your shares to be represented at the Annual Meeting by the proxies named on your proxy card or Voter Instruction Form. We will bear the entire cost of soliciting proxies. In addition to soliciting proxies through the Notice of Internet Availability, our Directors or employees may also solicit proxies in person, by phone or by other means. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of providing proxy materials to beneficial owners. If you receive more than one Notice of Internet Availability, proxy card or Voter Instruction Form you must follow the instructions on each to ensure that all of your shares are represented and voted.

CASTING OF VOTES

If you submit a valid proxy through one of the avenues listed in the How to Vote section of this Proxy Statement, your votes will be cast as you indicate. If you submit a properly executed proxy card without marking your voting selections, your shares will be voted per our Board recommendations FOR all Director Nominees and proposals contained within this Proxy Statement.

If any additional matters are properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, in accordance with his or her best judgment. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For”, “Against” and “Abstain” votes.

In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes.

VOTES REQUIRED TO APPROVE PROPOSALS

For each proposal, votes cast FOR the Director Nominee or proposal must exceed the votes cast AGAINST the Director Nominee or proposal for the Director Nominee to be elected or the proposal to be approved. Neither abstentions nor broker non-votes will have any legal effect on whether the Director Nominee is elected or the proposal is approved. If a Director Nominee is an incumbent Director and fails to receive more FOR votes than AGAINST votes, the Director is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board for consideration, and the Nominating and Corporate Governance Committee will determine whether it is advisable to accept or reject the resignation and will submit a recommendation to the Board for consideration.

The vote to approve executive compensation is an advisory, non-binding vote, and the Compensation Committee will consider the results of the vote for any immediate action it deems necessary as well as in setting future executive compensation.

Shareholder approval for the appointment of our independent registered public accounting firm is not required. The Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

VOTING RESULTS

Preliminary voting results will be announced at the Annual Meeting. We will file the final results of the vote on a Current Report on Form 8-K with the SEC within four business days of the Annual Meeting. Once filed, you will be able to access the Current Report on Form 8-K on our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement.

MEETING MATERIALS INFORMATION

The proxy materials for the Annual Meeting, including the Annual Meeting Notice, Proxy Statement and Annual Report, are being made available at http://materials.ProxyVote.com/59522J or mailed to shareholders on or about April 5, 2021.

2021 PROXY STATEMENT	76

ADOPTION OF NOTICE AND ACCESS

In alignment with our ESG initiatives, we adopted the Notice and Access delivery format allowed under the SEC rules. As a result, on or about April 5, 2021, unless directed otherwise by a shareholder, we mailed a Notice of Internet Availability to shareholders entitled to receive notice of the Annual Meeting, which contained instructions on how to access the proxy materials on the Internet. Shareholders who had affirmatively requested electronic delivery of our proxy materials received their Notice of Internet Availability via electronic delivery and shareholders who previously made an election to permanently receive printed copies were mailed a full printed set of materials.

If you received a Notice of Internet Availability by mail or electronic delivery, you will not automatically receive a printed copy of the proxy materials. We believe that using the Notice and Access method of proxy delivery helps us to reduce the printing and postage expenses associated with our annual meetings, provides shareholders with more time to review materials by making them available sooner and reduces our environmental impact by minimizing our paper and ink usage as well as the energy and fuel required to print and deliver bulk materials. We encourage all of our shareholders to not only review the materials online but also sign up for electronic delivery of future notices to further reduce our collective impact on the environment.

Shareholders who prefer to receive a printed copy of materials may request they be mailed to them at no charge by scanning the QR barcode on their Notice of Internet Availability or using any of the methods as outlined below.

REQUEST A PRINTED COPY OF THE PROXY MATERIALS

To request a printed copy of the proxy materials you will need the 16-digit control number from your Notice of Internet Availability. Some Beneficial Owners may not be issued a 16-digit control number. Those owners should follow the instructions provided on their Voter Instruction Form from their bank or broker.

ONLINE www.ProxyVote.com	BY PHONE 800-579-1639	BY E-MAIL sendmaterial@proxyvote.com
To request materials by e-mail, send a blank e-mail with your 16-digit control number in the subject line.

To ensure receipt of printed copies prior to the Annual Meeting, we recommend requesting materials prior to May 4, 2021.

ELECTRONIC DELIVERY

We encourage our shareholders to sign up for electronic delivery of proxy materials. Shareholders of Record can sign up for electronic delivery of materials while casting their vote online or by accessing their shareholder account with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. Beneficial owners should check with their broker or bank for availability of electronic delivery.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC, including the financial statements, financial statement schedules and all exhibits may be obtained from our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement. You can also obtain a copy, free of charge, by writing our Investor Relations Department at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 or by calling (866) 576-9689.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering one copy of proxy materials to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders, and we undertake to deliver promptly upon written or oral request a separate copy of proxy materials to shareholders sharing an address to which a single copy of proxy materials was delivered. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to householding. If at any time you no longer wish to participate

2021 PROXY STATEMENT	77

in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of proxy materials and wish to receive only one, please do one of the following: (i) mark the appropriate box on your proxy card if you hold registered shares or notify your broker if your shares are held in a brokerage account; or (ii) notify us in writing at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention:  Corporate Secretary. We can only household registered shares. If you own registered shares as well as hold shares in a brokerage account, you will continue to receive multiple copies of proxy materials.

MATTERS RELATED TO THE 2022 ANNUAL MEETING OF SHAREHOLDERS

SHAREHOLDER PROPOSAL REQUIREMENTS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who wish to submit proposals for inclusion in our proxy materials to be furnished to shareholders in connection with our 2022 Annual Meeting of Shareholders (other than proxy access director nominations) must comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act. To be considered timely for inclusion in our proxy materials furnished by us to shareholders, such proposals must be sent to the Nominating and Corporate Governance Committee, Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 and be received no later than the close of business on December 6, 2021.

Shareholders may also directly submit proposals at our 2022 Annual Meeting of Shareholders, including proposals to nominate their own persons for election as directors by our shareholders. Our bylaws provide requirements for ownership and certain procedures that a shareholder must follow to make their own nominations of persons for election as directors, or to submit other business, at an annual meeting of shareholders that is not included in our proxy materials. Pursuant to our bylaws, shareholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must give timely notice thereof in writing to our Corporate Secretary that contains all of the information required by our bylaws and prepare their own proxy materials for our shareholders. To be timely for the 2022 Annual Meeting of Shareholders, you must submit such proposals or nominations to our Corporate Secretary, in writing, no later than the close of business on February 17, 2022 and no earlier than the close of business on January 18, 2022.

We also advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including different notice submission date requirements in the event we do not hold our 2022 Annual Meeting of Shareholders between April 18, 2022 and July 17, 2022. The Chairman of the 2022 Annual Meeting of Shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2022 Annual Meeting of Shareholders will confer discretionary voting authority with respect to any matter presented by a shareholder at that meeting for which we have not been provided with timely notice. Shareholder proposals must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

PROXY ACCESS NOTICE REQUIREMENTS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require eligible shareholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in our bylaws, must be given no less than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of shareholders. Accordingly, to be timely for the 2022 Annual Meeting of Shareholders, our Corporate Secretary must receive the required notice no later than December 6, 2021. Notice must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

We advise you to review our bylaws, which contain additional requirements regarding advance notice of proxy access director nominations, including different notice submission date requirements in the event we do not hold our 2022 Annual Meeting of Shareholders between April 18, 2022 and July 17, 2022. A copy of our bylaws can be found on the SEC website (https://www.sec.gov) as Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018.

QUESTIONS

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Legal Department at 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, or email investor.relations@maac.com or call (901) 682-6600.

2021 PROXY STATEMENT	78

NON-GAAP FINANCIAL MEASURES

FFO, a non-GAAP financial measure, represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gains or losses on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this Proxy Statement, represents FFO attributable to MAA. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs and mark-to-market debt adjustments. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance.

FAD is composed of Core FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.

A reconciliation of net income available for MAA common shareholders to FFO, Core FFO and FAD is set forth in the below table.

Amounts in thousands, except per share and unit data	Year Ended December 31,
	2020	2019
Net income available for MAA common shareholders	$ 251,274	$ 350,123
Depreciation and amortization of real estate assets	504,364	490,632
Gain on sale of depreciable real estate assets	(9)	(80,988)
Depreciation and amortization of real estate assets of real estate joint venture	612	618
Net income attributable to noncontrolling interests	9,053	12,807
Funds from operations attributable to MAA, or FFO	765,294	773,192
Income on embedded derivative in preferred shares	(2,562)	(17,886)
Gain on sale of non-depreciable real estate assets	(1,024)	(12,047)
Gain from unconsolidated limited partnerships, net of tax	(4,757)	(2,954)
Net Casualty (gain) loss and other settlement proceeds	484	(3,390)
Loss on debt extinguishment	344	253
Non-routine legal costs and settlements	(38)	2,276
COVID-19 related costs	3,536	-
Mark-to-market debt adjustment	75	(256)
Core funds from operations, or Core FFO	761,352	739,188
Recurring capital expenditures	(80,420)	(72,781)
Core adjusted funds from operations	680,932	666,407
Redevelopment capital expenditures	(76,728)	(58,199)
Revenue enhancing capital expenditures	(39,529)	(32,871)
Commercial capital expenditures	(3,477)	(7,075)
Other capital expenditures	(25,352)	(19,280)
Funds available for distribution, or FAD	$ 535,846	$ 548,982

Weighted average common shares - diluted	114,500	114,113
FFO weighted average common shares and units - diluted	118,409	118,127

Earnings per common share - diluted:
Net income available for common shareholders	$ 2.19	$ 3.07
Funds from operations per Share - diluted, or FFO per Share	$ 6.46	$ 6.55
Core funds from operations per Share - diluted, or Core FFO per Share	$ 6.43	$ 6.26

2021 PROXY STATEMENT	79

OTHER MATTERS

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the person(s) named on the proxy card will have discretionary authority to vote all proxies as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Leslie B.C. Wolfgang Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary

April 5, 2021

2021 PROXY STATEMENT	80

REFERENCES AND ABBREVIATIONS

Below are the definitions of various references and abbreviations used throughout the Proxy Statement.

MEETING AND MATERIALS
Annual Meeting	2021 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc.
Annual Meeting Notice	Notice of 2021 Annual Meeting of Shareholders
Annual Report	Annual Report to Shareholders for the Year Ended December 31, 2020
Beneficial Shareholder	A Beneficial Shareholder is a shareholder whose shares are held by a bank, brokerage firm or other nominee. Such shares are often referred to as being held in Street Name.
MAA, we, us, our	Mid-America Apartment Communities, Inc.
Notice of Internet Availability	Notice Regarding Internet Availability of Proxy Materials
Proxy Statement	This Proxy Statement
Shareholder of Record or Registered Shareholder	A Shareholder of Record, also referred to as a Registered Shareholder, is a shareholder who owns their shares directly through MAA’s transfer agent, Broadridge Corporate Issuer Solutions, Inc.
Voter Instruction Form	Instructions included with proxy materials provided to Beneficial Shareholders by a bank, brokerage firm or other nominee.

EXECUTIVE AND DIRECTOR COMPENSATION
401(K) Plan	MAA 401(K) Savings Plan
AIP	Annual Incentive Plan
Code	Internal Revenue Code of 1986, as amended
Director Deferred Compensation Plan	Non-Qualified Deferred Compensation Plan for Outside Company Directors
Executive Deferred Compensation Plan	Non-Qualified Executive Deferred Compensation Plan
FAD	Funds Available for Distribution
FFO	Funds From Operations
FFO per Share	Funds From Operations per Diluted Common Share and Unit
GOI	Gross Operating Income
LTIP	Long-Term Incentive Program
NEO	Named Executive Officer
NOI	Net Operating Income
Pearl Meyer	Pearl Meyer & Partners, LLC
TSR	Total Shareholder Return

ACCOUNTING AND AUDITING
ASC	Accounting Standards Codification
FASB	Financial Accounting Standards Board
GAAP	Generally Accepted Accounting Principles
SEC Financial Expert	Audit committee financial expert under Item 401(h) of Regulation S-K

GENERAL AND COMMON ABBREVIATIONS
Board	Board of Directors of Mid-America Apartment Communities, Inc.
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CHRO	Chief Human Resources Officer
COO	Chief Operating Officer
Director	A current member of the Board
Director Nominees	The individuals being presented for shareholder approval at the Annual Meeting to serve as directors of MAA
ESG	Environmental, Social and Governance
EVP	Executive Vice President
GC	General Counsel
GRESB	Global Real Estate Sustainability Benchmark
NYSE	New York Stock Exchange
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission

Mid-America Apartment Communities, Inc.

MAA 6815 Poplar Avenue Suite 500 Germantown, Tennessee 38138 www.maac.com

MAA

MID-AMERICA APARTMENT COMMUNITIES, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 17, 2021 for shares held directly and by 11:59 P.M. Eastern Time on May 13, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MAA2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 17, 2021 for shares held directly and by 11:59 P.M. Eastern Time on May 13, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D38698-P53516 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MID-AMERICA APARTMENT COMMUNITIES, INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. H. Eric Bolton, Jr.	☐	☐	☐
1b. Alan B. Graf, Jr.	☐	☐	☐
1c. Toni Jennings	☐	☐	☐
1d. Edith Kelly-Green	☐	☐	☐
1e. James K. Lowder	☐	☐	☐
1f. Thomas H. Lowder	☐	☐	☐
1g. Monica McGurk	☐	☐	☐
1h. Claude B. Nielsen	☐	☐	☐
1i. Philip W. Norwood	☐	☐	☐
1j. W. Reid Sanders	☐	☐	☐
1k. Gary Shorb	☐	☐	☐
1l. David P. Stockert	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2021.	☐	☐	☐

Note: In accordance with their best judgment, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Shareholders including our Form 10-K are available at www.proxyvote.com.

D38699-P53516

MID-AMERICA APARTMENT COMMUNITIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2021, 12:30 PM CDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Eric Bolton, Jr., Albert M. Campbell, III, and Leslie B.C. Wolfgang and each of them, as proxies, each with the power to appoint such person's substitute, and hereby authorizes them to vote, as designated on the reverse side, all the shares of common stock of Mid-America Apartment Communities, Inc. held of record by the undersigned on March 12, 2021 at the Annual Meeting of Shareholders to be held on May 18, 2021, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE THE REVERSE SIDE; YOU NEED NOT MARK ANY BOXES.

Continued and to be signed on reverse side